UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-12

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Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

V2X, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

V2X, Inc.
2022 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

V2X | TRUSTED WHEREVER THE MISSION LEADS

September 13, 2022
V2X, Inc.
2424 Garden of the Gods Road
Suite 300
Colorado Springs, CO 80919
Dear Fellow Shareholders:
Enclosed are the Notice of Annual Meeting of Shareholders and Proxy Statement for the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) of V2X, Inc., formerly known as Vectrus, Inc. (“V2X”), which will be held virtually again this year. This year’s meeting is intended to address only the business included on the agenda. Details of the business to be conducted at the 2022 Annual Meeting are given in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, which provides information required by applicable laws and regulations.
Your vote is important and we encourage you to vote whether you are a registered owner or a beneficial owner. In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Because we are using the Internet, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. We believe use of the Internet makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.
If you are the registered owner of V2X common stock and do not plan to vote at the virtual 2022 Annual Meeting, you may vote your shares by making a toll-free telephone call or using the Internet. Details of these voting options are explained in the Proxy Statement. If you choose to receive paper copies of our proxy materials, you can vote by completing and returning the enclosed proxy card by mail as soon as possible.
If you are a beneficial owner and someone else, such as your bank, broker or trustee, is the owner of record, the owner of record will communicate with you about how to vote your shares.
Whether or not you plan to attend the virtual 2022 Annual Meeting, please vote as soon as possible. Voting by any of the methods described above will ensure your representation at the 2022 Annual Meeting.
Sincerely,
CHARLES L. PROW
PRESIDENT AND CHIEF EXECUTIVE OFFICER
MARY L. HOWELL
NON-EXECUTIVE CHAIRMAN OF
THE BOARD OF DIRECTORS

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS
LOCATION DETAILS

TIME: 8:00 a.m. Eastern Time, on Thursday, October 27, 2022
PLACE: Virtual Shareholder Meeting at www.virtualshareholdermeeting.com/VVX2022
ITEMS OF BUSINESS

ITEM 1 To elect four Class II Directors as members of the Board of Directors for a three-year term, each as named in the attached Proxy Statement.
ITEM 2 To ratify the appointment of RSM US LLP as the V2X, Inc. Independent Registered Public Accounting Firm for 2022.
ITEM 3 To approve, on an advisory basis, the compensation paid to our named executive officers, as described herein.
ITEM 4 To approve a second amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan.
ITEM 5 To transact such other business as may properly come before the meeting.
WHO CAN VOTE?

You can vote if you were a shareholder at the close of business on September 2, 2022, the record date for the 2022 Annual Meeting of Shareholders.
ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report to Shareholders and 2021 Annual Report on Form 10-K are provided to shareholders.
MAILING OR AVAILABILITY DATE

Beginning on or about September 13, 2022, this Notice of the 2022 Annual Meeting of Shareholders and the 2022 Proxy Statement are being mailed or made available, as the case may be, to shareholders of record on September 2, 2022.

ABOUT PROXY VOTING

Your vote is important. Proxy voting permits shareholders unable to attend the 2022 Annual Meeting of Shareholders to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. If you do not provide instructions on how to vote, the proxies will vote as recommended by the Board of Directors. Most shareholders will not receive paper copies of our proxy materials and can vote their shares by following the Internet voting instructions provided on the Notice of Internet Availability of Proxy Materials. If you are a registered owner and requested a paper copy of the proxy materials, you can vote your shares by completing and returning your proxy card or by following the Internet or telephone voting instructions provided on the proxy card. Beneficial owners who received or requested a paper copy of the proxy materials can vote their shares by completing and returning their voting instruction form or by following the Internet or telephone voting instructions provided on the voting instruction form. You can change your voting instructions or revoke your proxy at any time prior to the 2022 Annual Meeting of Shareholders by following the instructions on page 5 of this Proxy Statement and on the proxy card.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting of Shareholders to be held on Thursday, October 27, 2022 at 8:00 a.m. Eastern Time. The Company’s 2022 Proxy Statement, 2021 Annual Report on Form 10-K and Annual Report to Shareholders are available online at www.proxyvote.com.
If you want to receive a paper or email copy of these documents, you must request a copy. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in this Proxy Statement on or before October 13, 2022 to facilitate timely delivery.
By order of the Board of Directors,
KEVIN T. BOYLE
CHIEF LEGAL OFFICER, GENERAL COUNSEL AND CORPORATE SECRETARY
September 13, 2022

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V2X QUICK FACTS
ANNUAL MEETING OF SHAREHOLDERS INFORMATION
DATE	October 27, 2022	CORPORATE WEBSITE	www.vectrus.com
TIME	8:00 a.m. Eastern Time	INVESTOR RELATIONS WEBSITE	http://investors.vectrus.com/
LOCATION	Virtual at: www.virtualshareholdermeeting.com/VVX2022	ANNUAL REPORT ON FORM 10-K	https://investors.vectrus.com/sec-filings/documents/sec-filings-details/default.aspx?FilingId=15639113
RECORD DATE	September 2, 2022	CODE OF CONDUCT	http://investors.vectrus.com/govdocs
TRANSFER AGENT	Computershare Trust Company, N.A.
CORPORATE HEADQUARTERS	2424 Garden of the Gods Road, Suite 300, Colorado Springs, CO 80919
ANNUAL MEETING OF SHAREHOLDERS
AGENDA ITEMS TO BE VOTED ON	MANAGEMENT RECOMMENDATION
ITEM 1. ELECTION OF DIRECTORS
To elect Class II Directors: −Mary L. Howell −Eric M. Pillmore −Joel M. Rotroff −Neil D. Snyder	FOR EACH CLASS II DIRECTOR NOMINEE
ITEM 2. RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To ratify the appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for 2022.	FOR
ITEM 3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
To approve, on an advisory basis, the compensation of our named executive officers, as described in the 2022 Proxy Statement.	FOR
ITEM 4. APPROVAL OF A SECOND AMENDMENT AND RESTATEMENT OF THE V2X, INC. 2014 OMNIBUS INCENTIVE PLAN
To approve a second amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan.	FOR

DIRECTORS STANDING FOR ELECTION	INDEPENDENT	COMMITTEE ASSIGNMENT
Mary L. Howell	YES	None
Eric M. Pillmore	YES	Member of the Audit Committee, Strategy Committee and Compensation and Personnel Committee
Joel M. Rotroff	NO	Member of the Compensation and Personnel Committee
Neil D. Snyder	NO	Member of the Nominating and Governance Committee and Compensation and Personnel Committee
NUMBER OF 2021 BOARD AND COMMITTEE MEETINGS
Board Meetings	17
Audit Committee Meetings	6
Compensation and Personnel Committee Meetings	6
Nominating and Governance Committee Meetings	4
Strategy Committee Meetings	5
INDEPENDENT NON-EXECUTIVE CHAIRMAN

Mary L. Howell
2021 ANNUAL DIRECTOR COMPENSATION AND OWNERSHIP GUIDELINES
Cash Retainer	$85,000
Restricted Stock Units	$130,000
Audit Committee Chair – Incremental Compensation	$20,000 Cash Retainer
Compensation and Personnel Committee Chair – Incremental Compensation	$17,500 Cash Retainer
Nominating and Governance Committee Chair – Incremental Compensation	$15,000 Cash Retainer
Strategy Committee Chair – Incremental Compensation	$15,000 Cash Retainer
Non-Executive Chairman – Incremental Compensation	$50,000 Cash Retainer and $50,000 in Restricted Stock Units
Director Share Ownership Guidelines	5 X the Annual Cash Retainer Amount
BOARD SIZE

11 Directors

KEY PRINCIPLES AND PRACTICES
Independent Chairman of the Board.
Majority vote standard in uncontested elections.

Restriction on the number of boards on which members of our Board of Directors (each a “Director”) may serve to avoid overboarding, including the number of boards on which a Director who is a CEO may serve. See “Information About the Board of Directors and Other Matters — Corporate Governance Principles” below.

Annual Board and Committee evaluations.
Compensation tied to performance.
Limited perquisites.
No tax gross-ups on perquisites or in connection with a change in control. Tax protection may be provided for amounts associated with relocation.
Policy against hedging, pledging or speculating in Company stock.
Share ownership guidelines for Directors and officers.
Clawback policy.
No poison pill.
Regular executive sessions of the Board and each Committee without management present.
Board regularly reviews Board size and composition, including diversity and tenure, as well as Committee structure through its Nominating and Governance Committee.
WE DO…
Use an independent compensation consultant.
Pay for performance.
Retain meaningful stock ownership guidelines for V2X Directors and officers.
Conduct an annual Say-on-Pay vote.
Mitigate compensation risk through oversight, controls and appropriate incentives in our balanced compensation programs.

Maintain double trigger change in control provisions in our equity award agreements and our equity incentive plan that require both consummation of a change in control transaction and termination of employment for accelerated vesting.

Provide for a minimum vesting period of one year for employee equity grants, and generally provide in our employee award agreements for vesting in equal annual installments over a three-year period for our restricted stock unit and stock option awards.

Provide for clawback or recoupment of incentive awards and related payments under certain circumstances.

WE DO NOT…
Reprice stock options.
Provide tax gross-ups for perquisites or in connection with a change in control; however, tax protection may be provided for costs associated with relocation.
Guarantee minimum bonus payments.
Provide for automatic base salary increases.
Have fixed-term employment arrangements with our named executive officers. All named executive officers are at-will employees.
Provide a traditional pension plan or a supplemental executive retirement plan.

2022 PROXY STATEMENT

INFORMATION ABOUT THIS PROXY STATEMENT AND VOTING
Your vote is very important to us. For this reason, the Board of Directors of V2X, Inc. (the “Board of Directors” or the “Board”) is requesting that you allow your common stock to be represented at the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) by voting your shares after reviewing this proxy statement (the “Proxy Statement”). This Proxy Statement is being sent or made available to you in connection with this request and has been prepared on behalf of the Board of Directors by our management team.
In this Proxy Statement, unless the context requires otherwise, any of the “Company,” “V2X,” “we,” “us” and “our” refers to V2X, Inc. and its subsidiaries, and for periods prior to our business combination transaction with Vertex Aerospace Services Holding Corp. (the “Vertex Transaction”), refers to the business of Vectrus, Inc.
In connection with the Vertex Transaction, the Company entered into a shareholders agreement (the “Shareholders Agreement”) with Vertex Aerospace Holdco LLC, a Delaware limited liability company and an affiliate of American Industrial Partners Capital Fund VI, LP (“Vertex Holdco”), and certain other former stockholders of Vertex Aerospace Services Holding Corp. (“Vertex”) who became shareholders of the Company (collectively, the “Former Vertex Stockholders”) that, among other things, (1) provides Vertex Holdco and its affiliates to which shares of Company common stock are transferred by a Former Vertex Stockholder (collectively, the “Vertex Holdco Parties”) with director nomination and committee designation rights, (2) governs how each Former Vertex Stockholder will vote its shares of common stock with respect to certain matters, (3) requires certain actions of the Company to be approved by the Vertex Holdco Parties, (4) provides the Vertex Holdco Parties with certain information rights, (5) limits transfers of common stock by the Former Vertex Stockholders, (6) limits certain acquisitions of common stock by the Vertex Holdco Parties, (7) restricts the ability of the Vertex Holdco Parties to solicit proxies in the election of directors for such periods indicated therein, and (8) provides that the Company will elect to be a “controlled company” for purposes of applicable listing standards for so long as the Company qualifies to do so.
Pursuant to the Shareholders Agreement, the Vertex Holdco Parties and the Company will take whatever action may be reasonably necessary, if any, to cause the Company to comply with Securities and Exchange Commission (“SEC”) rules and applicable listing standards then in effect if the Company ceases to qualify as a “controlled company.”
WHY DID I RECEIVE THESE PROXY MATERIALS?
Beginning on or about September 13, 2022, this Proxy Statement is being mailed or made available, as the case may be, to shareholders who were V2X shareholders as of the September 2, 2022 record date (the “Record Date”), as part of the Board of Directors’ solicitation of proxies for the 2022 Annual Meeting and any postponements or adjournments thereof. This Proxy Statement and the 2021 Annual Report on Form 10-K (which have been furnished or made available to shareholders eligible to vote at the 2022 Annual Meeting) contain information that the Board of Directors believes offers an informed view of V2X.
WHY ARE YOU HOLDING A VIRTUAL ANNUAL MEETING?
Our 2022 Annual Meeting will be held solely in a virtual format, which will be conducted via a live webcast and online shareholder tools. We have created and implemented the virtual format in order to facilitate shareholder attendance and participation by enabling shareholders to participate fully and equally from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual annual meeting makes it possible for more shareholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our shareholders time and money. We also believe that the online tools we have selected will increase shareholder communication.
WHO IS ENTITLED TO VOTE?
You can vote if you owned shares of the Company’s common stock as of the close of business on the Record Date.
IS A LIST OF SHAREHOLDERS AVAILABLE?
The names of shareholders of record entitled to vote at the 2022 Annual Meeting will be available to shareholders at least five days prior to our 2022 Annual Meeting at our principal executive offices located at 2424 Garden of the Gods Road, Suite 300, Colorado Springs, CO 80919 during normal business hours, and at the 2022 Annual Meeting. The list will also be available to shareholders at www.virtualshareholdermeeting.com/VVX2022 during the 2022 Annual Meeting.

WHAT ITEMS OF BUSINESS WILL I BE VOTING ON?
You are voting on the following items of business:

To elect four Class II Directors as members of the Board of Directors for a three-year term, each as named in this Proxy Statement.

To ratify the appointment of RSM US LLP (“RSM”) as the Company’s Independent Registered Public Accounting Firm for 2022.

To approve, on an advisory basis, the compensation paid to our named executive officers, as described herein.

To approve a second amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan.

To transact such other business as may properly come before the meeting.

There are four formal items scheduled to be voted upon at the 2022 Annual Meeting as described in this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors is not aware of any business other than as described in this Proxy Statement that will be presented for a vote at the 2022 Annual Meeting.
HOW DO I VOTE?
If you are a registered owner, you can either vote via the web portal at the 2022 Annual Meeting or by proxy, whether or not you attend the 2022 Annual Meeting. Beneficial owners may vote by submitting their voting instructions. If you are a beneficial owner and your shares are held in a bank or brokerage account, you will need to obtain a proxy, executed in your favor, from your bank or broker to be able to vote at the 2022 Annual Meeting via the web portal.
WHAT IS THE DIFFERENCE BETWEEN A REGISTERED OWNER AND A BENEFICIAL OWNER?
If the shares you own are registered in your name directly with Computershare, our transfer agent, you are the registered owner and the “shareholder of record.” If the shares you own are held in a stock brokerage account, bank or by another holder of record, you are considered the “beneficial owner” because someone else holds the shares on your behalf.
WHAT ARE THE PROXY VOTING PROCEDURES?
Your vote is important. After reviewing this Proxy Statement, please vote your shares right away to make sure that your shares are represented at the 2022 Annual Meeting. Please follow the voting instructions on the proxy card (if you are a shareholder of record) or the voting instruction form (if you are a beneficial owner). You may vote:

BY INTERNET	BY TELEPHONE (FROM U.S.)	BY MAIL
WHY DOES THE BOARD SOLICIT PROXIES FROM SHAREHOLDERS?
Since it is impractical for all shareholders to attend the 2022 Annual Meeting and vote at the meeting, the Board of Directors recommends that you appoint the two people named on the accompanying proxy card to act as your proxies at the 2022 Annual Meeting.
HOW DO THE PROXIES VOTE?
The proxies vote your shares in accordance with your voting instructions. If you appoint the proxies but do not provide voting instructions, they will vote as recommended by the Board of Directors, except as discussed below under “What is a broker non-vote?” If any other matters not described in this Proxy Statement are properly brought before the meeting for a vote, the proxies will use their discretion in deciding how to vote on those matters.
HOW MANY VOTES DO I HAVE?
You have one vote for every share of V2X common stock that you owned on the Record Date.
HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?
The Board of Directors recommends a vote “FOR” the election of each of the Class II Director nominees of the Board of Directors (Item 1), “FOR” the ratification of the appointment of RSM as the Company’s independent registered public accounting firm for 2022 (Item 2), “FOR” the approval on an advisory basis of the compensation of our named executive officers (Item 3) and “FOR” the approval of a second amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan (Item 4).
WHAT IF I CHANGE MY MIND?
Shareholders of Record: You can revoke your proxy at any time before it is exercised by mailing a new proxy card with a later date or casting a new vote via the Internet or by telephone, as applicable. You can also send a written revocation to the Corporate Secretary at the V2X Corporate Headquarters, 2424 Garden of the Gods Road, Suite 300, Colorado Springs, CO 80919. If you virtually attend the 2022 Annual Meeting, you may vote via the virtual meeting platform and this vote will supersede your previously submitted proxy.

Beneficial Owners: You must contact the bank, broker or other nominee holding your shares and follow its instructions for changing your vote.
WHAT IS A “BROKER NON-VOTE”?
The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may cast a vote on behalf of a beneficial owner from whom the broker has not received instructions with regard to discretionary matters but not non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters to which the broker has not received instructions from the beneficial owner is referred to as a “broker non-vote.” Under current NYSE interpretations, agenda Item 2, the ratification of RSM as the Company’s independent registered public accounting firm, is considered a discretionary item. Your broker does not have discretion to vote your shares regarding Items 1, 3 and 4, each of which is considered a non-discretionary item.
Under Indiana law, the law of the state where the Company is incorporated, broker non-votes and abstentions are counted to determine whether there is a quorum present, but broker non-votes and abstentions will have no effect on the outcome of the proposals.
HOW MANY VOTES ARE REQUIRED TO ELECT DIRECTORS OR APPROVE A PROPOSAL? HOW MANY VOTES ARE REQUIRED FOR AN AGENDA ITEM TO PASS?
The Second Amended and Restated Articles of Incorporation of the Company (the “Articles”) and the Second Amended and Restated By-Laws of the Company (the “By-Laws”) provide that in uncontested elections, Directors shall be elected by a majority of the votes cast (that is, the number of votes cast “for” a Director nominee must exceed the number of votes cast “against” that nominee). Accordingly, broker non-votes and abstentions will not have any effect on the election of a Director. Cumulative voting in the election of Directors is not permitted. Items 2 and 3 are advisory in nature and non-binding. Items 2, 3 and 4 will be considered to have passed if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against these proposals.
WHAT HAPPENS IF A DIRECTOR NOMINEE FAILS TO RECEIVE A MAJORITY OF THE VOTES CAST IN AN UNCONTESTED ELECTION?
Our By-Laws provide that in uncontested elections, any Director nominee who fails to be elected by a majority of the votes cast, but who also is a Director at the time, shall promptly provide a written resignation, as a holdover Director, to the Chairman of the Board or the Corporate Secretary. The Nominating and Governance Committee (or the equivalent committee then in existence) shall promptly consider the resignation and all relevant facts and circumstances concerning any vote and the best interests of the Company and its shareholders and make a recommendation to the Board regarding whether to accept or reject the tendered resignation or whether other action should be taken. The Board will act on the Nominating and Governance Committee’s recommendation no later than its next regularly scheduled Board meeting or within 90 days after certification of the shareholder vote, whichever is earlier, and the Board will promptly publicly disclose its decision and the reasons for its decision.
HOW MANY SHARES OF V2X STOCK ARE OUTSTANDING?
As of the Record Date, 30,442,732 shares of V2X common stock were outstanding and entitled to vote at the 2022 Annual Meeting.
HOW DO I ATTEND THE 2022 ANNUAL MEETING OF SHAREHOLDERS?
Shareholders who wish to attend the 2022 Annual Meeting, which is being held virtually, must log into the virtual meeting platform at
www.virtualshareholdermeeting.com/VVX2022 beginning at 7:45 a.m. Eastern Time on October 27, 2022. To be admitted to the meeting as a shareholder of record, you must enter the 16-digit control number found on your proxy card or notice. You may vote your shares or ask questions during the meeting by following the instructions available on the virtual meeting platform. Questions must comply with the 2022 Annual Meeting procedures and be pertinent to the Company, our shareholders, and the meeting matters. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. Persons without a control number may attend the 2022 Annual Meeting as guests, but will not have the option to vote their shares or ask questions.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of the applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the 2022 Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. A replay of the webcast will be available on the Investor Relations page of the Company’s website at http://investors.vectrus.com/ until October 27, 2023.
In the event of a technical malfunction or other significant problem that disrupts the 2022 Annual Meeting, the Chairman may adjourn, recess or expedite the 2022 Annual Meeting or take such other action as the Chairman determines in light of the circumstances. If you have difficulty accessing the 2022 Annual Meeting, please call 844-986-0822 (U.S.) or 303-562-9302 (international) and technicians will be available to assist you.
HOW DO I ASK QUESTIONS AT THE VIRTUAL 2022 ANNUAL MEETING?
Shareholders who log into the virtual meeting platform using the 16-digit control number found on their proxy card or notice may ask questions during the virtual 2022 Annual Meeting or during the fifteen minutes before commencement of the 2022 Annual Meeting by typing their question into the “Ask a Question” box located on the bottom left side of the webcast screen. A representative from V2X will review the questions and direct them to the appropriate individual at V2X to address them.
HOW MANY HOLDERS OF V2X OUTSTANDING SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING OF SHAREHOLDERS?
In order to conduct business at the 2022 Annual Meeting, it is necessary to have a quorum. The presence in person or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the 2022 Annual Meeting. Abstentions and broker non-votes will be considered present for quorum purposes.
WHO COUNTS THE VOTES? IS MY VOTE CONFIDENTIAL?
Votes will be counted by the Inspector of Election appointed for the 2022 Annual Meeting. The Inspector of Election monitors the voting and certifies the confidentiality of the votes of shareholders.
WHO WILL SOLICIT PROXIES?
Our Directors, officers and other regular employees may solicit proxies. These persons may solicit proxies in person, by mail, by telephone or other electronic communication. Our Directors, officers and other employees will not receive any additional compensation for these activities.
WHO WILL PAY FOR THE COSTS OF THIS PROXY SOLICITATION?
We will pay the full cost of soliciting proxies and we will reimburse brokers, nominees, custodians and other fiduciaries for their costs in sending proxy materials to beneficial owners.
HOW CAN I SUBMIT A PROPOSAL FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS?
Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), establishes the eligibility requirements and the procedures that must be followed for a shareholder proposal to be included in a public company’s proxy materials. If you want us to consider including a shareholder proposal in next year’s proxy statement, you must deliver such proposal, in writing, to Kevin T. Boyle, our Corporate Secretary, at our principal executive offices on or before May 16, 2023 and comply with applicable eligibility requirements and procedures.
Any other matters proposed to be submitted for consideration at next year’s Annual Meeting of Shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 under the Exchange Act) must be given in writing to our Corporate Secretary and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date we first sent or made these proxy materials available to shareholders.
Therefore, to be presented at our 2023 Annual Meeting of Shareholders, such a proposal must be received on or after May 16, 2023 but not later than June 15, 2023. The proposal must contain specific information required by our By-Laws, which are on file with the SEC and may be obtained from our Corporate Secretary upon written request. If a shareholder proposal is received before or after the range of dates specified above, our proxy materials for the next Annual Meeting of Shareholders may confer discretionary authority to vote on such matter without any discussion of the matter in the proxy materials.
In addition, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than August 28, 2023.
CAN A SHAREHOLDER NOMINATE DIRECTOR CANDIDATES?
In accordance with procedures and requirements set forth in our By-Laws, shareholders may propose nominees for election to the Board of Directors only after providing timely written notice, as set forth in the preceding section. To be timely, notice of Director nomination or any other business for consideration at the shareholders’ meeting must be received by our Corporate Secretary at our principal executive offices no less than 90 days nor more than 120 days prior to the first anniversary of the date we released our Proxy Statement to shareholders in connection with last year’s Annual Meeting of Shareholders. Therefore, to be presented at our 2023 Annual Meeting of Shareholders, such a proposal must be received on or after May 16, 2023 but not later than June 15, 2023. The nomination and notice must meet all other qualifications and requirements of the Company’s Corporate Governance Principles, By-Laws and Regulation 14A of the Exchange Act. The nominee will be evaluated by the Nominating and Governance Committee of the Board using the same standards as it uses for all other Director nominees.
These standards are discussed in further detail below under “Information about the Board of Directors and Other Matters — Director Selection, Composition and Diversity.” You can request a copy of the nomination requirements from the Corporate Secretary of V2X.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING OF SHAREHOLDERS?
We will announce preliminary voting results at the 2022 Annual Meeting and will publish final results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the 2022 Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the 2022 Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.
HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies.
We will deliver only one copy of the proxy materials to multiple shareholders sharing an address unless we have received contrary instructions from one or more of those shareholders. We will, upon written or oral request, promptly deliver a separate copy of the proxy materials to a shareholder at a shared address to which single copies of the documents were delivered. You can make such request by writing to: Corporate Secretary, V2X, Inc., 2424 Garden of the Gods Road, Suite 300, Colorado Springs, CO 80919 or by calling 719-591-3600. Shareholders wishing to receive separate copies of the proxy materials in the future or shareholders sharing an address wishing to receive a single copy of proxy materials in the future may also contact our Corporate Secretary as described above.
Some brokers also household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be sending householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker.
We also make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q, and 8-K. To access these filings, go to our website (www.vectrus.com) and click on “SEC Filings” under the “Investors” heading. Copies of our 2021 Annual Report on Form 10-K, filed with the SEC, are also available without charge to shareholders upon written request addressed to: Corporate Secretary, V2X, Inc., 2424 Garden of the Gods Road, Suite 300, Colorado Springs, CO 80919.
INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Because we are using the Internet, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement, 2021 Annual Report on Form 10-K and Annual Report to Shareholders, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.
SHARE OWNERSHIP GUIDELINES
The V2X Board of Directors has established share ownership guidelines for our Directors who are not our employees (“Non-Management Directors”), and for certain of our executives to further emphasize the importance of linking the financial interests of our Non-Management Directors and executives with those of our shareholders. Share ownership guidelines are reviewed annually to align the guidelines with current market trends.
The share ownership guidelines require share ownership levels at five times the annual cash retainer amount for the Non-Management Directors. The share ownership guidelines provide for share ownership levels based on a multiple of annual base salary for our executives depending on their position, as follows:
CEO	5 X Annual Base Salary
CFO, COO and Executive Vice Presidents	3 X Annual Base Salary
Senior Vice Presidents	2 X Annual Base Salary
Corporate Vice Presidents	1 X Annual Base Salary
For purposes of the share ownership guidelines, shares of common stock and unvested RSUs count toward satisfying the ownership guidelines.
Non-Management Directors are encouraged to hold such shares until their total share ownership meets or exceeds the ownership guidelines. We permit our executives to sell or transfer shares of V2X common stock only to the extent it does not cause the executive’s total ownership to fall below the required guidelines thresholds. Compliance with the guidelines is monitored periodically. Non-Management Directors and executives who become subject to the share ownership guidelines have five years to comply. As of September 2, 2022, all of our Non-Management Directors are in compliance with our share ownership guidelines or will be in compliance taking into account the applicable five-year transition period. In recognition of overall market volatility and global macroeconomic conditions, the Company has granted Mr. Prow and Ms. Deagle additional time to become compliant with the share ownership guidelines.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows, as of September 2, 2022, the beneficial ownership of V2X common stock, and rights and options exercisable within 60 days of that date or November 1, 2022, by each Director or Director nominee, by each of the named executive officers in the Summary Compensation Table, and by all Directors, Director nominees and current executive officers as a group, as well as each person known to us to beneficially own more than 5% of our outstanding common stock.
Each person or entity has reported sole voting and investment power with respect to the shares beneficially owned by that person or entity, except as otherwise indicated. The percentages below for the beneficial owners holding more than 5% are based on the number of shares of our common stock issued and outstanding as of September 2, 2022, and is based solely on the most recent Schedule 13D or 13G filings with the SEC on behalf of such persons.
There were 30,442,732 shares of V2X common stock outstanding on September 2, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
	Amount and Nature of Beneficial Ownership(1)				Additional Economic Linkage Information
Name and Address of Beneficial Owner	Shares Owned(2)	Right to Acquire(3)	Total Shares Beneficially Owned	Percent Beneficially Owned	Total RSUs	Total Unvested Options
5% Shareholders
Vertex Aerospace Holdco LLC(4)	18,591,866	—	18,591,866	61.1%	—	—
FMR LLC(5)	1,567,821	—	1,567,821	5.2%	—	—
Directors, Director Nominees and Named Executive Officers(7)
Mary L. Howell	27,819	—	27,819	*	3,816	—
Dino M. Cusumano(4)	—	—	—	*	—	—
Lee E. Evangelakos	—	—	—	*	—	—
Melvin F. Parker	11,577	—	11,577	*	3,816	—
Eric M. Pillmore	30,079	—	30,079	*	3,816	—
Joel M. Rotroff	—	—	—	*	—	—
Neil D. Snyder	—	—	—	*	—	—
Stephen L. Waechter(6)	33,579	—	33,579	*	3,816	—
Phillip C. Widman	32,579	—	32,579	*	3,816	—
Charles L. Prow	63,818	21,898	85,716	*	52,615	—
John Edward Boyington Jr.	—	—	—	*	517,918	—
Kevin T. Boyle	10,332	—	10,332	*	8,342	—
Susan L. Deagle	10,246	5,618	15,864	*	10,949	—
Susan D. Lynch	6,937	—	6,937	*	12,300	—
Kenneth W. Shreves	6,810	—	6,810	*	6,404	—
David A. Hathaway	8,313	—	8,313	*	—	—
All Directors, Director nominees and current executive officers as a group (19 persons)	248,752	28,105	276,857	0.9%	829,418	—

*
Less than 1% of the outstanding shares of common stock.

(1)
None of the Directors or named executive officers have pledged V2X shares as security.

(2)
Includes shares for which the named person has sole voting and investment power or shared voting and investment power. Excludes shares that may be acquired through stock option exercises or the vesting of RSUs.

(3)
Includes certain stock options and RSUs. Shares of common stock subject to options currently exercisable or exercisable within 60 days of September 2, 2022 and RSUs that will become vested within 60 days of September 2, 2022 are deemed outstanding and beneficially owned by the person holding such options or RSUs for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(4)
As reported on a Schedule 13D filed on July 15, 2022, represents 18,500,001 shares of common stock held directly or indirectly by AIP Fund VI and AIPCF VI Vertex Aerospace Funding, LP (“Vertex Funding”) and Vertex Holdco (together with AIP Fund VI and Vertex Holdco, the “AIP Fund Entities”) and 91,865 shares of common stock over which Vertex Holdco holds an irrevocable proxy that entitles it to vote the shares with respect to certain matters, pursuant to the Shareholders Agreement. AIPCF VI LLC (“AIP GP”) is the general partner of AIP Fund VI. Mr. Cusumano is a senior managing member of AIP GP. AIP Fund VI is the managing member of AIP Vertex GP LLC, which is the general partner of Vertex Funding. Vertex Holdco is a direct, wholly owned subsidiary of Vertex Funding. Any action by AIP GP with respect to these shares, including voting and dispositive decisions, requires a unanimous vote of the managing members of AIP GP. Accordingly, Mr. Cusumano and the other managing members of AIP GP may be deemed to share voting and dispositive power with respect to the shares held by the AIP Fund Entities. Each of Mr. Cusumano and the other managing members of AIP GP disclaim beneficial ownership of the shares of common stock held by the AIP Fund Entities. Mr. Cusumano serves as a member of our Board. The AIP Fund Entities have shared voting power with respect to 18,591,866 shares of common stock, shared dispositive power with respect to 18,500,001 shares of common stock, and sole voting power and sole dispositive power with respect to 0 shares of common stock. The address of the AIP Fund Entities is c/o American Industrial Partners, 450 Lexington Avenue, 40th Floor, New York, New York 10117.
(5)
As reported on a Schedule 13G/A filed on August 10, 2022, FMR LLC has sole voting power with respect to 1,567,021 shares of common stock, sole dispositive power with respect to 1,567,821 shares of common stock, and shared voting power and shared dispositive power with respect to 0 shares of common stock. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(6)
Includes 11,000 shares held by the Stephen L. Waechter Living Trust, of which Mr. Waechter is a trustee.

(7)
The address of each of the Directors and named executive officers listed is c/o V2X, Inc., 2424 Garden of the Gods Road, Ste. 300, Colorado Springs, CO 80919.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that the Company’s executive officers and Directors, and any persons beneficially owning more than 10% of a registered class of the Company’s equity securities, file reports of ownership and changes in ownership with the SEC within specified time periods. To the Company’s knowledge, based upon a review of the copies of the reports furnished to the Company and written representations by Directors and executive officers that no other reports were required, all Directors, executive officers and persons beneficially owning more than 10% of our common stock timely filed reports required under Section 16(a) of the Exchange Act for the year ended December 31, 2021, except for one late report. A Form 4 report for William B. Noon inadvertently reported 7 transactions late. Additionally, the Company discovered that a Form 4 report for Kenneth Shreves filed in 2021 inadvertently under reported the number of RSUs that vested, which may be deemed to be a late filing. Such Form 4 was amended by Mr. Shreves in 2022.
PROPOSALS TO BE VOTED ON AT THE 2022 ANNUAL MEETING OF SHAREHOLDERS
ELECTION OF DIRECTORS
Our Articles provide for a classified Board of Directors divided into three classes designated Class I, Class II and Class III, each serving staggered three-year terms. The term of our Class II Directors expires at the 2022 Annual Meeting. The terms of the Class I and Class III Directors will expire at the 2024 and 2023 Annual Meeting of Shareholders, respectively. Directors elected by the shareholders at an Annual Meeting of Shareholders to succeed those Directors whose terms expire at such meeting are of the same class as the Directors they succeed and are elected for a term to expire at the third Annual Meeting of Shareholders after their election and until their successors are duly elected and qualified.
The election of Directors requires the affirmative vote of a majority of the votes cast at the Annual Meeting of Shareholders. Accordingly, abstentions and broker non-votes will not have any effect on the election of a Director.
In connection with the Vertex Transaction and pursuant to the Shareholders Agreement, for so long as the Former Vertex Stockholders collectively beneficially own 25% or more of the outstanding common stock of the Company (such period, the “Appointment Period”), our Board of Directors will be comprised of 11 members and the Vertex Holdco Parties will be entitled to designate for nomination and election to the Board of Directors a number of individuals corresponding to the ownership thresholds set forth in the Shareholders Agreement.
Additionally, until the Company’s 2024 annual meeting, the Shareholders Agreement requires each Former Vertex Stockholder to vote its shares of common stock (1) for the Vertex Holdco designees (as defined below) and (2) with respect to any nominees who are not Vertex Holdco designees, as recommended by the Nominating and Governance Committee of the Board of Directors of the Company. For additional information, see “Related Person Transactions — Shareholders Agreement” below.

The full Board of Directors has considered and nominated four Class II nominees, Mary L. Howell, Eric M. Pillmore, Joel M. Rotroff and Neil D. Snyder, for election as Directors at the 2022 Annual Meeting, to serve for a three-year term.
The qualifications and attributes considered by the Board when selecting each of these directors for nomination are described under the heading “Qualifications” in the respective Director’s biography below. Each of the Class II nominees is currently serving as a Director of V2X and has agreed to continue to serve if elected until the earlier of his or her retirement, resignation or death. If unforeseen circumstances arise before the 2022 Annual Meeting and a nominee becomes unable to serve, the Board of Directors could reduce the size of the Board or nominate another candidate for election. If the Board of Directors nominates another candidate, the proxies could use their discretion to vote for that nominee.

PROPOSAL 1
ELECTION OF FOUR CLASS II DIRECTOR NOMINEES FOR A TERM OF THREE YEARS
The following information describes the biographical information, offices held, other business directorships, additional director experience, qualifications, attributes and skills and the class and term of each nominee. Beneficial ownership of equity securities of the nominees is described in the discussion of “Security Ownership of Certain Beneficial Owners and Management.”
MARY L. HOWELL
AGE	70
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
None.
QUALIFICATIONS:
Ms. Howell has extensive management and public company board experience in the aerospace and defense industry.
Ms. Howell serves as our Non-Executive Chairman and is Chief Executive Officer of Howell Strategy Group, an international consulting firm. Previously, Ms. Howell served as Executive Vice President of Textron Inc. (NYSE: TXT). She served as an officer of Textron Inc. for 24 years and for over 15 years sat on Textron Inc.’s Management Committee, which oversaw the company’s overall operations. Ms. Howell currently serves on the Board of Astec Industries, Inc. (NASDAQ: ASTE), where she also chairs the Nominating and Corporate Governance Committee. She formerly served on the Board of Esterline Corporation, where she served as Lead Director. She previously served on the Board of FM Global, where she served on the Audit and Compensation Committees. She is actively involved on foreign policy issues and serves on the Board of the Atlantic Council. In 2008, Ms. Howell received the Charles Ruch Semper Fidelis Award and in 2010 became an Honorary Marine. Ms. Howell received a Bachelor’s degree from the University of Massachusetts at Amherst.
ERIC M. PILLMORE
AGE	69
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
Audit Committee, Member; Strategy Committee, Member; and Compensation and Personnel Committee, Member
QUALIFICATIONS:

Mr. Pillmore has extensive corporate governance and financial experience, which includes advising boards of both private and public companies on corporate governance and serving as chief financial officer of several companies.

Mr. Pillmore serves as a Director. In addition, he serves as Managing General Partner with Amore Group Partnership and as President of Pillmore Consulting, LLC. From 2010 to July 2014, Mr. Pillmore served as senior advisor to the Center for Corporate Governance of Deloitte LLP, which provides board governance services to global clients. Mr. Pillmore was Senior Vice President of Corporate Governance of Tyco International Corporation from 2002 to 2007. Mr. Pillmore also held Chief Financial Officer positions at Multilink Technology Corporation, McData Corporation and General Instrument Corporation from 1996 to 2002. Before that, he spent 17 years with General Electric Company and four years as a naval officer. Mr. Pillmore is currently the Chairman of the Board and a Director of the Colson Center. He received a Bachelor’s degree from the University of New Mexico and a Masters of Business Administration degree from Villanova University.

JOEL M. ROTROFF
AGE	40
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Compensation and Personnel Committee, Member
QUALIFICATIONS:
Mr. Rotroff has extensive experience in finance and business management and serves as a director on the boards of several private companies, in addition to his public company board service.
Mr. Rotroff serves as a Director. He joined AIP, LLC, a private equity firm commonly known as American Industrial Partners (“AIP”), in 2012, where he currently serves as a Partner. From 2018 to 2022, Mr. Rotroff served as President of Vertex Aerospace Services Corporate. Prior to AIP, Mr. Rotroff served as an analyst and associate at Baird Private Equity from 2006 to 2010. Prior to Baird, he worked in the healthcare group in the Investment Banking Division of Piper Jaffray & Co. from 2005 to 2006. Before joining Piper Jaffray, Mr. Rotroff worked as a member of the Business Planning team at Boston Scientific from 2003 to 2004. Mr. Rotroff serves on the Board of REV Group, Inc., a manufacturer of ambulances, buses, firefighting vehicles, recreational vehicles and other specialty vehicles. Mr. Rotroff graduated from the University of Wisconsin with honors and distinction, where he earned a Bachelor’s degree in Biomedical Engineering, from Duke University, where he earned a Master of Engineering, and from Northwestern University — Kellogg School of Management where he earned his Master of Business Administration.
NEIL D. SNYDER
AGE	49
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Nominating and Governance Committee, Member; and Compensation and Personnel Committee, Member
QUALIFICATIONS:

Mr. Snyder has an extensive financial, strategy and management background, and has experience serving as a chief financial officer, a senior executive of several companies, and serves as a director on the board of several private companies.

Mr. Snyder serves as a Director. He joined AIP in 2020, where he currently serves as a Partner. Prior to joining AIP, Mr. Snyder served as Chief Financial Officer of Gardner Denver, now Ingersoll Rand (NYSE: IR) in 2019, where he additionally served as Senior Vice President of Strategy, Business Development and Planning from 2016 to 2019. Prior to his time with Gardner Denver, he served as President of EMEA from 2013 to 2014 and as Vice President, Head of Financial Planning & Analysis from 2012 to 2016 for Capital Safety, Inc. (now part of 3M). Previously, Mr. Snyder served in various executive roles at United Technologies Corporation from 2007 to 2012, Hewlett-Packard Company from 2002 to 2006, and Ernst & Young LLP from 1997 to 2002. Mr. Snyder is also a Certified Public Accountant. Mr. Snyder holds a Bachelor’s degree in Accounting from the University of Southern California and a Master of Business Administration from Northwestern University — Kellogg School of Management.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOUR PROPOSED CLASS II NOMINEES LISTED ABOVE TO THE V2X BOARD OF DIRECTORS.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS
The following information describes the offices held, biographical information, other business directorships, additional director experience, qualifications, attributes and skills, and the class and term of each director whose term continues beyond the 2022 Annual Meeting and who is not subject to election this year. Beneficial ownership of equity securities of continuing members of the Board of Directors is described in the discussion of “Security Ownership of Certain Beneficial Owners and Management.”
CLASS III — DIRECTORS WHOSE TERMS EXPIRE IN 2023
JOHN “ED” BOYINGTON, JR.
AGE	75
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Strategy Committee, Member
QUALIFICATIONS:

Mr. Boyington has extensive experience as an executive in the defense contracting and aerospace industries, and has served extensively in the military, during which he held numerous leadership positions.

Mr. Boyington serves as a Director and President of Vertex Aerospace, LLC. Previously, he served as President and CEO of Vertex Aerospace, LLC, until July 2022. From 2015 to 2018, he served as President of L-3 Vertex Aerospace where he was responsible for the successful execution of a complex portfolio of aviation programs with global reach across a broad customer base. Within L-3, Mr. Boyington held multiple senior leadership positions from 2003 to 2009 including President of L-3 Vertex, Waco Site Executive, Senior Vice President of Federal Programs, and President of L-3 Flight International. He was Vice President and General Manager at DRS Technologies from 2009 to 2013, and President and CEO at Galaxy Technologies from 2013 to 2015. Retiring as a U.S. Navy Rear Admiral, he held numerous positions of leadership throughout his military career, including Squadron Commands and Chief Systems Engineer for Patrol and Reconnaissance Aircraft, Naval Air Systems Command. Mr. Boyington is a rated Army helicopter pilot, a dual rated Naval Aviator, and an Experimental Test Pilot. His awards include the Navy Distinguished Service Medal, Bronze Star (V), 26 Air Medals (V), and The Order of the Falcon with Commanders Cross presented by the president of
Iceland. Mr. Boyington earned a Bachelor’s degree from the University of West Florida, a Master of Science in Aeronautical Engineering from the Naval Post Graduate School, and a Master of Science in National Resource Management from the Industrial College of the Armed Forces.
MELVIN F. PARKER
AGE	55
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
Nominating and Governance Committee, Chair; Audit Committee, Member; Strategy Committee, Member
QUALIFICATIONS:
Mr. Parker has extensive management and leadership experience as a senior executive for a number of public companies.
Mr. Parker serves as a Director. Since December 2017, Mr. Parker has served as President and Chief Executive Officer of Take The Limits Off, LLC, a leadership development, executive coaching and business consulting firm. From May 2016 to February 2017, Mr. Parker served as Managing Director for North America for Aggreko plc, the leading global provider of modular, mobile power and adjacent product solutions. From November 2015 to February 2016, he served as the Senior Vice President and General Manager for Residential and Commercial Energy Solutions at Enphase Energy, Inc., a global energy technology company. From 2012 to December 2014, Mr. Parker served as President of North America for the Brink’s Company, a major provider of armored transportation services in North America. Before joining Brink’s in 2012, Mr. Parker served as Vice-President and General Manager of the North America Consumer and Small Business Division at Dell, Inc. from 2010 to 2012 and as Executive Director and General Manager of US Small Business — Small and Medium Business — Americas at Dell, Inc., a multinational computer technology company that develops, sells, repairs and supports computers and related products and services, from 2009 to 2010. From 1994 until 2009, he held numerous senior leadership roles at multiple Fortune 500 Companies, including PepsiCo., Corporate Express (Staples) and Newell Rubbermaid. Mr. Parker is a decorated combat veteran and graduate of the U.S. Army Ranger and Airborne School. He served with distinction in the 82nd Airborne Division at Fort Bragg, N.C. He currently serves as a member of the Board of Directors of Coinstar, Inc., and as director on the Board of the National Black MBA Association. He is also a member of the Executive Leadership Council and was named to the Savoy Top 100 Most Influential Blacks in Corporate America for 2012 to 2014. Mr. Parker received a Bachelor’s degree from the U.S. Military Academy at West Point.
STEPHEN L. WAECHTER
AGE	72
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
Audit Committee, Chair; Nominating and Governance Committee, Member
QUALIFICATIONS:

Mr. Waechter has extensive financial and leadership experience as chief financial officer of several government contractors and other public companies. Mr. Waechter has also served as a director and as an audit committee chair of one public and several private companies. He has an extensive background with mergers and acquisitions.

Mr. Waechter serves as a Director. From 2008 to 2014, Mr. Waechter was Vice President of Business Operations and Chief Financial Officer of ARINC Incorporated, a provider of communications, engineering and integration solutions for commercial, defense and government customers worldwide. From 1999 to 2007, he was Executive Vice President and Chief Financial Officer of CACI International, Inc., one of the largest government information technology contractors. Before joining CACI, Mr. Waechter served as Chief Financial Officer for a number of high-technology companies including Government Technology Services, Inc., Vincam Human Resources, Inc. and Applied Bioscience International. Mr. Waechter’s early career includes 19 years at GE. Mr. Waechter formerly served as Chairman of the Board of Directors of Social & Scientific Systems, Inc., and Chair of the Audit Committee. He formerly served as Chairman of the Board of Directors of CareFirst, Inc., where he also served as the Chair of the Executive Committee, Strategic Planning Committee and Nominating Committee, and as Chair of the Audit Committee. He was previously a member of the Board of Trustees of Christian Brothers University. Mr. Waechter received a Bachelor’s degree from Christian Brothers College and a Master’s degree in Business Administration from Xavier University.
CLASS I — DIRECTORS WHOSE TERMS EXPIRE IN 2024
DINO M. CUSUMANO
AGE	48
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Strategy Committee, Chair
QUALIFICATIONS:
Mr. Cusumano has extensive experience in the finance industry, and specifically in mergers and acquisitions and capital markets.
Mr. Cusumano serves as a Director. He joined AIP in 2000, where he currently serves as a General Partner. Prior to AIP, he served in the Investment Banking Department of J.P. Morgan & Co. Inc. from 1998 to 2000, where he worked on merger and acquisition and capital raising transactions primarily in the industrial sector. Prior to his time at J.P Morgan, he served in the Investment Banking Department at Wedbush Morgan Securities. He is a CFA charter holder. Mr. Cusumano graduated from the University of Notre Dame, where he received a Bachelor’s degree in Business Administration with a concentration in Finance with honors.
LEE E. EVANGELAKOS
AGE	32
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Nominating and Governance Committee, Member
QUALIFICATIONS:
Ms. Evangelakos has extensive experience in finance, business and computer science.
Ms. Evangelakos serves as a Director. She joined AIP in 2018, where she currently serves as a Partner. Prior to AIP, she worked at Microsoft as a Software Developer from 2011 to 2014 and at Applied Predictive Technologies as a Business Consultant, from 2014 to 2016. Ms. Evangelakos graduated from Harvard College with a Bachelor’s degree in Computer Science, from Massachusetts Institute of Technology with a Master’s degree in Civil Engineering, and from the Sloan School of Management at Massachusetts Institute of Technology with a Master of Business Administration degree.

CHARLES L. PROW
AGE	62
DIRECTOR SINCE	2016

COMMITTEE ASSIGNMENTS
None.
QUALIFICATIONS:

Mr. Prow has an extensive background and leadership experience in global government services organizations and expertise involving information technology and the development of complex strategic solutions for a wide range of government customers. His strong business background provides him with a valuable perspective and deep understanding of the challenges facing government services organizations.

Mr. Prow has served as our President and Chief Executive Officer since December 2016. He is also a member of our Board of Directors. Mr. Prow has over 30 years of information technology and federal services experience, including leadership positions at IBM Corporation, PricewaterhouseCoopers, and Coopers & Lybrand. During his career, he has run large global government services organizations, delivering solutions to a wide array of Department of Defense and other government customers. From August 2015 through August 2016, he served as President, CPS Professional Services, a service-disabled veteran-owned small business, where he provided management consulting services to U.S. government clients. Previously, Mr. Prow served in multiple roles with IBM Corporation, a multinational technology company, including: (i) from 2014 to 2015 as General Manager, Global Government Industry in connection with IBM’s technology and services competencies, where he had responsibility for global revenues exceeding $9 billion; (ii) from 2012 to 2013 as General Manager, Global Business Services, with strategic, profit and loss and operational responsibility for IBM’s over $4 billion North America consulting services unit; and (iii) from 2007 to 2012 as General Manager, Global Business Services, with strategic, profit and loss and operational responsibility for IBM’s over $2.4 billion United States Public Sector business unit. He currently serves on the board of directors for the International Research and Exchange Board (IREX). Mr. Prow has a Bachelor’s of Science degree in
Management and Data Processing from Northwest Missouri State University.
PHILLIP C. WIDMAN
AGE	68
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
Compensation and Personnel Committee, Chair; Audit Committee, Member
QUALIFICATIONS:

Mr. Widman has an extensive financial and management background and has experience serving as a chief financial officer and senior executive of several companies. Mr. Widman has also served as a director of other public companies, including service as member and chair of several audit committees.

Mr. Widman serves as a Director. From 2002 to his retirement in 2013, Mr. Widman was Senior Vice President and Chief Financial Officer of Terex Corporation, a global manufacturer delivering customer-driven solutions for a wide range of commercial applications, including the construction, infrastructure, quarrying, mining, manufacturing, transportation, energy and utility industries. From 2001 to 2002, he was an independent consultant, and from 1998 to 2001, he served as Executive Vice President and Chief Financial Officer of Philip Services Corporation, an integrated environmental and industrial service corporation. Prior to joining Philip Services Corporation, Mr. Widman spent 11 years at Asea Brown Boveri Ltd. and 12 years at UNISYS Corporation in various financial and operational capacities. Mr. Widman currently serves as a director of Sturm, Ruger & Co., Inc., where he is the Chairman of the Risk Committee and a member of the Compensation and Capital Policy Committees, and as a director of Harsco Corporation, where he is a member of the Audit Committee and Nominating and Governance Committee. He was a director of Lubrizol Corporation from November 2008 until its acquisition by Berkshire Hathaway in September 2011, where he served as a member of the Nominating and Governance Committee and Chairman of the Audit Committee. Mr. Widman received a BBA from the University of Michigan and an MBA from Eastern Michigan University.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022
Under the Audit Committee’s Charter, the Audit Committee is directly responsible for the appointment, compensation, retention, termination, audit and oversight work of the independent auditor in preparing or issuing an audit report or performing other audit, review or attest services for the Company.
On August 5, 2022, the Audit Committee dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective August 9, 2022, and appointed RSM as the Company’s independent registered public accounting firm commencing August 9, 2022.
The audit reports of Deloitte on the financial statements of the Company as of and for the years ended December 31, 2020 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2020 and 2021 and the subsequent interim periods through April 1, 2022 and July 1, 2022, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and Deloitte, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference in connection with their opinion to the subject matter of the disagreement.
During the fiscal years ended December 31, 2020 and 2021 and the subsequent interim periods through April 1, 2022 and July 1, 2022, neither the Company, nor anyone on its behalf, has consulted RSM with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Shareholder ratification is not required for making such appointment for the fiscal year ending December 31, 2022 because the Audit Committee has responsibility for the appointment of our independent registered public accounting firm. The appointment is being submitted to shareholders for ratification with a view toward soliciting the opinion of shareholders, which will be taken into consideration in future deliberations. Although shareholder ratification is not required by our organizational documents, or applicable law, the Board believes that it is a sound corporate governance practice to seek shareholder ratification of the appointment of RSM. If our shareholders fail to ratify this appointment, the Audit Committee may reconsider its selection; however, it is under no obligation to engage a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of the Company and its shareholders. We expect that representatives of RSM will virtually attend the 2022 Annual Meeting and that representatives of Deloitte will not attend. Representatives of RSM may respond to appropriate questions from shareholders at the meeting or make a statement, if requested. RSM is a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee also reviewed the terms and conditions of RSM’s engagement letter. The Audit Committee discussed these considerations as well as RSM’s fees and services with RSM and our management.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
For the year ended December 31, 2021, we paid Deloitte fees totaling $1,689,180, which represents fees billed to us by the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates.

Fiscal Year Ended
	2021 ($)	2020 ($)
Audit Fees(1)	1,647,285	1,264,222
Audit-Related Fees(2)	40,000	40,000
Tax Fees(3)	N/A	N/A
All Other Fees(4)	1,895	1,895
Total	1,689,180	1,306,117

(1)
Fees for audit services billed in 2021 and 2020 consisted of:

•
Audit of our annual consolidated financial statements;

•
Audit of our internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002; and

•
Reviews of our quarterly financial statements.

(2)
Fees for audit-related services billed in 2021 and 2020 consisted of:

•
Performance of agreed-upon procedures relating to the proxy statement and annual incentive program.

(3)
No fees were billed to V2X for tax services performed in 2021 and 2020.

(4)
All Other Fees billed in 2021 and 2020 consisted of:

•
Subscription based services for 2021 and 2020.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
The Audit Committee pre-approves audit and permitted non-audit services. The Audit Committee has also adopted a policy on pre-approval of permitted audit related and non-audit services and permitted certain non-audit services provided by outside audit service providers. The purpose of the policy is to identify thresholds for services, project amounts and circumstances where our independent registered public accounting firm and any outside internal audit service providers may perform permitted non-audit services. A second level of review and approval by the Audit Committee is required when such permitted non-audit services, project amounts, or circumstances exceed specified amounts. The policy and its implementation are reviewed and reaffirmed on a regular basis to assure conformance with applicable rules.
The Audit Committee has determined that, where practical, all permitted audit-related and non-audit services shall first be placed for competitive bid prior to selection of a service provider. Management may select the party deemed best suited for the particular engagement, which may or may not be RSM.
Providers other than RSM shall be preferred in the selection process for permitted audit-related and non-audit service-related work. The Audit Committee has approved specific categories of audit, audit-related and tax services incremental to the normal auditing function, which RSM may provide without further Audit Committee pre-approval subject to a cap for each individual project. These categories include, among others, the following:
1.
Professional services rendered for the audits of our consolidated financial statements, statutory audits, reviews of our quarterly consolidated financial statements and assistance with review of documents filed with the SEC. Due diligence, closing balance sheet audit services, purchase price dispute support and other services related to mergers, acquisitions and divestitures;

2.
Employee benefit plan independent audits and preparation of tax returns for our defined contribution, and health and welfare benefit plans, and preparation of the associated tax returns;

3.
Tax compliance and certain tax planning; and

4.
Accounting and financial reporting consultations and support related to new or existing accounting standards.

The Audit Committee has also approved specific categories of audit-related services, including the assessment and review of internal controls and the effectiveness of those controls, which outside internal audit service providers may provide without further approval.
If aggregate fees for certain pre-approved audit services and any pre-approved audit-related services and non-audit services provided by either RSM or any outside internal audit service provider exceed a pre-determined threshold during any calendar year, any additional proposed non-audit services provided by that service provider must be submitted for second-level approval by the Audit Committee. Other audit, audit-related and tax services which have not been pre-approved are subject to specific prior approval. The Audit Committee reviews the fees paid or committed to RSM on at least an annual basis and additionally as required.

We may not engage RSM to provide the services described below:
1.
Bookkeeping or other services related to the accounting records or financial statements of the Company;

2.
Financial information systems design and implementation;

3.
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.
Actuarial services;

5.
Internal audit outsourcing services;

6.
Management functions or human resources services;

7.
Broker-dealer, investment adviser or investment banking services; or

8.
Legal services and other expert services unrelated to the audit.

Employees of RSM who are senior manager level or above, including lead or concurring partners or other significant audit partners and who have been involved with us in the independent audit, may not be employed by us in any capacity for a period of two years after the termination of their activities on our account.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022.

PROPOSAL 3
NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this Proxy Statement a separate resolution subject to shareholder vote to approve, in a non-binding vote, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. The text of the resolution in respect of Proposal 3 is as follows:
“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and any related narrative discussion, is hereby APPROVED.”
At our 2021 Annual Meeting, our shareholders overwhelmingly approved our named executive officer compensation, with approximately 98.3% of the votes cast in favor of the proposal. We value this endorsement by our shareholders and believe that the outcome demonstrates the support of our shareholders for our compensation programs.
In considering their vote, shareholders may wish to review with care the information on our compensation policies and decisions regarding the named executive officers presented in the Compensation Discussion and Analysis.
In particular, shareholders should note that the Compensation and Personnel Committee (the “Compensation Committee”) bases its executive compensation decisions on the following key objectives:
•
align executive and shareholder interests by providing incentives linked to our revenue, new business, earnings per share, days sales outstanding, and individual goals, as well as total shareholder return relative to the Aerospace and Defense companies in the S&P 1500 Index;

•
achieve long-term shareholder value creation without undue business risk;

•
create a link between an executive’s compensation and his or her individual contribution and performance;

•
attract, motivate and retain the most creative and talented industry leaders, recognizing the extremely competitive nature of the industry in which we operate; and

•
maintain compensation programs and practices that are competitive with and comparable to the compensation programs and practices of peer companies in the industry in which we operate and other comparable companies.

While the results of the vote are not binding on the Board of Directors but are only advisory in nature, the Board of Directors intends to carefully consider the results of the vote. The Board of Directors has adopted a policy providing for an annual advisory vote on executive compensation. Unless the Board of Directors modifies this policy, the next advisory vote on executive compensation will occur at the 2023 Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4
APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF THE V2X, INC. 2014 OMNIBUS INCENTIVE PLAN
We are requesting that shareholders approve the second amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan (the “Amended Plan”), as approved by our Board of Directors on August 18, 2022. The Amended Plan renames, amends and restates in its entirety the Vectrus, Inc. 2014 Omnibus Incentive Plan, as previously amended and restated (the “2014 Plan”). Any capitalized terms not defined in this proposal shall have the meanings assigned to them in the Amended Plan, attached as Appendix A to this Proxy Statement.
The Amended Plan establishes a new pool of shares that may be issued under the plan, which consists of 893,000 shares, plus any shares that remain available for issuance under the 2014 Plan and any shares subject to awards previously issued under the 2014 Plan which expire or are cancelled pursuant to their terms, as set forth in more detail in the text of the Amended Plan, which is attached hereto as Appendix A and which qualifies this description in its entirety. As of September 2, 2022, there were 466,511 shares remaining available for issuance under the 2014 Plan and 1,710,089 shares subject to awards previously issued under the 2014 Plan.
If the Amended Plan is not approved by our shareholders at the 2022 Annual Meeting, we anticipate that we will not have enough shares to make our annual equity award grants in early 2023 and will no longer have an equity compensation plan available for recruiting, retention and incentive purposes, which will severely limit our ability to attract and retain employees and directors.
The closing price of a share of our common stock on the New York Stock Exchange on September 2, 2022 was $34.48 per share.
Additional changes made in the Amended Plan include:
•
Removing obsolete provisions relating to the performance-based compensation exception under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code (the “Code”);

•
Clarifying that the Company’s annual cash bonus program may be operated under the Amended Plan; and

•
Removing certain limitations previously applicable to the size of certain types of awards.

If the Amended Plan is not approved by our shareholders, the terms of the 2014 Plan as currently in effect will continue in existence (without the proposed amendments noted above).
Other than the 2014 Plan, we currently have no other plan that provides for grants of equity-based awards to our employees or Non-Employee Directors.
SUMMARY OF THE AMENDED PLAN
The following is a description of the Amended Plan. The description of the Amended Plan is qualified in its entirety by the actual provisions of the Amended Plan, which is attached to this Proxy Statement as Appendix A.
Key Features Designed to Protect Shareholders’ Interests
The Amended Plan’s design reflects our commitment to strong corporate governance and the desire to preserve shareholder value, as demonstrated by the following Amended Plan features:
☒
Minimum Vesting Period. The Amended Plan generally requires a minimum vesting period of one year for awards to employees

☒
No Evergreen Feature. The maximum number of shares available for issuance under the Amended Plan is fixed and cannot be increased without shareholder approval.

☒
Repricing Prohibited. Shareholder approval is required for any repricing, replacement or buyout of underwater awards.

☒
No Discount Awards; Maximum Term Specified. Stock options and stock appreciation rights must have an exercise price no less than the closing price of stock on the date the award is granted and a term no longer than ten years.

☒
Limits on Non-Employee Director Compensation. The Amended Plan includes a limit of $500,000 on the combined value of equity awards and cash compensation provided to any Non-Employee Director in any fiscal year. For information on the compensation received by our Non-Employee Directors in 2021, see “Non-Management Director Compensation.”

☒
Award Design Flexibility. Different kinds of awards may be granted under the Amended Plan, giving us flexibility to design our long-term incentives to complement the other elements of compensation and to support our attainment of strategic goals.

☒
Performance-Based Awards. The Amended Plan permits the grant of performance-based stock awards that are payable upon the attainment of specific performance goals.

☒
Awards are Subject to Clawback. Awards and related payments under the Amended Plan are subject to recoupment or clawback under certain circumstances.

☒
No Tax Gross ups. The Amended Plan does not include any tax gross up provisions.

Purpose
The purpose of the Amended Plan is to advance our interests by providing an incentive program that will enable us to attract, retain and motivate employees and Directors upon whose judgment, initiative and efforts our success depends, and to provide them with an equity interest in the Company in order to motivate superior performance.
Eligibility
As of January 1, 2022, we had approximately 7,477 Employees and eight Non-Employee Directors. Following our combination with Vertex, as of September 2, 2022, we had approximately 15,355 Employees and nine Non-Employee Directors. All of our Employees and Non-Employee Directors are eligible to receive awards under the Amended Plan.
Plan Administration
The Amended Plan is administered by the Compensation Committee. The Compensation Committee interprets the terms and intent of the Amended Plan and determines who is eligible to receive awards under the 2014 Plan. The Compensation Committee may adopt rules, regulations and guidelines for administering the Amended Plan and may delegate administrative duties to one or more of its members or to one or more agents or advisors. Additionally, the Compensation Committee may, by resolution, authorize one or more of our officers to designate who can receive awards and the size of the awards, except the Compensation Committee may not delegate these responsibilities to any officer for awards granted to an employee that is considered one of our elected officers.
Shares Authorized, Shares Available for Issuance and Limits on Awards
Subject to adjustments as provided in the Amended Plan in connection with certain restructuring and other significant events that change the value of our stock, the number of shares of our common stock that may be issued pursuant to awards under the
Amended Plan after October 27, 2022 is 893,000 shares, plus any shares that remain available for issuance under the 2014 Plan and any shares subject to awards previously issued under the 2014 Plan which expire or are cancelled pursuant to their terms. All of the shares available for issuance under the Amended Plan may be used pursuant to incentive stock options.
Upon the exercise of a stock-settled stock appreciation right or net-settled stock option granted under the Amended Plan, the number of shares subject to the award (or portion of the award) that is then being exercised shall be counted against the maximum aggregate number of shares that may be issued under the Amended Plan on the basis of one share for every share subject thereto, regardless of the actual number of shares issued upon exercise. Any shares withheld (or, with respect to restricted stock, returned) in satisfaction of tax withholding obligations shall be counted as shares issued. Shares tendered in satisfaction of tax withholding obligations or a stock option exercise price or repurchased by the Company with proceeds collected in connection with the exercise of outstanding stock options may not be added back to the maximum aggregate number of shares that may be issued under the Amended Plan.
No shares were transferred from any prior plan to the 2014 Plan. Shares of our common stock that are subject to outstanding awards granted in replacement of awards originally granted under a prior plan maintained by Exelis Inc. (defined as “Converted Awards” in the Amended Plan) are not considered available for grants. Shares that are subject to any awards under the Amended Plan (including Converted Awards), that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of shares of common stock or are exchanged with the Compensation Committee’s permission for awards not involving shares of common stock, will be available again for grant under the Amended Plan.
Description of Awards
Stock-based and cash compensation will typically be issued in consideration for the performance of services to us and our subsidiaries and other affiliates. The Amended Plan provides for a number of forms of stock-based compensation as well as cash compensation. The Compensation Committee may award stock options, stock appreciation rights, restricted stock, restricted stock units and other awards as described below.

Stock Options
The Compensation Committee can award incentive stock options, which are intended to comply with Section 422 of the Code, or nonqualified stock options, which are not intended to comply with Section 422 of the Code. The Committee determines the terms of the stock options, including the period during which the stock options may be exercised, which may not exceed ten years, and the exercise price of the stock options, which may not be less than the fair market value of the underlying shares of common stock on the date the stock option is granted. Subject to the specific terms of the Amended Plan, the Compensation Committee has discretion to set any additional limitations on stock option grants as it deems appropriate.
Each stock option award agreement sets forth the extent to which the participant will have the right to exercise the stock option following termination of the participant’s employment or service as a Director. The termination provisions are determined within the discretion of the Compensation Committee, need not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment or service as a Director, subject to the terms of the Amended Plan.
Upon the exercise of a stock option granted under the Amended Plan, the exercise price is payable in full either in cash or its equivalent, tendering (either by actual delivery or attestation) previously acquired shares having an aggregate fair market value at the time of exercise equal to the exercise price, broker-assisted cashless exercise, net exercise, a combination of the foregoing or by any other method approved by the Compensation Committee in its sole discretion.
Stock Appreciation Rights
The Compensation Committee may grant stock appreciation rights in tandem with stock options, freestanding and unrelated to options or any combination of those forms. In any case, the form of payment of a stock appreciation right will be determined by the Compensation Committee at the time of the grant and may be in shares of common stock, cash or a combination of the two. If granted other than in tandem, the Compensation Committee will determine the number of shares of common stock covered by, and the exercise period for, the stock appreciation right.
The Amended Plan provides that a stock appreciation right’s base price may not be less than the fair market value of the underlying shares of common stock on the date the stock appreciation right is granted.
Upon exercise of the stock appreciation right, the participant will receive an amount equal to the excess of the fair market value of one share of stock on the date of exercise over the fair market value of one share of the stock on the grant date, multiplied by the number of shares of stock covered by the stock appreciation right exercise. If granted in tandem with an option, a stock appreciation right’s exercise period may not exceed that of the option.
The participant may exercise a tandem stock appreciation right when the option is exercisable, surrender the option and receive on exercise an amount equal to the excess of the fair market value of one share of stock on the date of exercise over the option exercise price, multiplied by the number of shares of stock covered by the stock appreciation right exercise.
Each stock appreciation right award agreement will set forth the extent to which the participant will have the right to exercise the stock appreciation right following termination of the participant’s employment or service as a Director. The termination provisions will be determined within the discretion of the Compensation Committee, need not be uniform among all participants and may reflect distinctions based on reasons for termination of employment or service as a Director, subject to the terms of the Amended Plan.
Restricted Stock
The Compensation Committee is also authorized to award shares of restricted common stock under the Amended Plan upon such terms and conditions as it may establish. The participants may be required to pay a purchase price for each share of restricted stock granted. The award agreement will specify the period(s) of restriction, the number of shares of restricted common stock granted and such other provisions as the Compensation Committee determines, subject to the terms of the Amended Plan. Although participants may have the right to vote these shares from the date of the grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until satisfaction of other conditions imposed by the Compensation Committee in its sole discretion. Participants may also receive dividends on their shares of restricted stock and the Compensation Committee, in its discretion, will determine how such dividends are to be paid.
Each award agreement for restricted stock will set forth the extent to which the participant will have the right to retain unvested restricted stock following termination of the participant’s employment or service as a Director.

Restricted Stock Units
The Compensation Committee is authorized to award restricted stock units (also referred to as “RSUs”) under the Amended Plan upon such terms and conditions as it establishes. The award agreement will specify the period(s) of restriction, the number of RSUs granted and such other provisions as the Compensation Committee determines, subject to the terms of the Amended Plan. The participants have no voting rights with respect to RSUs and do not have the right to sell or otherwise transfer the RSUs during the applicable period of restriction or until earlier satisfaction of other conditions imposed by the Compensation Committee in its sole discretion. Participants may receive credit for dividend equivalents on their RSUs and the Compensation Committee, in its discretion, will determine how such credits for dividend equivalents on restricted stock units are paid.
Each award agreement for RSUs will set forth the extent to which the participant will have the right to retain unvested RSUs following termination of the participant’s employment or service as a Director. These provisions will be determined in the sole discretion of the Compensation Committee, need not be uniform among all awards of RSUs issued under the Amended Plan and may reflect distinctions based on reasons for termination of employment or service as a director.
Other Awards
The Compensation Committee may grant other awards, which may include, without limitation, unrestricted shares, the payment of shares in lieu of cash, the payment of cash based on attainment of performance goals, service conditions or other goals established by the Compensation Committee and the payment of shares in lieu of cash under other incentive or bonus programs. Payment under or settlement of any such other awards shall be made in such manner at such times and subject to such terms and conditions as the Compensation Committee may determine.
Performance Measures
The Compensation Committee may grant other awards, which may include, without limitation, unrestricted shares, performance stock units conditioned in whole or in part upon the attainment of performance measures, the payment of shares in lieu of cash, the payment of cash based on attainment of performance goals, service conditions or other goals established by the Compensation Committee and the payment of shares in lieu of cash under other incentive or bonus programs. Payment under or settlement of any such other awards shall be made in such manner at such times and subject to such terms and conditions as the Compensation Committee may determine.
Adjustment, Change in Control and Amendments
The Amended Plan provides for appropriate adjustments in the number and kind of shares that may be issued under the Amended Plan and that are subject to outstanding awards and the exercise price of options and the grant price of stock appreciation rights, in the event of restructuring events and certain other events, such as a merger, reorganization, stock split, stock dividend, certain dividends, spin offs or other similar events.
The Compensation Committee specifies in each participant’s award agreement the treatment of outstanding awards upon an Acceleration Event.
Subject to certain conditions, the Amended Plan may be modified or amended by the Compensation Committee at any time and for any purpose which the Compensation Committee deems appropriate, except that no amendment can adversely affect any outstanding awards in a material way without the affected award holder’s consent. Except for adjustments made in connection with events described above, the exercise price of stock options and the grant price of stock appreciation rights issued under the Amended Plan may not be reduced without the approval of shareholders.
Non-Transferability
Unless otherwise determined by the Compensation Committee and provided in a participant’s award agreements, awards may not be assigned or transferred by an Amended Plan participant except by will or by the laws of descent and distribution, and any stock option or stock appreciation right is exercisable during a participant’s lifetime only by the participant or by the participant’s guardian or legal representative. Nonqualified stock options and stock appreciation rights may not be transferred for value or consideration.
Duration of the Amended Plan
Subject to the Compensation Committee’s right to terminate the Amended Plan earlier, the Amended Plan will remain in effect until October 27, 2032.
Federal Income Tax Consequences
The following discussion summarizes some of the United States federal income tax consequences with respect to awards that may be granted under the Amended Plan. Participants should consult with their tax advisors for a complete statement of all relevant federal tax consequences. This summary does not describe state, local or foreign tax consequences of an individual’s participation in the Amended Plan.
Federal Income Tax Consequences — Participants Options. An Amended Plan participant will not recognize income for federal income tax purposes when incentive stock options are granted or exercised. If the participant disposes of shares acquired by the exercise of an incentive stock option either before the expiration of two years from the date the options were granted or within one year after the issuance of shares upon exercise of the incentive stock option, the participant will recognize in the year of disposition: (a) ordinary income to the extent the less of either (1) the fair market value of the shares on the date of the option exercise, or (2) the amount realized on disposition exceeds the option exercise price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of these holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option exercise price.
The exercise of an incentive stock option may result in alternative minimum tax liability. The excess of the fair market value of the shares purchased on exercise of an incentive stock option over the exercise price paid for such shares is considered alternative minimum taxable for alternative minimum tax purposes.
With respect to nonqualified stock options, the participant will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the stock option exercise price.
Upon a subsequent disposition of the shares received from the exercise of an option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of the exercise and the amount realized on the disposition.
Stock Appreciation Rights. The recipient of a grant of stock appreciation rights will not realize taxable income on the date of such grant. Upon the exercise of a stock appreciation right, the recipient will realize ordinary income equal to the amount of cash or fair market value of stock received.
Restricted Stock. A participant holding restricted stock will, generally at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting. Dividends paid to the participant on the restricted stock during the restriction period will generally be ordinary income to the participant.
Restricted Stock Units. A participant holding restricted stock units will, at the time the restricted stock units vest (assuming they are delivered at that time), realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting.
Other Awards. The tax consequences of other awards will depend upon the terms and conditions of such awards as determined by the Compensation Committee. However, a participant holding other awards will generally realize ordinary income in an amount equal to the fair market value of the shares or cash received at the time of payment of shares or cash.
Awards Subject to Clawback
Unless otherwise determined by the Compensation Committee, all awards and any related payments made under the Amended Plan are subject to the provisions of any clawback policy implemented by the Company to the extent set forth in the policy and/or in any notice or agreement relating to an award or payment under the Amended Plan.
Future Plan Benefits
The future benefits that will be received under the Amended Plan by particular individuals or groups are not determinable at this time.
Board of Directors Recommendation
Under the laws of the State of Indiana, this matter is approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Accordingly, neither abstentions nor broker non-votes have any effect on the votes required under Indiana law.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF THE V2X, INC. 2014 OMNIBUS INCENTIVE PLAN.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND OTHER MATTERS
STRUCTURE OF THE BOARD OF DIRECTORS
Our Articles provide that the Board of Directors is divided into three classes that are as nearly equal in number as possible. The current terms of the Class I, Class II and Class III Directors will expire at the Annual Meeting of Shareholders in 2024, 2022 and 2023, respectively, and in each case, when any successor has been duly elected and qualified. Upon the expiration of each term, Directors will subsequently serve three-year terms if they are renominated and reelected. The Class II Directors nominated for a three-year term are Mary L. Howell, Eric M. Pillmore, Joel M. Rotroff and Neil D. Snyder. The Class I directors are Dino M. Cusumano, Lee E. Evangelakos, Charles L. Prow and Phillip C. Widman. The Class III Directors are John “Ed” Boyington, Jr., Melvin F. Parker and Stephen L. Waechter.
In connection with the Vertex Transaction and pursuant to the Shareholders Agreement, the following directors resigned from the Company’s Board of Directors, effective as of the closing of the Vertex Transaction (the “Closing”): Louis Giuliano (who was the Chairman of the Board of Directors prior to the Closing), Bradford Boston (who was the chairperson of the Company’s Compensation Committee and a member of the Company’s Strategy Committee prior to the Closing) and William Murdy (who was a member of the Audit, Nominating and Governance, and Strategy Committees prior to the Closing). No such resignation was due to a disagreement on any matter relating to the Company’s operations, policies or practices.
Effective as of Closing, the Company’s Board of Directors became comprised of 11 members, five of whom were appointed by Vertex Holdco, including John “Ed” Boyington, Jr., Dino M. Cusumano, Lee E. Evangelakos, Joel M. Rotroff and Neil D. Snyder (the “Vertex Holdco designees”), five of whom were appointed by the Company, including Mary L. Howell, Melvin F. Parker, Eric M. Pillmore, Stephen L. Waechter and Phillip C. Widman, and one of whom is Charles L. Prow, the President and Chief Executive Officer of the Company as of immediately prior to Closing.
During the Appointment Period, as defined in the Shareholders Agreement, our Board of Directors will remain comprised of 11 members and the Vertex Holdco Parties will be entitled to designate for nomination and election to the Board of Directors a number of individuals corresponding to the ownership thresholds set forth in the Shareholders Agreement.
Additionally, until the Company’s 2024 annual meeting, the Shareholders Agreement requires each Former Vertex Stockholder to vote its shares of common stock (1) for the Vertex Holdco designees and (2) with respect to any nominees who are not Vertex Holdco designees, as recommended by the Nominating and Governance Committee of the Board of Directors of the Company. For additional information, see “Related Person Transactions —  Shareholders Agreement” below.
The Nominating and Governance Committee and the Board of Directors regularly review our corporate governance practices to ensure that such practices, including the procedures for the election of Directors, remain in the best interests of the Company, its shareholders and other relevant constituencies. The Board of Directors believes that its classified structure, which was implemented in 2014 when the Company became an independent, publicly traded company, provides important governance benefits, including stability and continuity in the leadership of the business and affairs of the Company. A classified board also allows the Company to focus on its long-term growth strategies and commitment to long-term shareholder value. The Board also recognizes the benefit of providing our shareholders an opportunity to vote on the performance of all our directors on an annual basis. However, after careful consideration, the Board believes that, at this time, the Company will continue to benefit from the classified board structure but will continue to review this structure each year for appropriateness. The Company has opted out of the Indiana mandatory classified board structure requirements.
We are “controlled” by the Vertex Holdco Parties and as a result, are a “controlled company” under NYSE rules. Under these rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (i) that a majority of our Board of Directors consist of independent directors, as independence is defined in Rule 10A-3 of the Exchange Act and under the listing standards, (ii) that our Board of Directors have a compensation committee comprised solely of independent directors and (iii) that our Board of Directors have a nominating committee comprised solely of independent directors.
We currently utilize these exemptions. As a result, we do not have a majority of independent Directors on our Board of Directors. In the event that we cease to be a “controlled company” and our shares continue to be listed on the NYSE, we will be required to comply with these provisions within the applicable transition periods. These exemptions do not modify the independence requirements for our Audit Committee, and we comply with the applicable requirements of the SEC and the NYSE with respect to our Audit Committee.
During 2021, the Board of Directors held a total of 17 meetings. Additionally in 2021, six meetings of the Audit Committee, four meetings of the Nominating and Governance Committee, six meetings of the Compensation Committee and five meetings of the Strategy Committee were held. In 2021, all Directors attended at least 90% of all meetings of the Board and Committees on which they served. In conjunction with the regular meetings, those Directors who are not employees of V2X met privately (without management) following four of the five such Board meetings during the year. The Non-Executive Chairman presides over these private meetings. It is Company practice that all Directors attend the Company’s Annual Meeting of Shareholders. In 2021, all Directors attended the Annual Meeting of Shareholders. For 2022, the Board has scheduled five regular meetings.
DIRECTOR INDEPENDENCE
Under NYSE rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, NYSE rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominations committees must be independent. As discussed above, we have availed ourselves of the “controlled company” exemption and, as a result, although we have an independent Audit Committee, we do not have a majority of independent Directors on our Board of Directors, nor is each member of our Compensation Committee and Nominating and Governance Committee independent. Under NYSE rules, a director is independent only if our Board of Directors makes an affirmative determination that the director has no material relationship with the Company. The Board of Directors has determined that Mr. Parker, Mr. Widman and Mr. Waechter are “independent directors” as that term is defined under NYSE rules and that Ms. Howell and Mr. Pillmore would be independent Directors if elected to the Board of Directors. The Board of Directors has determined that Mr. Boyington, Mr. Cusumano, Ms. Evangelakos and Mr. Prow are not “independent directors” as that term is defined under NYSE rules and that Mr. Rotroff and Mr. Snyder would not be independent Directors if elected to the Board of Directors. Board of Directors members Mr. Boyington, Mr. Cusumano and Ms. Evangelakos and Board of Directors nominees Mr. Rotroff and Mr. Snyder are Vertex Holdco designees. Mr. Cusumano is a General
Partner, and Ms. Evangelakos, Mr. Rotroff and Mr. Snyder are Partners at AIP, an affiliate of the Company. Mr. Boyington is President of Vertex Aerospace, LLC, a subsidiary of the Company and Mr. Prow is the Company’s Chief Executive Officer.
The Audit Committee of the Board of Directors of the Company remains composed of entirely members who are independent under the NYSE rules.
Each year, the Company’s Directors and executive officers complete questionnaires designed to elicit information about potential related person transactions. Additionally, Directors and executive officers must promptly advise the Corporate Secretary if there are any changes to the information previously provided.
The Nominating and Governance Committee annually reviews and considers all relevant facts and circumstances with respect to the independence of each Director, including the Class II Directors standing for election, prior to recommending selection as part of the slate of Directors presented to the shareholders for election at the Company’s Annual Meeting of Shareholders. The Nominating and Governance Committee reviews its recommendations with the full Board, which separately considers and evaluates the independence of Directors standing for re-election using the standards described above.
In 2022, the Board considered whether there were any regular commercial sales and payments in the ordinary course of business to companies where any of the Directors serve as an employee, executive officer or director, as well as whether there were any charitable contributions with respect to each of the Non-Management Directors, including the Class II Directors standing for election at the 2022 Annual Meeting. The Board determined that there were no such sales to V2X or purchases by V2X, other than de minimis amounts.
The Board determined that there were no Company charitable contributions to any non-profit organizations affiliated with any of the Non-Management Directors. Accordingly, no contribution exceeded the greater of $1 million or 2% of the consolidated gross revenues of any non-profit organization. In addition, with respect to each Non-Management Director, V2X made no contribution of $120,000 or greater to any charitable or non-profit organization. In addition, there were no contributions to any nonprofit organization, charity or private foundation over $10,000 requiring approval under the Company’s Charitable Contribution Conflict of Interest Policy for Directors, Director Nominees and Senior Management. See “Charitable Contribution Conflict of Interest Policy” below.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS
The Board of Directors is elected by the Company’s shareholders to oversee the actions and results of management. In discharging its responsibilities, the Board acts in the best interests of the Company and its shareholders. In this oversight role, the Board serves as the decision-making body of the Company, except for those matters reserved to or shared with the shareholders. The Board of Directors is responsible for assuring that, among other things:
•
the Company’s businesses are conducted in conformity with applicable laws and regulations;

•
the Company’s systems of financial reporting and internal controls are adequate;

•
there is continuity in the leadership of the Company;

•
management develops sound business strategies;

•
adequate capital and managerial resources are available to implement the business strategies;

•
there is appropriate overall oversight of the Company’s risk profile and management control; and

•
the assets of the Company and its subsidiaries are utilized most effectively and capital expenditures and appropriations are reviewed.

In connection with its responsibility for overseeing the affairs of the Company, the Board seeks to keep itself informed about the Company’s business and strategies. The Board is committed to being involved in the Company’s strategic planning process throughout the year and discusses strategy at almost every Board meeting. Strategy is also discussed during regularly scheduled executive sessions without Company management present. This involvement enables the Board to provide continued guidance to management in formulating and developing a strategic plan that articulates the Company’s core strategies and imperatives.
CORPORATE GOVERNANCE PRINCIPLES
The Board of Directors has adopted Corporate Governance Principles for the Company, which provide a general framework for the governance of the Company and are subject to the Shareholders Agreement. For additional information, see “Related Person Transactions—Shareholders Agreement” below. The Board of Directors is responsible for selecting the Chairman of the Board of Directors and the Chief Executive Officer in any way it considers in the best interests of the Company. Therefore, the Board does not have a policy on whether the role of Chairman and Chief Executive Officer should be separate or combined, and if it is to be separate, whether the Chairman should be selected from the independent Directors or should be a Company employee. The Chairman of the Board, with input from the Chief Executive Officer and the Corporate Secretary, establishes the agenda for meetings of the Board of Directors. The Corporate Governance Principles further provide that Directors must be able to devote the requisite time for preparation and attendance at regularly scheduled Board of Directors and Board of Directors Committee meetings, as well as be able to participate in other matters necessary for good corporate governance.
To help ensure that Directors are able to fulfill their commitments to the Company, the Corporate Governance Principles provide that Directors who are chief executive officers of publicly-traded companies may serve on not more than one public company board (including the V2X Board of Directors) in addition to service on their own board, and other Directors may not serve on more than four public company boards (including the V2X Board of Directors). Directors must notify the Corporate Secretary prior to accepting an invitation to join another board of a public or private company. The Corporate Governance Principles and Committee Charters are reviewed by the Board at least annually and posted on the Company’s website at http://investors.vectrus.com/govdocs. A copy of the Corporate Governance Principles will be provided, free of charge, to any shareholder upon request to the Corporate Secretary of V2X.
LEADERSHIP STRUCTURE
The Board of Directors believes that the decision as to whether to combine or separate the Chief Executive Officer and Chairman of the Board positions will depend on the facts and circumstances facing the Company at a given time and could change over time. In today’s challenging economic and regulatory environment, Directors, more than ever, are required to spend a substantial amount of time and energy in successfully navigating a wide variety of issues and in guiding the policies and practices of the companies they oversee. Although we do not have a formal policy with respect to separation of the Chairman and Chief Executive Officer positions, we believe that having the positions separate allows our President and Chief Executive Officer to focus on running the day-to-day operations of our Company while our Chairman, who is an independent director, can devote her time to matters of Board oversight. The Board believes that its organizational structure provides a framework for it to provide independent leadership and engagement while ensuring appropriate insight into the operations and strategic issues of the Company. In addition, the Board believes that the Company’s current leadership structure contributes to the Board’s role in risk oversight of the Company.
COMMUNICATION WITH THE BOARD OF DIRECTORS
Interested parties, including shareholders, may contact the Non-Executive Chairman, all independent Directors as a group, the entire Board of Directors, a committee of the Board of Directors or an individual Director by submitting a letter to the desired recipient in a sealed envelope labeled “Non-Executive Chairman,” “Independent Directors,” “Board of Directors,” or with the name of the Board Committee or a specific Director. This sealed envelope should be placed in a larger envelope and mailed to the Corporate Secretary, V2X, Inc., 2424 Garden of the Gods Road, Suite 300, Colorado Springs, CO, 80919. The Corporate Secretary will forward the sealed envelope to the designated recipient. Junk mail, advertisements, resumes, spam and surveys will not be forwarded to the Board or Board members. Abusive, threatening or otherwise inappropriate materials will also not be forwarded.
SHAREHOLDER OUTREACH
Our Board believes it is important to maintain an open dialogue with the Company’s shareholders to understand their views on the Company, its strategy, governance, environmental and social matters and compensation practices. The Company has a program to communicate with our top institutional investors on a variety of topics throughout the year to seek input and provide perspective on Company policies and practices and to ensure we are addressing any questions and concerns.
BOARD AND COMMITTEE ROLES IN RISK OVERSIGHT
The Board of Directors has primary responsibility for overall risk oversight, including the Company’s risk profile and management controls. The Audit Committee monitors the Company’s operational and regulatory risk management and risk assessment program, including risk mitigation processes. The Audit Committee’s risk oversight responsibilities include regular reviews of the Company’s cyber security program and cyber risk assessment. The head of internal audit has responsibility for assessing, monitoring and auditing the Company’s global risk profile, reports directly to the Audit Committee and reports on a functional basis to the Chief Financial Officer. The Audit Committee and the Board of Directors monitor financial liquidity and financing risk. The Audit Committee also oversees the Company’s compliance program, including its Code of Conduct and Ethics and Compliance program. The Nominating and Governance Committee provides oversight of corporate governance and environmental, safety and health risks. The Compensation Committee reviews and assesses compensation and incentive program risks to ensure that the Company’s compensation programs encourage innovation and balance appropriate business risks and rewards without encouraging risk-taking behaviors which may have a material adverse effect on the Company. The Compensation Committee structures compensation so that unnecessary or excessive risk-taking behavior is discouraged, and behaviors correlated with long-term value creation are encouraged. The Board and its Audit, Nominating and Governance and Compensation Committees receive regular reports with respect to the Company’s risk profile and risk management controls.
ANNUAL DIRECTOR EVALUATIONS
As required by our Corporate Governance Principles, the Board annually assesses its performance. In addition, each Committee conducts an annual assessment of its performance pursuant to its charter. The Nominating and Governance Committee oversees and administers the annual performance evaluation process, including review and oversight of the appropriate methods, tools and questions used for conducting the evaluations of the performance of the Board and each Committee of the Board. The Nominating and Governance Committee reviews the results of the Board and Committee assessments, including comments provided, and shares them with the Chairman of the Board and each Committee Chair. The Board and each Committee then reviews and discusses the specific results and any actions needed based on this feedback.
In 2021, detailed anonymous surveys were used for the evaluations conducted for both the Board as a whole and each standing Committee. The surveys were designed to provide information pertaining to the competencies, behaviors and effectiveness of the Board and its Committees and suggested areas for improvement. Annually, the Nominating and Governance Committee reviews the survey questions and updates them as appropriate to address new, relevant topics or to emphasize particular areas. In addition, the Nominating and Governance Committee periodically may include self and peer assessments for each independent Director as part of the evaluation process.
The Nominating and Governance Committee will continue to evaluate the appropriateness of the methods, tools, questions and focus to be used in future annual evaluations.
DIRECTOR SELECTION, COMPOSITION AND DIVERSITY
Directors of the Company must be persons of integrity, with significant accomplishments and recognized business stature. The Nominating and Governance Committee desires that the Board of Directors be diverse in terms of its viewpoints, professional experience, education, and skills as well as race, gender and national origin. In addition, the V2X Corporate Governance Principles state that, as part of the membership criteria for new Board members, individuals must possess such attributes and experiences as are necessary to provide a broad range of personal characteristics including diversity, management skills, and technological, business and international experience. The Board utilizes an assessment process, which includes a director skills/qualifications matrix or similar analysis, to identify current skills and qualifications of Board members and those that may be desired in future Director candidates.
On an annual basis, the Board of Directors assesses whether the mix of Directors is appropriate for the Company. In addition, the Nominating and Governance Committee assesses the effectiveness of these criteria by referring to the criteria when it periodically assesses the composition of the Board. To be considered by the Nominating and Governance Committee as a Director candidate, a nominee at a minimum must meet the requirements set forth in the Corporate Governance Principles.
The Board of Directors believes that the Company’s Directors, in the aggregate, provide the broad range of personal characteristics, attributes and experiences appropriate for the Company. When identifying candidates for the Board, the Board considers diverse candidates for membership on the Board and includes diversity as a specific factor when conducting a search. As part of its process in identifying new candidates to join the Board of Directors, the Nominating and Governance Committee considers whether and to what extent a candidate’s skills, attributes and experiences will individually and collectively complement the existing Board, recognizing that the V2X businesses and operations are diverse and global in nature.
The Nominating and Governance Committee also evaluates the Board’s needs for operational, technical, management, financial, international or other expertise.
Prior to recommending nominees for election as Directors, the Nominating and Governance Committee engages in a deliberative, evaluative process to ensure each nominee possesses the skills and attributes that individually and collectively will contribute to an effective Board of Directors. Biographical information for each candidate for election as a Director is evaluated and, if deemed necessary by the Nominating and Governance Committee, candidates for election participate in interviews with existing Board members and management. Each candidate is subject to thorough background checks. Director nominees must be willing to commit the requisite time for preparation and attendance at regularly scheduled Board and Committee meetings and participation in other matters necessary for good corporate governance. The Nominating and Governance Committee and the Board will continue to review future candidates based on a wide range of qualifications to ensure the highest caliber of directors continue to represent our company.
The Nominating and Governance Committee may identify Director candidates through a variety of sources including search firms, personal references and business contacts. The Nominating and Governance Committee will consider Director nominees recommended by shareholders for election to the Company’s Board who meet the qualification standards described above and the other requirements for nomination including those set forth in the Nominating and Governance Charter, which is available at http://investors.vectrus.com/govdocs. The Nominating and Governance Committee also evaluates and makes recommendations to the Board of Directors concerning appointment of Directors to Board Committees, selection of Board Committee chairpersons, Committee member qualifications, Committee member appointment and removal, Committee structure and operations and proposal of the Board slate for election at the Annual Meeting of Shareholders, consistent with criteria approved by the Board of Directors.
DIVERSITY, EQUITY AND INCLUSION IN THE WORKFORCE
We strive to deliver to our customers services that reflect our global reach and our deep history and expertise in every market in which we operate. Our employees’ diversity enables us to better understand our customers, while the breadth of our service knowledge and capabilities allows us to serve them better.

We will continue to build and leverage an inclusive business environment by developing leadership competency, increasing employee engagement, and building organizational capacity. We value a work environment where diversity is embraced and where we treat each other with mutual respect and dignity. Around the world, we are committed to being a company where the best people want to work and where talented people work together with different viewpoints that create synergies and foster creative thinking, innovation, and problem-solving.
We are dedicated to hiring a diverse pool of talent to provide the most relevant, skilled, and resourceful teammates. We mirror our customers by strategically sourcing a diverse and inclusive workforce and enjoy the added benefit of the innovation they bring to the table. We continuously adjust to world events to refine our recruiting, retention, and growth practices. We focus on implementing new platforms to connect with our future key personnel and hire the best possible candidates to support our customers.
Employee Resource Groups (“ERGs”) are crucial to workplace inclusion and provide a tangible benefit to both the team member and the organization through professional growth, employee education, recruitment, and increased retention. V2X’s ERGs are employee-led groups that nurture a diverse and inclusive workplace while synergized with our strategic goals.
V2X currently supports five ERG categories and continues to solicit employee involvement for additional groups. This employee involvement provides us valuable insight into team members’ needs and serves as a channel for them to voice ideas and concerns. Through these voices, we continue to find better ways to innovate and serve our community of employees and customers. Above all, our ERGs are open to every V2X employee that wants to join.
Management reports annually to the Compensation Committee on the diversity of our workforce and the Company’s initiatives.
NON-MANAGEMENT DIRECTOR COMPENSATION
Non-Management Director compensation is determined by our Board of Directors with the assistance of the Nominating and Governance Committee and Pay Governance, LLC (“Pay Governance” or the “Compensation Consultant”). Non-Management Director compensation is reviewed on a periodic basis. In support of the Board’s review, Pay Governance compares Non-Management Director compensation components for V2X with director compensation components paid for a sample of aerospace and defense companies with revenue comparable to V2X’s revenue.
The total annual compensation level for each V2X Non-Management Director (except for Directors elected as Vertex Holdco designees, who receive no Director compensation pursuant to the Shareholders Agreement) is $215,000, comprised of $85,000 in cash and $130,000 in RSUs for each full-year tenure. The full-year tenure runs from the date of the Annual Meeting of Shareholders to the day prior to the next Annual Meeting of Shareholders. Additional incremental pay for the full-year tenure includes a cash payment for the Audit Committee Chair in the amount of $20,000, and a cash payment of $17,500 for the Compensation Committee Chair, and $15,000 for each of the Nominating and Governance Committee Chair and the Strategy Committee Chair. The Non-Executive Chairman of the Board receives an additional $100,000, comprised of $50,000 in cash and $50,000 in RSUs for the full-year tenure. The incremental payments for the Committee Chairs and the Non-Executive Chairman were based on the significant responsibilities involved with these positions and reflect current competitive peer data provided to the Board by the Compensation Consultant.
On May 6, 2021, all of our Non-Management Directors received compensation for their service on the Board of Directors from May 6, 2021 to May 4, 2022. Mr. Prow, as a management Director, received no Director compensation. RSUs granted to Non-Management Directors vest in full on the business day immediately prior to the next Annual Meeting date. The grant date fair value of RSU awards is provided in footnote (2) to the table below.

The table below summarizes the compensation received by our Non-Management Directors for the year ended December 31, 2021.

DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Louis J. Giuliano(3)	135,000	180,006	315,006
Bradford J. Boston(4)	102,500	130,013	232,513
Mary L. Howell(5)	100,000	130,013	230,013
William F. Murdy	85,000	130,013	215,013
Melvin F. Parker	85,000	130,013	215,013
Eric M. Pillmore(6)	100,000	130,013	230,013
Stephen L. Waechter(7)	105,000	130,013	235,013
Phillip C. Widman	85,000	130,013	215,013

(1)
Consists of the following, as applicable: director annual cash retainer of $85,000 for 2021, incremental retainer for Committee chairs and the annual Non-Executive Chairman retainer.

(2)
Represents the aggregate grant date fair value of RSUs, computed in accordance with Accounting Standards Codification issued by the Financial Accounting Standards Board Topic 718, labeled “Compensation — Stock Compensation” (“ASC Topic 718”). The grant date fair value for RSUs was $51.86 per unit, the closing price of V2X stock on the grant date, which was May 6, 2021. The assumptions used in calculating these amounts are incorporated herein by reference to Note 16 to the Consolidated Financial Statements in the Company’s 2021 Annual Report on Form 10-K.

(3)
Mr. Giuliano received an incremental $50,000 cash retainer and $50,000 in RSUs for his service as the Non-Executive Chairman through May 4, 2022.

(4)
Mr. Boston received an incremental $17,500 cash retainer for his service as the Compensation Committee Chair through May 4, 2022.

(5)
Ms. Howell received an incremental $15,000 cash retainer for her service as the Strategy Committee Chair through May 4, 2022.

(6)
Mr. Pillmore received an incremental $15,000 cash retainer for his service as the Nominating and Governance Committee Chair through May 4, 2022.

(7)
Mr. Waechter received an incremental $20,000 cash retainer for his service as the Audit Committee Chair through May 4, 2022.

RESTRICTED STOCK UNIT AWARDS OUTSTANDING AT 2021 FISCAL YEAR-END
The table below represents RSUs outstanding as of December 31, 2021 for our Non-Management Directors.
Name	Restricted Stock Unit Awards
Louis J. Giuliano	3,471
Bradford J. Boston	2,507
Mary L. Howell	2,507
William F. Murdy	2,507
Melvin F. Parker	2,507
Eric M. Pillmore	2,507
Stephen L. Waechter	2,507
Phillip C. Widman	2,507
All V2X Non-Management Directors were granted RSUs under the 2014 Plan on May 6, 2021. For the equity component of the annual retainer, the number of RSUs was determined by dividing $130,000 by $51.86, the closing price per share of V2X, Inc. common stock on the grant date. The resulting number of RSUs was rounded to 2,507, the nearest whole number of units. Mr. Giuliano received RSUs equal to $180,000 divided by $51.86, representing $130,000 for the equity component of the annual retainer plus $50,000 for the equity component of the annual Non-Executive Chairman fee. The resulting number of RSUs for Mr. Giuliano was rounded to 3,471, the nearest whole number of units.
DIRECTOR EXPENSES
V2X reimburses Non-Management Directors for all business-related expenses they incur for travel to and from Board of Directors, Committee and shareholder meetings. The Company also reimburses costs related to educational programs and related subscriptions for directors and for other Company business-related expenses (including travel expenses of spouses if they are specifically invited to attend an event for appropriate business purposes). Director airfare is reimbursed at no greater than first-class travel rates.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Compensation Committee during 2021 were Messrs. Boston, Parker, Pillmore and Widman, with Mr. Boston serving as chair. No member of the Compensation Committee was, during the fiscal year, an officer or employee, or formerly an officer or employee, of V2X or involved in any related person transactions requiring disclosure in this Proxy Statement.
No executive officer of V2X served as a:
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Member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served on the Compensation Committee of V2X.

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Director of another entity, one of whose executive officers served on the Compensation Committee of V2X; or

•
Member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served as a director of V2X.

INDEMNIFICATION AND INSURANCE
As permitted by its By-Laws, V2X indemnifies its Directors to the full extent permitted by law and maintains insurance to protect the Directors from liabilities, including certain instances where it could not otherwise indemnify them.
POLICIES FOR APPROVING RELATED PERSON TRANSACTIONS
The Company and the Board have adopted formal written policies for evaluation of potential related person transactions, as that term is defined in the SEC’s rules for related person disclosure, which provide for review and pre-approval of transactions which may or are expected to exceed $120,000 involving Non-Management Directors, executive officers, beneficial owners of five percent or more of the Company’s common stock or other securities and any immediate family of such persons. The Company’s policy generally groups transactions with related persons into two categories: (1) transactions requiring the approval of the Nominating and Governance Committee and (2) certain transactions, including ordinary course transactions below established financial thresholds, that are deemed pre-approved by the Nominating and Governance Committee. In reviewing related person transactions that are not deemed pre-approved for approval or ratification, the Nominating and Governance Committee considers the relevant facts and circumstances, including:
•
Whether terms or conditions of the transaction are generally available to third parties under similar terms or conditions;

•
Levels of interest or benefit to the related person;

•
Availability of alternative suppliers or customers; and

•
Benefit to the Company.

The Nominating and Governance Committee is deemed to have pre-approved certain transactions identified in Item 404(a) of Regulation S-K that are not required to be disclosed even if the amount involved exceeds $120,000. In addition, any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director and/or beneficial owner of less than 10% of that company’s shares is deemed pre-approved; provided, however, that with respect to Directors, if a Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, such transaction shall be reviewed by the Nominating and Governance Committee and not be considered appropriate for automatic pre-approval. Regardless of whether a transaction is deemed pre-approved, all transactions in any amount are required to be reported to the Nominating and Governance Committee. Subsequent to the adoption of the written procedures above, the Company has followed these procedures regarding all reportable related person transactions.
The Company’s Related Party Transaction Policy is posted on the Company’s website at: http://investors.vectrus.com/govdocs. A copy of the Related Party Transaction Policy will be provided, free of charge, to any shareholder upon request to the Corporate Secretary of V2X.
RELATED PERSON TRANSACTIONS
Shareholders Agreement
Concurrently with the Closing, the Company entered into a Shareholders Agreement with Vertex
Holdco and the Former Vertex Stockholders that, among other things, (1) provides Vertex Holdco Parties with Director nomination and committee designation rights, (2) governs how each Former Vertex Stockholder will vote its shares of common stock with respect to certain matters, (3) requires certain actions of the Company to be approved by the Vertex Holdco Parties, (4) provides the Vertex Holdco Parties with certain information rights, (5) limits transfers of common stock by the Former Vertex Stockholders, (6) limits certain acquisitions of common stock by the Vertex Holdco Parties, (7) restricts the ability of the Vertex Holdco Parties to solicit proxies in the election of Directors for such periods indicated therein, and (8) provides that the Company will elect to be a “controlled company” for purposes of applicable listing standards for so long as the Company qualifies to do so.
Controlled Company
Pursuant to the Shareholders Agreement, the Vertex Holdco Parties and the Company will take whatever action may be reasonably necessary, if any, to cause the Company to comply with SEC rules and applicable listing standards then in effect if the Company ceases to qualify as a “controlled company.”
Director Appointment Rights
Pursuant to the Shareholders Agreement, during the Appointment Period, the Board of Directors will be comprised of 11 members and the Vertex Holdco Parties will be entitled to designate for nomination and election to the Board of Directors a number of individuals corresponding to the ownership thresholds set forth in the Shareholders Agreement.
If the percentage of outstanding shares of common stock collectively beneficially owned by the Former Vertex Stockholders falls below one of the applicable ownership thresholds set forth in the Shareholders Agreement, then the Vertex Holdco Parties will provide written notice to the Company and, at the option of the Vertex Holdco Parties, (1) one Vertex Holdco designee will resign, effective no later than the next annual meeting, or (2) the Vertex Holdco Parties will not designate one Vertex Holdco designee that the Vertex Holdco Parties would otherwise have been entitled to designate at the next annual meeting. The Vertex Holdco Parties will cause Vertex Holdco designees on the Board of Directors to resign from the Board of Directors on the first date that the percentage of outstanding shares of common stock collectively beneficially owned by the Former Vertex Stockholders falls below 25% and the Vertex Holdco Parties will no longer be entitled to designate any directors to the Board of Directors.

Committee Designation Rights
During the Appointment Period, each committee of the Board of Directors will consist of four members (unless otherwise approved by a majority of each of the Vertex Holdco and non-Vertex Holdco designees), at least two of which will not be Vertex Holdco designees. The Vertex Holdco Parties may designate (a) two Vertex Holdco designees to serve on each committee of the Board of Directors for so long as the Former Vertex Stockholders collectively beneficially own 34% or more of the outstanding shares of common stock and (b) one Vertex Holdco designee to serve on each committee of the Board of Directors for so long as at least one Vertex Holdco designee serves on the Board of Directors, in each case, subject to applicable listing standards and SEC rules.
During the Appointment Period, the Audit Committee will be composed entirely of members who are independent under the NYSE listing requirements.
Voting of Former Vertex Stockholders
Until the Company’s 2024 annual meeting, the Shareholders Agreement requires each Former Vertex Stockholder to vote its shares of common stock (1) for the Vertex Holdco designees and (2) with respect to any nominees who are not Vertex Holdco designees, as recommended by the Nominating and Governance Committee of the Board of Directors of the Company. Beginning at the 2024 annual meeting, each Former Vertex Stockholder will be entitled to vote its shares of common stock in its sole discretion for one Vertex Holdco nominee (assuming an 11-member Board of Directors of the Company) and for all other nominees who are not Vertex Holdco designees, in the case of an uncontested election, must vote in the same manner as, and in the same proportion to, all shares voted by the Company’s shareholders (excluding all Former Vertex Stockholders), or, in the case of a contested election, at such Former Vertex Stockholder’s option, either in accordance with the recommendation of the Nominating and Governance Committee or in the same manner as, and in the same proportion to, all shares voted by, the Company’s shareholders (excluding all Former Vertex Stockholders).
The Shareholders Agreement requires the Company to take all necessary action to cause the Company’s 2024 annual meeting to be held on or about May 6, 2024, or an earlier date. The Shareholders Agreement also provides that the Former Vertex Stockholders may vote their shares in their discretion on any proposal or resolution that is not an election of Directors.
Company Actions
Pursuant to the Shareholders Agreement, for so long as the Former Vertex Stockholders collectively beneficially own 34% or more of the outstanding shares of common stock, the Company will not, without the consent of the Vertex Holdco Parties holding a majority of the shares of common stock then held by the Vertex Holdco Parties, take certain actions, including: (1) issuing capital stock or stock equivalents representing, on a preceding 36-month basis, greater than 10% of the outstanding common stock, excluding common stock or stock equivalents issued in connection with an acquisition approved by a majority of the Board of Directors; (2) redeeming, acquiring or otherwise purchasing capital stock of the Company in excess of $50.0 million, individually or in the aggregate, during any fiscal year; (3) repealing, amending or modifying the Company’s organizational documents (subject to certain clarifications); (4) declaring or paying any dividend or distribution on a non-pro rata basis or in excess of $25.0 million in the aggregate during any fiscal year; (5) entering into certain transactions (e.g., mergers, spinoffs, acquisitions); (6) agreeing to make any capital expenditures in excess of $50.0 million, individually or in the aggregate, during any fiscal year; (7) incurring Indebtedness as defined in the merger agreement (the “Merger Agreement”) (excluding any incurrence under the Company’s existing credit facilities or any ordinary course of business incurrence under the Company’s existing asset-based loan or revolving credit facility) that causes the Company’s total net leverage ratio to exceed 4.5; (8) terminating the Company’s Chief Executive Officer or Chief Financial Officer; (9) hiring a replacement Chief Executive Officer or Chief Financial Officer; or (10) designating a director to the Company’s Board of Directors in a manner contrary to the designation rights of the Vertex Holdco Parties under the Shareholders Agreement.
Information Rights
Under the Shareholders Agreement, during the Appointment Period, the Vertex Holdco Parties are entitled to certain information rights.
Stock Transfer Restrictions
Unless approved by a majority of the Company’s Board of Directors who are not Vertex Holdco designees, for six months after the Closing, the Former Vertex Stockholders cannot sell, transfer or encumber, directly or indirectly, in whole or in part, any shares of common stock (or enter into any commitment to do such), except any (1) transfer of interests in a Former Vertex Stockholder entity or its direct or indirect parent that has assets representing a majority of its fair market value that are not shares of common stock and (2) change in ownership of any general partner or management company of the Vertex Holdco Parties will not be deemed to be a transfer.
In addition, the Former Vertex Stockholders may transfer any shares of their common stock to an affiliate of the Former Vertex Stockholder that agrees to be bound by and a party to the Shareholders Agreement.
Stock Acquisition Restrictions
Unless approved by a majority of the Company’s Board of Directors who are not Vertex Holdco designees, the Vertex Holdco Parties cannot, directly or indirectly, acquire or offer to acquire shares of common stock that would result, after such acquisition, in the Vertex Holdco Parties beneficially owning more than 62.5% of the outstanding shares of common stock.
If at any time the Former Vertex Stockholders’ percentage ownership of the outstanding common stock falls below a given ownership threshold, then the Vertex Holdco Parties’ right(s) with respect to such ownership threshold will fall away and no longer apply even if, after the applicable ownership threshold is crossed, the Former Vertex Stockholders acquire shares of common stock such that they own in excess of the relevant ownership threshold.
Standstill
During the Appointment Period, except with respect to any Vertex Holdco nominee, the Vertex Holdco Parties cannot, and will cause their affiliates that the Vertex Holdco Parties have provided confidential information about the Company not to, directly or indirectly, (1) make or participate in any solicitation of proxies (as such terms are used in the proxy rules of the SEC) to vote or deliver a written consent with respect to, or seek to advise or influence any person or entity’s voting with respect to, any common stock (except on behalf of the Company), (2) make any public request or proposal to amend the standstill provision of the Shareholders Agreement, or (3) take any action that would reasonably be expected to result in the Company having to make a public announcement regarding the foregoing, publicly announce any intention to do the foregoing or enter into any discussions or arrangement to do the foregoing, unless, in each case, approved by a majority of the Company’s Board of Directors who are not Vertex Holdco designees.
Registration Rights Agreement
At the Closing, the Company entered a registration rights agreement with Former Vertex Stockholders (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company
granted the holders of registrable securities that are party to the Registration Rights Agreement certain registration rights with respect to such registrable securities.
As required by the Registration Rights Agreement, the Company filed on September 1, 2022 a resale shelf registration statement on Form S-3 registering all of the registrable securities held by the Former Vertex Stockholders. Following such filing, the Company is required to use its commercially reasonable efforts to have the resale shelf registration statement declared effective by the SEC as soon as reasonably practicable and to maintain such effectiveness continuously until such a time as there are no longer any registrable securities.
Subject to certain limitations set forth in the Registration Rights Agreement, the Former Vertex Stockholders will have the right to require the Company to use its commercially reasonable efforts to effectuate an underwritten public offering of the registrable securities.
The Registration Rights Agreement grants each Former Vertex Stockholder “piggyback” registration rights. Subject to certain exceptions and limitations, if the Company proposes to sell shares of common stock in an underwritten public offering or registers such shares with the SEC, either for its own account or for the account of other stockholders, each Former Vertex Stockholder will be entitled to include certain of its registrable securities in such offering or registration.
The Registration Rights Agreement provides that the Company must pay all registration expenses (other than the underwriting discounts and commissions) in connection with the resale shelf registration statement and any related underwritten offerings. The Registration Rights Agreement contains customary indemnification and contribution provisions.
Management Services Agreement
At the Closing, the Company entered into a management services agreement (the “Management Services Agreement”) with AIP pursuant to which AIP will provide general management, financial and other corporate advisory services to the Company and its subsidiaries from time to time as mutually agreed upon and documented. The Management Services Agreement provides for the Company to reimburse AIP for its reasonable, documented and customary out-of-pocket expenses incurred in the ordinary course while performing such services, and to indemnify AIP for certain matters related to the provision of services, but will not require the Company to pay any management fees, transaction fees or other compensation to AIP.

Certain Agreements Related to Indebtedness
On the Closing Date, following the Vertex Transaction and a series of certain intercompany contributions described in the Merger Agreement, certain subsidiaries of the Company, including Vectrus Systems Corporation, a Delaware corporation (“VSC” and together with VSC, the “Company Guarantor Subsidiaries”), that became direct or indirect subsidiaries of Vertex Aerospace Service Corp., a Delaware corporation and wholly-owned indirect subsidiary of Vertex (“Vertex Borrower”), provided guarantees of the indebtedness under each of (i) the First Lien Credit Agreement, dated as of December 6, 2021 (as amended by the Amendment No. 1 to First Lien Credit Agreement, dated as of the Closing Date (the “Vertex First Lien Amendment”), and as further amended, restated, amended and restated, supplemented and otherwise modified from time to time, the “Vertex First Lien Credit Agreement”), by and among Vertex Borrower, as borrower, Vertex Aerospace Intermediate LLC, a Delaware limited liability company, direct parent entity of Vertex Borrower and wholly-owned indirect subsidiary of Vertex (“Vertex Holdings”), the lenders from time to time party thereto and Royal Bank of Canada, as administrative agent, (ii) the Second Lien Credit Agreement, dated as of December 6, 2021 (as amended, restated, amended and restated, supplemented and otherwise modified from time to time, the “Vertex Second Lien Credit Agreement”), by and among Vertex Borrower, as borrower, Vertex Holdings, the lenders from time to time party thereto and Royal Bank of Canada, as administrative agent, and (iii) the ABL Credit Agreement, dated as of June 29, 2018 (as amended by the First Amendment to ABL Credit Agreement, dated as of May 17, 2019, as further amended by the Second Amendment to ABL Credit Agreement, dated as of May 17, 2021, as further amended by the Third Amendment to ABL Credit Agreement, dated as of December 6, 2021, as further amended by the Fourth Amendment (the “Vertex ABL Amendment”) to ABL Credit Agreement, dated as of the Closing Date, and as further amended, restated, amended and restated, supplemented and otherwise modified from time to time, the “Vertex ABL Credit Agreement”), by and among Vertex Borrower, Vertex Holdings, certain other subsidiaries of Vertex Borrower from time to time party thereto as co-borrowers, the lenders from time to time party thereto and Ally Bank, as administrative agent (in such capacity, the “ABL Agent”).
Vertex First Lien Credit Agreement
The Vertex First Lien Credit Agreement provides for senior secured first lien term loans in an aggregate principal amount of $1,185,000,000, consisting of a $925,000,000 term loan “B” tranche (the “First Lien
Initial Term Tranche”) and a $260,000,000 incremental term loan “B” tranche (the “First Lien Incremental Term Tranche” and, together with the First Lien Initial Term Tranche, collectively, the “First Lien Term Facility”). The entire amount of the proceeds from the (i) First Lien Initial Term Tranche were previously used to finance the acquisition of certain subsidiaries of Raytheon Company, a Delaware corporation, and related transaction costs (the “Sky Acquisition”), and (ii) First Lien Incremental Term Tranche to finance the repayment of the Company Credit Agreement (as defined below) on the Closing Date. The loans under the First Lien Term Facility will be payable in full on December 6, 2028.
The Vertex Borrower’s obligations under the First Lien Term Facility are guaranteed by Vertex Holdings and Vertex Borrower’s wholly-owned domestic subsidiaries (including the Company Guarantor Subsidiaries, collectively, the “First Lien Guarantors”), subject to customary exceptions and limitations. The Vertex Borrower’s obligations under the First Lien Term Facility and the First Lien Guarantors’ obligations under the related guarantees are secured by (i) a first priority-lien on substantially all of the Vertex Borrower’s and the First Lien Guarantors’ assets other than the ABL Priority Collateral (as defined below) (subject to customary exceptions and limitations), and (ii) a second-priority lien on substantially all of the Vertex Borrower’s and the First Lien Guarantors’ accounts receivable, inventory and certain other assets arising therefrom or related thereto (collectively, the “ABL Priority Collateral”) (subject to customary exceptions and limitations).
The borrowings under the First Lien Initial Term Tranche bear interest at rates that, at the Vertex Borrower’s option, can be either a base rate, determined by reference to the federal funds rate, plus a margin of 2.75% to 3.00% per annum, or a Eurodollar rate, determined by reference to LIBOR, plus a margin of 3.75% to 4.00% per annum, in each case, depending on the consolidated first lien net leverage ratio of the Vertex Borrower and its subsidiaries. The borrowings under the First Lien Incremental Term Tranche bear interest at rates that, at the Vertex Borrower’s option, can be either a base rate, determined by reference to the federal funds rate, plus a margin of 3.00% per annum, or a term benchmark rate, determined by reference to Term SOFR, plus a margin of 4.00% per annum.
The Vertex First Lien Credit Agreement contains customary representations and warranties and affirmative covenants. The Vertex First Lien Credit Agreement also includes negative covenants that limit, among other things, additional indebtedness, additional liens, sales of assets, dividends, investments and advances, prepayments of debt and mergers and acquisitions.

The Vertex First Lien Credit Agreement contains customary events of default, including, but not limited to, payment defaults, breaches of representations and warranties, covenant defaults, events of bankruptcy and insolvency, failure of any guaranty or security document supporting the First Lien Term Facility to be in full force and effect, and a change of control. If an event of default occurs and is continuing, the Vertex Borrower may be required immediately to repay all amounts outstanding under the Vertex First Lien Credit Agreement.
Vertex Section Lien Credit Agreement
The Vertex Second Lien Credit Agreement provides for senior secured second lien term loans in an aggregate principal amount of $185,000,000 (the “Second Lien Term Facility”). The entire amount of the proceeds from the Second Lien Term Facility were previously used to finance the Sky Acquisition. The loans under the Second Lien Term Facility will be payable in full on December 6, 2029.
The Vertex Borrower’s obligations under the Second Lien Term Facility are guaranteed by Vertex Holdings and the Vertex Borrower’s wholly-owned domestic subsidiaries (including the Company Guarantor Subsidiaries, collectively, the “Second Lien Guarantors”), subject to customary exceptions and limitations. The Vertex Borrower’s obligations under the Second Lien Term Facility and the Second Lien Guarantors’ obligations under the related guarantees are secured by (i) a second priority-lien on substantially all of the Vertex Borrower’s and Second Lien Guarantors’ assets other than the ABL Priority Collateral (subject to customary exceptions and limitations), and (b) a third-priority lien on substantially all of the Vertex Borrower’s and Second Lien Guarantors’ assets ABL Priority Collateral (subject to customary exceptions and limitations).
The borrowings under the Second Lien Term Facility bear interest at rates that, at the Vertex Borrower’s option, can be either a base rate, determined by reference to the federal funds rate, plus a margin of 6.50% per annum, or a Eurodollar rate, determined by reference to LIBOR, plus a margin of 7.50% per annum.
The Vertex Second Lien Credit Agreement contains customary representations and warranties and affirmative covenants. The Vertex Second Lien Credit Agreement also includes negative covenants that limit, among other things, additional indebtedness, additional liens, sales of assets, dividends, investments and advances, prepayments of debt and mergers and acquisitions.
The Vertex Second Lien Credit Agreement contains customary events of default, including, but not limited to, payment defaults, breaches of representations and warranties, covenant defaults, events of bankruptcy and insolvency, failure of any guaranty or security document supporting the First Lien Term Facility to be in full force and effect, and a change of control. If an event of default occurs and is continuing, the Vertex Borrower may be required immediately to repay all amounts outstanding under the Vertex Second Lien Credit Agreement.
Vertex ABL Credit Agreement
The Vertex ABL Credit Agreement provides for a senior secured revolving loan facility (the “ABL Facility”) of up to an aggregate amount of $200,000,000 (the loans thereunder, the “ABL Loans”). The Vertex ABL Credit Agreement also provides for (i) a $15,000,000 sublimit of availability for letters of credit, and (ii) a $10,000,000 sublimit for short-term borrowings on a swingline basis. The commitments under the ABL Facility expire on June 29, 2026, and any ABL Loans then outstanding will be payable in full at that time.
Under the Vertex ABL Credit Agreement, the Vertex Borrower may, at its option, increase the aggregate amount of the ABL Facility in an amount of up to $50,000,000 (but in not less than $5,000,000 increments) without the consent of any lenders not participating in such increase, subject to certain customary conditions and applicable lenders committing to provide the increase in funding. There can be no assurance that additional funding would be available.
Availability under the ABL Facility is subject to a borrowing base (the “Borrowing Base”), which is based on 85% of eligible accounts receivable, eligible government account receivable and eligible government subcontract accounts receivable, plus 50% of eligible unbilled accounts receivable, plus the lesser of (x) 65% of the book value of eligible inventory, and (y) 85% of the net orderly liquidation value of eligible inventory of the Vertex Borrower, Vertex Holdings and most of the Vertex Borrower’s wholly-owned domestic subsidiaries (including the Company Guarantor Subsidiaries, collectively, the “ABL Guarantors”), after adjusting for customary reserves that are subject to the ABL Agent’s discretion. The aggregate amount of the ABL Loans made and letters of credit issued under the ABL Facility shall at no time exceed the lesser of the aggregate commitments under the ABL Facility (currently $200,000,000 or, if increased at the Vertex Borrower’s option as described above, up to $250,000,000) or the Borrowing Base. To the extent that the Vertex Borrower’s and ABL Guarantors’ eligible accounts receivable, eligible government account receivable, eligible government subcontract accounts receivable, eligible unbilled accounts receivable, and eligible inventory, decline, the Borrowing Base will decrease, and the availability under the ABL Facility may decrease below $200,000,000.

Any ABL Loans requested after the Closing Date are subject to a number of customary conditions including the accuracy of representations and warranties and the absence of default. The proceeds from the ABL Loans may be used to finance the working capital needs and general corporate purposes of the Vertex Borrower and its subsidiaries.
The Vertex Borrower’s obligations under the ABL Term Facility are guaranteed by the ABL Guarantors, subject to customary exceptions and limitations. The Vertex Borrower’s obligations under the ABL Facility and the ABL Subsidiary Guarantors’ obligations under the related guarantees are secured by (a) a first priority-lien on substantially all of the Vertex Borrower’s and the ABL Guarantors’ ABL Priority Collateral (subject to customary exceptions and limitations), and (b) a third priority-lien on substantially all of the Vertex Borrower’s and the ABL Guarantors’ assets other than the ABL Priority Collateral (subject to customary exceptions and limitations).
The borrowings under the ABL Facility bear interest at rates that, at the Vertex Borrower’s option, can be either a base rate, determined by reference to the federal funds rate, plus a margin of 0.75% to 1.25% per annum, or a term benchmark rate, determined by reference to Term SOFR, plus a margin of 1.75% to 2.25% per annum, in each case, depending on the aggregate availability under the ABL Facility.
Unutilized commitments under the ABL Facility are subject to a per annum fee of (x) 0.375% if the total outstandings were equal to or less than 50% of the aggregate commitments, or (y) 0.25% if such total outstandings were more than 50% of the aggregate commitments.
The Vertex Borrower is also required to pay a letter of credit fronting fee to each letter of credit issuer equal to 0.125% per annum of the amount available to be drawn under each such letter of credit (or such other amount as may be mutually agreed by the Vertex Borrowers and the applicable letter of credit issuer), as well as a fee to all lenders equal to the applicable margin for Term SOFR ABL Loans times the average daily amount available to be drawn under all outstanding letters of credit.
The Vertex ABL Credit Agreement includes negative covenants that limit, among other things, additional indebtedness, transactions with affiliates, additional liens, sales of assets, dividends, investments and advances, prepayments of debt, mergers and acquisitions. The Vertex ABL Credit Agreement also includes a financial covenant that requires the fixed charge coverage ratio to be at least 1.00 to 1.00 as of the end of any period of four fiscal quarters while aggregate availability is less than the greater of (i) $10,000,000 and (ii) 10% of the aggregate borrowing base.
The Vertex ABL Credit Agreement also contains other customary affirmative and negative covenants and customary representations and warranties that must be accurate in order for the Vertex Borrower to borrow under the ABL Facility (in each case, subject to customary exceptions and limitations with respect to borrowings made on the Closing Date).
The Vertex ABL Credit Agreement contains customary events of default, including, but not limited to, payment defaults, breaches of representations and warranties, covenant defaults, events of bankruptcy and insolvency, failure of any guaranty or security document supporting the ABL Facility to be in full force and effect, and a change of control. If an event of default occurs and is continuing, the Borrowers may be required immediately to repay all amounts outstanding under the Vertex ABL Credit Agreement.
CHARITABLE CONTRIBUTION CONFLICT OF INTEREST POLICY
The Company and the Board adopted a Charitable Contribution Conflict of Interest Policy for Directors, Director Nominees and Senior Management. The policy requires approval by the Nominating and Governance Committee for donations by the Company to any nonprofit organization, charity or private foundation in an amount or having a value over $10,000 if any Director, Director nominee or any of their immediate family members is associated with such entity. In addition, such approval is required in the case of a donation over that limit to such an entity by a Director, Director nominee or member of senior management where another Director or member of senior management is associated with the entity. During 2021, there were no donations that required approval under this policy.
CODE OF CONDUCT
The Company has adopted the Code of Conduct which applies to all employees, including our President & Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer and, where applicable, to our Non-Management Directors.
The Code of Conduct is posted on our website at: http://investors.vectrus.com/govdocs.
The Company discloses any changes to or waivers from the Code of Conduct for the Company’s Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, its Non-Management Directors and other Executive Officers on its website. In addition, the Company will disclose within four business days any substantive changes to or waivers from the Code of Conduct for our Chief Executive Officer, Chief Financial Officer, Principal Accounting

Officer, or persons performing similar functions, by posting such information on our website at www.vectrus.com rather than by filing a Form 8-K. In 2021, there were no substantive changes to or waivers of the Code of Conduct for the President and
Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer or persons performing similar functions. A copy of the Code of Conduct will be provided, free of charge, to any shareholder upon request to the Corporate Secretary of V2X.

COMMITTEES OF THE BOARD OF DIRECTORS
The Committees outlined below are the current standing committees of the Board of Directors. The table below sets forth the current membership of each of these Committees and identifies each Committee Chair.
DIRECTOR	AUDIT	COMPENSATION AND PERSONNEL	NOMINATING AND GOVERNANCE	STRATEGY
Mary L. Howell
John “Ed” Boyington, Jr.				●
Dino M. Cusumano				●*
Lee E. Evangelakos			●
Melvin F. Parker	●		●*	●
Eric M. Pillmore	●	●		●
Charles L. Prow
Joel M. Rotroff		●
Neil D. Snyder		●	●
Stephen L. Waechter	●*		●
Phillip C. Widman	●	●*
* = Committee Chair

AUDIT COMMITTEE
MEMBERS:
Stephen L. Waechter, Chair
Melvin F. Parker
Eric M. Pillmore
Phillip C. Widman
Meetings in 2021:         6
AUDIT COMMITTEE RESPONSIBILITIES
•
Subject to any action that may be taken by the full Board, the Audit Committee has the ultimate authority and responsibility to determine the qualifications, performance, independence and compensation of the independent registered public accountants (currently RSM), and to appoint (or nominate for shareholder ratification), evaluate, and where appropriate, consider rotation or replacement of the independent registered public accountants.

•
Review and discuss with management and the independent registered public accountants the audited financial statements of the Company, including discussion of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and make a recommendation regarding whether the annual audited financial statements should be included in any public filing including our Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K).

•
Review and discuss with management, the independent registered public accountants and the head of internal audit the quarterly consolidated financial statements of the Company, including a discussion of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent registered public accountants’ review of those statements prior to our filing of each Form 10-Q with the SEC.

•
Review and consider with RSM matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

•
Review with management and RSM the effect of regulatory and accounting initiatives as well as off-balance sheet structures on our financial statements.

•
Review and discuss with management and RSM the Company’s interim financial results to be included in the Company’s earnings report prior to the release of any earnings report.

•
Review and discuss with management the types of information to be disclosed and the types of presentations to be made with respect to the Company’s earnings press releases and financial information and earnings guidance provided to financial analysts and rating agencies.

•
Discuss with management, RSM and the head of internal audit the quality and adequacy of the Company’s internal controls and their effectiveness and meet regularly and privately with the head of the internal audit function.

•
Annually request from RSM a formal written statement delineating all relationships between RSM and the Company, consistent with PCAOB Rule 3526T. With respect to such relationships, the Audit Committee shall: Discuss with RSM any disclosed relationships and the impact of such relationship on RSM’s independence; and assess and recommend appropriate action in response to the RSM report to satisfy itself of the auditor’s independence.

•
Pre-approve or delegate to one or more independent members of the Audit Committee, when appropriate, to pre-approve the retention of the independent auditor for audit-related and permitted non-audit services. Other tax-related consulting and special projects and fees for any other services to be provided by the independent auditor and internal audit service providers must be submitted to the Audit Committee consistent with the Company’s Audit Services, Audit Related and Non-Audit Services Policy.

•
Confirm the scope of audits to be performed by RSM and the internal audit function, monitor progress and review results. Review fees and expenses charged by RSM and any party retained to provide internal audit services.

•
On an annual basis, discuss with RSM its internal quality control procedures, material issues raised in quality control or peer review and any inquiries by governmental or professional authorities within the last five years (and any steps taken to deal with issues raised) regarding the firm’s independent audits of other clients.

•
Review significant findings or unsatisfactory internal audit reports or audit problems or difficulties encountered by RSM, in the course of the audit work, including any restrictions on the scope of its activities or on access to requested information, and any significant disagreements with management, and monitor management’s response to such matters. Without excluding other possibilities, the Audit Committee may review with the independent registered public accounting firm (i) any accounting adjustments that were noted or proposed by such firm but were “passed” (as immaterial or otherwise),

(ii) any communications regarding auditing or accounting issues and (iii) any “management” or “internal control” letter issued or proposed to be issued by RSM.
•
Provide oversight and discuss with management, head of internal audit and RSM, the adequacy and effectiveness of the Company’s overall risk assessment and risk management process, including all risk mitigation processes. The Audit Committee shall review, at least annually, the Company’s cyber security program and cyber risk assessment. In addition, in accordance with regulatory requirements, the Audit Committee shall approve, at least annually, any decision of the Company to enter into uncleared swaps.

•
Review the Company’s capital structure including stock repurchases, debt offerings and other financings and dividends.

•
Review the Company’s rating agencies reviews, if applicable.

•
Review the Company’s capital allocation, including capital expenditures and research and development.

•
Review the Committee’s performance and Charter at least annually and make recommendations to the Board of Directors for approval and adoption of any amendments to its Charter.

•
Review regularly and consider the Company’s financial reserves.

•
Review expense reports of senior executives.

•
Update the Board of Directors on a regular basis with respect to matters coming to its attention that may have a significant impact on the Company’s financial condition or affairs, the Company’s compliance with legal or regulatory requirements and the performance and independence of RSM and the internal audit function.

•
Review major issues regarding accounting principles and financial statement presentations, significant changes to the Company’s selection or application of accounting principles and major issues relating to the Company’s internal controls, including any specifically required steps to correct identified major internal control issues. The Audit Committee also reviews management or RSM’s analyses regarding significant financial reporting issues and judgments made in preparing financial statements, including analyses of alternative GAAP methods as well as the effect of regulatory and accounting initiatives and off-balance sheet structures, if any, on the Company’s financial statements.

•
In conjunction with the Board of Directors, evaluate the qualifications of the Committee members and the Committee’s performance on an annual basis.

•
Meet separately, on a regular basis, with RSM, the head of internal audit, and members of management, as well as privately as a Committee.

•
Establish policies regarding the Company’s employment and retention of current or former employees of RSM.

•
With respect to complaints concerning accounting, internal accounting controls or auditing matters:

◦
Review and approve procedures for receipt, retention and treatment of complaints received by the Company; and

◦
Establish procedures for the confidential, anonymous submission of complaints to the Audit Committee.

•
Establish levels for payment by the Company of fees to RSM, and ordinary administrative expenses of the Audit Committee and any advisors retained by the Audit Committee.

•
Receive regular reports from the Chief Executive Officer, the Chief Financial Officer and from the Company’s disclosure control committee representative on the status of the Company’s disclosure controls and related certifications, including disclosure of any material weaknesses or significant deficiencies in the design or operation of internal controls and any fraud that involves management or other employees with a significant role in internal controls.

•
Oversee the Company’s compliance program, including its Code of Conduct and ethics and compliance program.

•
Prepare the Report of the Audit Committee for the Company’s Proxy Statement.

Although the Board of Directors determined that more than one member of the Board of Directors satisfies the requirements of an audit committee financial expert, the Board of Directors has identified Stephen L. Waechter as the Company’s audit committee financial expert.
A copy of the Audit Committee Charter is available on the Company’s website at: http://investors.vectrus.com/govdocs. The Company will provide, free of charge, a copy of the Audit Committee Charter to any shareholder, upon request to the Corporate Secretary of V2X.

COMPENSATION COMMITTEE
MEMBERS:
Phillip C. Widman, Chair
Eric M. Pillmore
Joel M. Rotroff
Neil D. Snyder
Meetings in 2021:         6
COMPENSATION COMMITTEE RESPONSIBILITIES
•
The Committee’s primary objective is to establish a competitive executive compensation program that links executive compensation to business performance and shareholder return, without excessive enterprise risk.

•
Approve and oversee administration of the Company’s employee compensation program, including incentive plans and equity-based compensation plans.

•
Evaluate senior management and Chief Executive Officer performance, evaluate enterprise risk and other risk factors with respect to compensation objectives, set annual performance objectives for the Chief Executive Officer and approve individual compensation actions for the Chief Executive Officer and officers at the corporate vice president level and above, as well as certain other positions.

•
Oversee the establishment and administration of the Company’s benefit programs and executive severance policies.

•
Oversee and approve the leadership development and continuity planning process.

•
Prepare the Compensation Committee Report for the Company’s Proxy Statement.

•
Review its performance and Charter at least annually and make recommendations to the Board of Directors for approval and adoption of any amendments to its Charter.

Detail regarding the processes and procedures used to determine executive compensation is found in the Compensation Discussion and Analysis section of this Proxy Statement.
A copy of the Compensation Committee Charter is available on the Company’s website at: http://investors.vectrus.com/govdocs. The Company will provide, free of charge, a copy of the Compensation Committee Charter to any shareholder, upon request to the Corporate Secretary of V2X.
NOMINATING AND GOVERNANCE COMMITTEE
MEMBERS:
Melvin F. Parker, Chair
Lee E. Evangelakos
Neil D. Snyder
Stephen L. Waechter
Meetings in 2021:         4
NOMINATING AND GOVERNANCE COMMITTEE RESPONSIBILITIES
•
Review and recommend to the full Board matters and agenda items relating to the Company’s Annual Meeting of Shareholders.

•
Review the Company’s business continuity and disaster recovery programs and plans.

•
Review the Company’s communication and advertising program and other activities involving community relations, major charitable contributions and promotion of the Company’s public image.

•
Determine desired Board and Director skills and attributes and conduct searches for prospective board members whose skills and attributes reflect those desired for the Board of Directors.

•
Identify, evaluate and propose nominees for election to the Board of Directors.

•
Make recommendations to the Board of Directors concerning the appointment of Directors to Board Committees and the selection of Board Committee Chairs.

•
Evaluate and make recommendations regarding senior management requests for approval to accept membership on outside boards.

•
Review its performance and Charter at least annually and make recommendations to the Board of Directors for approval and adoption of any amendments to its Charter.

•
Following the review by the Audit Committee, Compensation Committee and Strategy Committee of their respective charters, review those charters as part of the framework of the governance of the Company to ensure completeness and consistency among Committee Charters and the Corporate Governance Principles.

•
Review periodic reports from management on, and provide oversight of, environmental, safety and health matters.

•
At least annually review and assess the Company’s director and officer insurance and indemnification.

•
Provide oversight of director education matters and the director orientation process.

The Nominating and Governance Committee will consider Director nominees recommended by shareholders for election to the Company’s Board who meet the qualification standards. See “Information about the Board of Directors and Other Matters — Director Selection, Composition and Diversity” above.
A copy of the Nominating and Governance Committee Charter is available at the Company’s website: http://investors.vectrus.com/govdocs. The Company will provide, free of charge, a copy of the Nominating and Governance Committee Charter to any shareholder, upon request to the Corporate Secretary of V2X.
STRATEGY COMMITTEE
MEMBERS:
Dino M. Cusumano, Chair
John “Ed” Boyington, Jr.
Melvin F. Parker
Eric M. Pillmore
Meetings in 2021:         5
STRATEGY COMMITTEE RESPONSIBILITIES
•
Review and provide guidance to the management team and the Board with respect to the Company’s overall business strategy and the Company’s strategic plan.

•
Review and make recommendations to the Board on matters relating to the Company’s overall business strategy and the Company’s strategic planning process.

•
Review and assess the Committee’s performance on an annual basis.

•
Review its Charter at least annually and make recommendations to the Board of Directors for approval and adoption of any amendments to the Charter.

A copy of the Strategy Committee Charter is available at the Company’s website: http://investors.vectrus.com/govdocs. The Company will provide, free of charge, a copy of the Strategy Committee Charter to any shareholder, upon request to the Corporate Secretary of V2X.

REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee does not constitute soliciting material and the Report should not be deemed filed or incorporated by reference into any other previous or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
ROLE OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors provides oversight on matters relating to the Company’s financial reporting process, seeks to ensure that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. This includes responsibility for, among other things:
•
determination of qualifications, performance and independence of the Company’s independent registered public accounting firm;

•
the appointment, compensation, retention, audit and oversight work of the Company’s independent registered public accounting firm in preparing or issuing audit reports and related work;

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review of financial reports and other financial information provided by the Company, its systems of internal accounting and financial controls, and the annual independent audit of the Company’s financial statements;

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oversight and review of procedures developed for consideration of accounting, internal accounting controls and auditing-related complaints;

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review of risk assessment and risk management processes on a Company-wide basis; and

•
adoption of and monitoring the implementation and compliance with the Company’s Audit Services, Audit Related and Non-Audit Services Policy.

The Audit Committee has oversight responsibility for confirming the scope and monitoring the progress and results of internal audits conducted by the Company’s internal auditors. The Audit Committee discussed with the Company’s internal auditors and Deloitte the plans for their respective audits. The Audit Committee met with the internal auditors and Deloitte, with and without management present, and discussed results of their examinations, their evaluation of the Company’s internal controls, and the Company’s financial reporting.
The Company’s management has primary responsibility for the financial statements, including the Company’s system of disclosure and internal controls. The Audit Committee may investigate any matter brought to its attention. In that regard, the Audit Committee has full access to all books, records, facilities and personnel of the Company and the Audit Committee may retain outside counsel, auditors or other independent experts to assist the Committee in performing its responsibilities. Any individual may also bring matters to the Audit Committee confidentially or on an anonymous basis, by submitting the matter in a sealed envelope addressed to the “Audit Committee” to the Corporate Secretary who then forwards the sealed envelope to the Audit Committee. Junk mail, advertisements, resumes, spam and surveys will not be forwarded. Abusive, threatening or otherwise inappropriate materials will also not be forwarded.
SARBANES-OXLEY ACT OF 2002 (“SOX”) COMPLIANCE
The Audit Committee has responsibility for monitoring all elements of the Company’s compliance with Sections 302 and 404 of SOX relating to internal control over financial reporting.
AUDIT COMMITTEE CHARTER
The Board of Directors has adopted a written charter for the Audit Committee, which the Board of Directors and the Audit Committee review, and at least annually update and reaffirm. The Audit Committee Charter sets out the purpose, membership and organization, and key responsibilities of the Audit Committee.
COMPOSITION OF THE AUDIT COMMITTEE
The Audit Committee is composed of four members of the Company’s Board. The Board of Directors has determined that each Audit Committee member meets the independence standards set out in the requirements of the NYSE currently in effect, including the Audit Committee independence requirements of Rule 10A-3 of the Exchange Act. No member of the Audit Committee has any relationship with the Company that may interfere with the exercise of independence from management and the Company. All members of the Audit Committee, in the business judgment of the full Board of Directors, are financially literate and several have accounting or related financial management expertise. Although the Board of Directors determined that more than one member of the Board of Directors satisfies the requirements of an audit committee financial expert, the Board of Directors has identified Stephen L. Waechter as the Company’s audit committee financial expert.
REGULAR REVIEW OF FINANCIAL STATEMENTS
The Audit Committee reviewed and discussed the Company’s audited financial statements with management. The Audit Committee, management and Deloitte reviewed and discussed the Company’s unaudited financial statements before the release of each quarterly earnings report and filing of the Company’s Form 10-Qs, and the Company’s audited financial statements before the annual earnings release and filing of the Company’s 2021 Annual Report on Form 10-K.
COMMUNICATIONS WITH DELOITTE
The Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee met privately with Deloitte four times during 2021.
INDEPENDENCE OF DELOITTE
Deloitte is directly accountable to the Audit Committee and the Board of Directors. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte their independence from management and the Company, any disclosed relationships and the impact of those relationships on Deloitte’s independence.
RECOMMENDATION REGARDING ANNUAL REPORT ON FORM 10-K
In performing its oversight function with regard to the 2021 financial statements, the Audit Committee relied on financial statements and information prepared by the Company’s management. It also relied on information provided by the internal audit staff as well as Deloitte. The Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2021. Based on these discussions, and the information received and reviewed, the Audit Committee recommended to the Company’s Board of Directors and the Board of Directors has approved including the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
The Audit Committee’s responsibility is to monitor and oversee the audit and financial reporting processes. However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on the information provided to them and on the representations made by management, and the report issued by the independent registered public accounting firm.
This report is furnished by the members of the Audit Committee.
Stephen L. Waechter, Chair
Melvin F. Parker
Eric M. Pillmore
Phillip C. Widman
COMPENSATION COMMITTEE REPORT
The following Report of the Compensation Committee does not constitute soliciting material and the Report should not be deemed filed or incorporated by reference into any other previous or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
The Compensation Committee of the Board of Directors approves and oversees administration of the Company’s executive compensation program and senior leadership development and continuity programs. The Compensation Committee’s primary objective is to establish a competitive executive compensation program that clearly links executive compensation to business performance and shareholder return. The Compensation Committee considers appropriate risk factors in structuring compensation to discourage unnecessary or excessive risk-taking behaviors and encourage long-term value creation.
RECOMMENDATION REGARDING
COMPENSATION DISCUSSION AND ANALYSIS
In performing its oversight function during 2021 with regard to the Compensation Discussion and Analysis prepared by management, the Compensation Committee relied on statements and information prepared by the Company’s management. It also relied on information provided by Pay Governance, the independent compensation consultant to the Compensation Committee. The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on this review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for 2021 and this Proxy Statement.
This report is furnished by the members of the Compensation Committee.
Phillip C. Widman, Chair
Eric M. Pillmore
Joel M. Rotroff
Neil D. Snyder

COMPENSATION DISCUSSION AND ANALYSIS
INTRODUCTION

The Compensation Committee is responsible for our executive compensation philosophy and programs. The Compensation Committee reviews and approves the compensation to be paid to our Chief Executive Officer (“CEO”) and a group of executive officers, including our Named Executive Officers (“NEOs”). At our 2021 Annual Meeting of Shareholders, our shareholders overwhelmingly approved our NEOs’ compensation, with approximately 98.3% of the votes cast in favor of the proposal.
EXECUTIVE SUMMARY
V2X’s NAMED EXECUTIVE OFFICERS FOR 2021 WERE:
•
Charles L. Prow, President and Chief Executive Officer (“CEO”)

•
Susan D. Lynch, Senior Vice President (“SVP”) and Chief Financial Officer (“CFO”)

•
Susan L. Deagle, SVP, Growth and Enterprise Operations

•
David A. Hathaway, (former) SVP, Vectrus Programs

•
Kevin T. Boyle, SVP, Chief Legal Officer and General Counsel

•
Kenneth W. Shreves, SVP, Organic Growth and Operational Enablement

2021 COMPANY HIGHLIGHTS
•
2021 revenue growth of +28% Y/Y to $1,784 million

•
2021 Operating income of $62.0 million; Adjusted EBITDA margin of 4.7%

•
2021 Adjusted diluted EPS for compensation purposes of $3.96

•
Backlog of $5.0 billion continues to provide topline visibility

•
Several new wins expanding market diversity

•
Strong 2021 operating cash flow generation of $61.3 million

•
Integration of both Zenetex and HHB

COMPENSATION PHILOSOPHY
The Compensation Committee’s compensation philosophy is to support V2X’s business strategy within the principles of competitiveness, full disclosure and consistent alignment with long-term value creation. Our philosophy encourages individual and group behaviors that balance risk and reward while supporting sustained growth and earnings performance. A substantial portion of executive compensation is tied to the Company’s internal business and financial performance and share price performance. If internal business and financial performance or share price performance falls below identified thresholds, at-risk incentive compensation is reduced or not paid at all. Our compensation philosophy is reflective of V2X’s industry and peers, and we will continue to seek alignment with market trends. The Compensation Committee has the flexibility to establish appropriate compensation policies to attract, motivate and retain our executives in the industry in which we operate.
PAY FOR PERFORMANCE
We link a large portion of our NEOs’ compensation to performance. Pay components for our NEOs for 2021 included base salary, Annual Incentive Plan (“AIP”) awards, and long-term incentive awards, consisting of RSUs and Total Shareholder Return (“TSR”) awards.
The 2021 AIP provides a cash payout if certain financial metrics, including adjusted revenue, adjusted diluted earnings per share, adjusted days sales outstanding, new business wins, as well as individual strategic goals for SVPs and above, were met. The approved 2021 AIP payouts reflected between 140.1% and 146.1% of target. The 2021 AIP performance goals, targets, results and actual payouts are discussed in more detail in “Compensation Program Objectives — Primary Compensation Components” below.
The TSR awards represent 50% of the total long-term incentive awards. TSR awards align pay with performance by providing a cash long-term incentive linked to the Company’s total shareholder return performance relative to the Aerospace and Defense companies in the S&P 1500 over a three-year performance period. The three-year performance period for the 2019 TSR awards concluded on December 31, 2021. Payment for the 2019 awards was made in January 2022 at 130.9% of target. This program and the performance results for the 2019 awards are discussed in more detail under the “Long-Term Incentive Program—2021 Long-Term Incentive Awards” below.
KEY GOVERNANCE POLICIES AND PRACTICES RELATED TO COMPENSATION:
WE DO:
• use an independent compensation consultant selected and hired by the Compensation Committee.
• pay for both corporate and individual performance.
• mitigate compensation risk through oversight and appropriate incentives in our balanced compensation programs.
• maintain equity award agreements that require both consummation of a change in control transaction and termination of employment for accelerated vesting (“double trigger”).
• use limited perquisites.
• conduct an annual Say-on-Pay vote.
• have a clawback policy that is also embedded in our equity incentive plan, our annual incentive plan and our award agreements.
• have an anti-hedging and anti-pledging policy.
• retain meaningful stock ownership guidelines for V2X corporate officers and directors.

•
provide in our equity incentive plan for a minimum vesting period of one year for employee equity grants, and generally provide in our employee award agreements for vesting in equal annual installments over a three-year period for our restricted stock unit and stock option awards.

WE DO NOT:
• reprice stock options.
• guarantee minimum bonus payments.
• provide tax gross-ups for perquisites or in connection with payments made in the event of a change in control; however, tax protection may be provided for costs associated with relocation.
• provide for automatic base salary increases.
• have fixed-term employment arrangements with our NEOs; all of our NEOs are at-will employees.
• provide a traditional pension plan or a supplemental executive retirement plan.
INDIVIDUAL EXECUTIVE POSITIONS
COMPENSATION COMPARISONS

V2X has been an independent, publicly traded company since September 2014. We work towards setting total target compensation for our NEOs to the median of competitive practice, assuming continued performance of the Company and the executive, subject to cost and affordability. The Compensation Committee supports this approach, based on the individual NEO’s experience in their roles, their strong performance and the business conditions impacting the Company. The Compensation Committee, along with its independent compensation consultant, annually reviews current market compensation data for determining the path forward in setting the compensation program.
The Compensation Committee reviewed and assessed the performance of the NEOs for 2021 and will continue to review and assess the performance of the President and Chief Executive Officer and the other officers and authorize compensation actions it believes are appropriate and commensurate with relevant competitive data, the Company’s business environment and the approved compensation program.
INDIVIDUAL EXECUTIVE POSITIONS — 2021 COMPENSATION INFORMATION
For 2021, the Compensation Committee approved base salary increases, effective March 2021, for Messrs. Prow, Hathaway, Boyle and Shreves, and Mses. Lynch and Deagle, pursuant to external market data and an assessment of their performance as described below:
•
Charles L. Prow: An annual base salary increase of 2.5% was approved, bringing his salary to $769,000. Mr. Prow’s total target compensation remained below the median of the market.

•
Susan D. Lynch: An annual base salary increase of 2.5% was approved, bringing her salary to $441,000. Ms. Lynch’s total target compensation remained below the median of the market.

•
Susan L. Deagle: An annual base salary increase of 2.5% was approved, bringing her salary to $410,000. Ms. Deagle’s total target compensation remained slightly above the median of the market.

•
David A. Hathaway: An annual base salary increase of 2.5% was approved, bringing his salary to $410,000. Mr. Hathaway’s total target compensation remained below the median of the market.

•
Kevin T. Boyle: An annual base salary increase of 5.5% was approved, bringing his salary to $395,000. Mr. Boyle’s total target compensation remained below the median of the market.

•
Kenneth W. Shreves: Mr. Shreves received an annual base salary increase of 6.2% in March 2021. In November 2021, the Supply Chain and Enterprise V2X teams were transitioned under Mr. Shreves’s leadership. His base salary was increased to $400,000. Mr. Shreves’s total target compensation moved slightly above the median of the market.

The base salary increases and total compensation, which were approved by the Compensation Committee, were determined following a review of market competitive survey data, as well as the individual’s relevant experience, and to more closely align their compensation with the median of the competitive market and reflect their individual contributions to the Company.
The table below sets out the NEOs’ 2021 target compensation for annual base salary, annual incentive and long-term incentive targets as determined by the Compensation Committee.
2021 BASE SALARY AND TARGET INCENTIVE COMPENSATION
Name and Principal Position	2021 Base Salary ($)	Target 2021 AIP Award (% of Base Salary)(1)	Target 2021 Long-Term Incentive Award ($)
Charles L. Prow President and Chief Executive Officer	769,000	110%	2,100,000
Susan D. Lynch Senior Vice President and Chief Financial Officer	441,000	70%	450,000
Susan L. Deagle Senior Vice President, Growth and Enterprise Operations	410,000	65%	390,000
David A. Hathaway (Former) Senior Vice President, Vectrus Programs	410,000	65%	390,000
Kevin T. Boyle Senior Vice President, Chief Legal Officer and General Counsel	395,000	55%	325,000
Kenneth W. Shreves Senior Vice President, Organic Growth and Operational Enablement	400,000	60%	250,000

(1)
This column reflects the target percentage of base salary approved for each NEO for the 2021 AIP award. The approved AIP formula for 2021 was based on performance measures and goals that would pay 100% of target for 100% achievement of the approved goals.

V2X COMPETITIVE COMPENSATION
In reviewing compensation for the NEOs for the 2021 compensation program, the Compensation Committee used the general industry market data reflected in the 2020 Willis Towers Watson General Industry Executive Compensation Survey — U.S. Report. Data reviewed included competitive market information for each compensation component and total compensation. The Compensation Committee evaluated and determined target and actual compensation provided to each of our NEOs based on a review of the general industry market data, which was adjusted via regression analysis to estimate the competitive market pay levels for a company of our revenue size. In determining executive compensation, the Compensation Committee also considered qualitative information discussed in “Qualitative Considerations” below, individual performance and business conditions in addition to recommendations from V2X’s President and Chief Executive Officer and Senior Vice President and Chief Human Resources Officer.
INDEPENDENT COMPENSATION CONSULTANT
In 2021, the Compensation Committee continued to retain Pay Governance as its independent compensation consultant to assist the Committee in fulfilling its responsibilities under its Charter, the material terms of which are described in this Proxy Statement under “Compensation Committee Responsibilities.” The Compensation Consultant’s engagement leader provided objective expert analyses, assessments, research and recommendations for executive compensation programs, incentives, perquisites and compensation standards. In this capacity, the Compensation Consultant provided services that related solely to work performed for and at the direction of the Compensation Committee, including analysis of material prepared by V2X’s human resources, finance and legal departments for the Compensation Committee’s review. The Compensation Consultant attended each of the six meetings held by the Compensation Committee during 2021 and provided no other services to V2X during 2021 other than those for and at the direction of the Compensation Committee.
During 2021, V2X’s human resources, finance and legal functions supported the work of the Compensation Committee, provided information, answered questions, and responded to requests from the Compensation Consultant.
The Compensation Committee is directly responsible for the appointment, compensation, and oversight of the Compensation Consultant. The Compensation Committee has the sole authority to retain and terminate the services of consultants, including Pay Governance, with respect to compensation matters.
In connection with the engagement of the Compensation Consultant, the Compensation Committee considered various factors bearing on the independence of the Compensation Consultant, including, but not limited to, the following:
•
Provision of other services to V2X by the Compensation Consultant;

•
Business or personal relationships of the Compensation Consultant with members of the Compensation Committee or with executive officers;

•
The Compensation Consultant’s policies and procedures to prevent conflicts of interest;

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Ownership of V2X common stock by the Compensation Consultant’s engagement leader; and

•
The amount of fees received by the Compensation Consultant.

The Compensation Committee affirmatively determined the Compensation Consultant was independent and has no conflicts of interest with the Company or the Board of Directors.
OUR COMPENSATION CYCLE
The Compensation Committee reviews compensation in detail during the first quarter of each year. This review includes:
•
Annual performance reviews for the prior year;

•
Increases in base salary;

•
Annual Incentive Plan (bonus) awards for the prior year and target awards for the current year; and

•
Long-term incentive target awards, including RSUs and TSR awards.

The award date for long-term incentive awards is determined by the Compensation Committee and is typically in March, following the February meeting of the Compensation Committee. Meeting dates for the following year’s regular Board and Committee meetings are scheduled during the prior year. Target TSR awards reflect a three-year performance period beginning on January 1 of the year in which the Compensation Committee approves the award. Participants in the Long-Term Incentive Program receive notification of their awards as soon as reasonably practical after the grant date.

COMPENSATION PROGRAM OBJECTIVES
COMPENSATION OBJECTIVES, PRINCIPLES AND APPROACHES
The V2X compensation program objectives, principles and approaches reflect the Company’s business needs and strategy, as detailed below:
OBJECTIVE	GENERAL PRINCIPLE	APPROACH
Attract, incentivize and retain talented and experienced leaders.	Design an executive compensation program to attract, incentivize and retain high performing executives.
Target total direct compensation approximating the 50th percentile of competitive practice. Review current competitive market compensation to structure movement of NEO compensation toward the competitive median of general industry companies, as adjusted for revenue size.

Align at-risk compensation with corporate and individual performance.	Align the measures of performance in our compensation programs with measures key to the success of our business. If our business succeeds, our shareholders will benefit.	Provide incentive opportunities based on corporate and individual performance to drive shareholder value.
Align at-risk compensation with levels of executive responsibility.	As executives advance in the Company, the leverage of at-risk pay relative to fixed pay increases.	Structure NEO compensation so that a substantial portion of compensation is at risk for executives with greater levels of responsibility.
PRIMARY COMPENSATION COMPONENTS
BASE SALARY — Base salary comprises the fixed component of total compensation for Mr. Prow and the other NEOs. Salary is a competitive component of pay that is aligned with the NEO’s position, experience and criticality of the required competencies. It is not a risk-based element of compensation.
ANNUAL INCENTIVE PLAN (AIP) AWARDS — The Compensation Committee determined that the four corporate metrics noted below would be most closely predictive of optimal operating performance in 2021 for V2X. For 2021, 80% of the awards were based on the achievement of these corporate metrics and 20% of the awards were based on the achievement of individual strategic goals.
EARNINGS PER SHARE (EPS):   This is a market-based metric recognized as a standard by investors and analysts. For 2021 the Compensation Committee used a metric of Adjusted Diluted Earnings per Share, as discussed below.
TOTAL REVENUE:   Revenue reflects successful recognition of contracted revenue, recompetes and emphasis on growth through new revenue streams. Revenue is defined as adjusted revenue as discussed below.
NEW BUSINESS WINS:   Winning new business is a critical focus for our Company. New Business Wins includes any new business contract award notification during the calendar year, recompetes, contract extensions and add-on work to existing contracts.
DAYS SALES OUTSTANDING (DSO):   DSO is an important operating efficiency metric that measures the number of days it takes to turn accounts receivable into cash. DSO is calculated using a five (5) point average of the DSO for Q4 of the prior year and each of the four quarters of the performance year. DSO is defined as adjusted DSO, as discussed below.

INDIVIDUAL STRATEGIC GOALS:   The use of individual goals balances the executive’s shared responsibility to achieve corporate goals with the desire to motivate the executive to achieve goals within the individual’s specific area of responsibility. The individual goals also reinforce the importance of certain key objectives within the individual’s specific area of responsibility and allow the Compensation Committee to differentiate compensation among these executives based on their individual performance. It also strengthens the executive’s accountability. See “Individual Strategic Goals and Results for 2021” below.
The Compensation Committee was responsible for the administration of the AIP for 2021. The Compensation Committee approved an annual incentive plan design for the business as described below.
2021 AIP METRICS	PERFORMANCE PERCENTAGE
Adjusted Diluted Earnings Per Share (EPS)	30%
Adjusted Revenue	10%
New Business Wins (NBW)	20%
Adjusted Days Sales Outstanding (DSO)	20%
Individual Strategic Goals*	20%

(*)
The Compensation Committee did not assign a specific weighting to any of the individual goals, but reviewed each executive’s performance against his or her individual goals in the aggregate.

AIP OPERATIONAL OBJECTIVES
	Adjusted Diluted Earnings Per Share (EPS)*			Adjusted Revenue*			New Business Wins*			Adjusted Days Sales Outstanding (DSO)*			Individual Strategic Goals*
	Threshold	Target	Maximum	Threshold	Target	Maximum	Threshold	Target	Maximum	Threshold	Target	Maximum	Threshold	Target	Maximum
Performance Percentage of Target	87%	100%	114%	92%	100%	110%	23.8%	100%	145.2%	93.3%	100%	200%	0%	100%	200%
Payout Percentage of Target	50%	100%	200%	50%	100%	200%	1%	100%	200%	2%	100%	200%	0%	100%	200%

(*)
For performance results between the minimum and maximum thresholds, the performance percentage achieved for that metric is calculated on a non-linear slope pre-approved by the Compensation Committee for the performance year. Actual results may range from zero to 200% of target.

2021 AIP AWARDS PAID IN 2022
In evaluating the discretionary element of the 2021 Annual Incentive Plan, the Committee first considered and evaluated Mr. Prow’s self-assessment and his detailed assessment of the NEOs’ performance against their individual discretionary goals. In addition, the Committee considered the significant efforts on the part of the management team to deliver the following results:
•
2021 revenue growth of +28% Y/Y to $1,784 million

•
2021 Operating income of $62.0 million; Adjusted EBITDA margin of 4.7%

•
2021 Adjusted diluted EPS for compensation purposes of $3.96

•
Backlog of $5.0 billion, which continues to provide topline visibility

•
Several new wins expanding market and geographic diversity

•
Strong 2021 operating cash flow generation of $61.3M

These results were considered along with each individuals unique contributions to these results. Individual Strategic Goal Achievement resulted in this component award from 22% to 28% of each NEO’s target annual incentive award.
PAY COMPONENT — 2021 ANNUAL INCENTIVE PLAN (AIP)
PERFORMANCE DURING 2021	ACTUAL PAYOUT
• Adjusted Diluted Earnings Per Share = $3.96 (versus the Compensation Committee-approved target of $3.65) (weighted 30%)	The Compensation Committee approved an actual bonus payout of between 140.1% and 146.1% of target. Achievement of financial goals was confirmed by our independent auditor.
• Adjusted Revenue = $1,783.7 million (versus the Compensation Committee-approved target of $1,683.2 million) (weighted 10%)
• New Business Wins = $560.9 million (versus the Compensation Committee-approved target of $210.0 million) (weighted 20%)
• Adjusted Days Sales Outstanding (DSO) = 69.5 (versus the Compensation Committee-approved target of 68.0) (weighted 20%)
• Individual Strategic Goals: As approved by the Compensation Committee (weighted 20%) for the Chief Executive Officer and SVPs.
The performance and payout percentages for each component of the AIP were as follows:
Metric (all $ amounts in millions, except per share data and DSO)	Performance Target at 100.0% Payment and Weighting(1)		2021 Performance	Performance Percentage of Target	Payout Percentage of Target(1)	Weighted Attainment
Adjusted Diluted Earnings Per Share	$3.65	30.0%	$3.96	108.5%	160.7%	48.2%
Adjusted Revenue	$1,683.2	10.0%	$1,783.7	106.0%	158.8%	15.9%
New Business Wins	$210.0	20.0%	$560.9	267.1%	200.0%	40.0%
Adjusted Days Sales Outstanding	68.0	20.0%	69.5	97.8%	70.1%	14.0%
Individual Strategic Goals (discussed below)		20.0%		100.0%		20.0%

(1)
Attainment of all of the 2021 AIP performance goals would result in a payout of 100% of target.

“Adjusted Diluted Earnings Per Share” is a non-GAAP measure and is defined as net income, adjusted to exclude items that may include, but not limited to, other income, significant charges or credits that impact the current results that are not related to our ongoing operations and unusual and infrequent non-operating items or adjustments, such as excluding the impact of acquisitions in the year of the acquisition and the exclusion of Merger and Acquisition costs, integration costs, and pre-operational legal costs divided by the average diluted common shares outstanding, if unplanned.
“Adjusted Revenue” is a non-GAAP measure and is defined as GAAP Revenue, adjusted to exclude the impact of acquisitions in the year of the acquisition, if unplanned.
“Adjusted Days Sales Outstanding” is defined as reported DSO, adjusted to exclude the impact of acquisitions in the year of the acquisition, if unplanned.

Year Ended December 31, 2021
(in millions)	Adjusted Revenue
Reported GAAP Revenue	$1,783.7
Comparable 2021 Performance Revenue	$1,783.7
Year Ended December 31, 2021
(in millions, except for share data)	Adjusted Diluted Earnings Per Share
Reported GAAP Net Income	$45.7
Other Misc Performance Adjustments	$1.1
Comparable Performance Adjusted Net Income	$46.8
Reported GAAP Diluted Earnings Per Share	$3.86
Other Misc Performance Adjustments on an EPS	$0.10
Comparable Performance Earnings Per Share	$3.96
The following table illustrates the calculation of the 2021 AIP awards paid to the NEOs in 2022. (Sum of components may differ from actual award amounts due to rounding.)
Name	Base Salary (a) ($)	Annual Incentive Target as a Percent of Base Salary (b)(1)	Adjusted Diluted Earnings Per Share Percent Achieved	Adjusted Revenue Percent Achieved	New Business Wins Percent Achieved	Adjusted Days Sales Outstanding Percent Achieved	Individual Goals/ Performance Percent Achieved(2)	Approved Total Performance Percent Payout (d)	Actual 2021 AIP Awards (a)x(b)x(d) ($)(3)
Charles L. Prow	769,000	110	48.2	15.9	40.0	14.0	22.0	140.1	1,185,106
Susan D. Lynch	441,000	70	48.2	15.9	40.0	14.0	28.0	146.1	451,011
Susan L. Deagle	410,000	65	48.2	15.9	40.0	14.0	28.0	146.1	389,357
David A. Hathaway	410,000	65	—	—	—	—	—	—	—
Kevin T. Boyle	395,000	55	48.2	15.9	40.0	14.0	24.0	142.1	308,713
Kenneth W. Shreves	400,000	60	48.2	15.9	40.0	14.0	25.0	143.1	343,440

(1)
This column reflects the target percent of base salary approved for each NEO for his or her 2021 annual incentive award. The approved annual incentive plan formula for 2021 was based on performance measures and goals that would pay 100% of target for 100% achievement of the approved goals.

(2)
The Compensation Committee evaluated the extent to which Messrs. Prow, Boyle and Shreves and Mses. Lynch and Deagle achieved their individual strategic goals. See tables below.

(3)
Mr. Hathaway’s employment with the Company ended on September 3, 2021.

Individual Strategic Goals and Results for 2021
Entering into the second year of the COVID-19 pandemic, the Compensation Committee approved a series of discretionary goals that, while some were led by specific executives, required concrete effort and accountability across our entire senior leadership team for execution. These goals are listed below. Mr. Prow’s discretionary goals encompassed all of the items in the table below.

Charles L. Prow
Goal Description
Operate a Global Talent Chain to generate seamless and cost-effective delivery of talent to our programs.
Create a global architecture to provide a consistent geographic strategy driving revenue growth and cost synergy.
Create a Chief Medical Officer function and vaccinate V2X employees.
Mature and evolve our supply chain, operational technology and business partner models to drive revenue and profit.
Penetrate new markets to expand growth opportunities.
Formalize Client Engagement roadmap driving improved relationships, win rates, base expansion, CPAR ratings and award scores.
Harden M&A processes and roadmap to drive better outcomes and identification of assets.
Drive financial model maturation to provide higher value.
Advance our enterprise metrics to improve the operation of our business.
Continually evolve our culture through succession planning, employee engagement, safety, DEI and life support.
Individual Performance Assessment.   In evaluating Mr. Prow’s performance, the Compensation Committee considered the following key factors:
•
Drove total revenue growth of 27.8% and 9.5% organic revenue growth

•
Continued the implementation of our new ERP systems and improved their operational effectiveness.

•
Integrated two acquisitions in 2021 and achieved positive win-rates for organic growth.

•
Developed a detailed long-term profit roadmap to expand margins in 2021 and beyond.

•
Successfully reached full operational capability on the Kuwait and Iraq LOGCAP V task orders and began transition on the LOGCAP V Kwajalein task order despite COVID-19 pandemic-related delays.

•
Started up five other substantive contracts/task orders.

•
Recruited and promoted executive talent, and identified and assessed next generation and emerging talent, with continued focus on the Company’s diversity and professional development initiatives. Expanded our talent across programs and business advisories to drive results.

•
Led succession planning for key positions, promoted from within to lead diversity initiatives, and strengthened employee engagement efforts.

•
Reduced injury frequency and severity rates, demonstrated a strong commitment to leaders in labor and life support programs, and executed COVID-19 response measures.

Susan D. Lynch
Along with driving growth in revenue, profit and EPS and increasing the focus on DSO’s, Ms. Lynch was charged with leading the financial model maturation, driving development and tracking of our progress against our key financial metrics, advancing our enterprise metrics, and continuing the implementation of the ERP system. Her support of our organic and inorganic growth, in addition to our M&A process hardening was also key.
Individual Performance Assessment.   In evaluating Ms. Lynch’s performance, the Compensation Committee considered the following key factors:
•
Successfully grew the level of talent and matured all finance functions from a leadership and personnel depth perspective.

•
Continued the implementation of our new ERP systems and improved their operational effectiveness.

•
Drove cycle time reduction in the close process.

•
Drove both performance and cultural changes in DSO performance.

•
Partnered with operations to execute on a profit roadmap.

•
Executed on acquisition synergies and IT system roadmap.

•
Drove enterprise system enhancements.

•
Drove tax efficiencies.

Susan L. Deagle
Accountable for growth across the enterprise, Ms. Deagle was also instrumental in the development of our global talent chain, strategic development of our global presence, DEI initiatives as the co-chair of our DEI council, and talent development through her support of program teams and succession planning in the field.
Individual Performance Assessment.   In evaluating Ms. Deagle’s performance, the Compensation Committee considered the following key factors:
•
Improved metrics on days-to-hire in both our OCONUS and CONUS business despite COVID-19 challenges domestically and in our host nations.

•
Matured our global business footprint with the development of a business development and business advisory presence in key geographic regions.

•
Refined our M&A processes to improve target identification and due diligence execution.

•
Led the integration of two acquisitions and the achievement of synergies.

•
Improved client engagement strategy, drove above average market win rates and continued to build relationships across the shareholder and investor base.

•
Led the global business architecture strategy development.

Kevin T. Boyle
Mr. Boyle contributed in numerous ways to our success this year, including driving some of our partner-based business models, facility cost savings, hardening of our ethics function, and hardening of the M&A processes from a legal perspective.
Individual Performance Assessment.   In evaluating Mr. Boyle’s performance, the Compensation Committee considered the following key factors:
•
Led a cost reduction effort to relocate our Northern Virginia offices to a more central and advantageous location.

•
Expanded the legal team talent and expertise.

•
Led legal M&A due diligence.

•
Completed roll out of upgraded, scalable and proactive ethics and compliance program.

•
Sustained achievement of our goals related to culture overall.

Kenneth W. Shreves
Mr. Shreves is a key contributor to our organic enterprise growth. He has built a strong team responsible for identifying new business, establishing relationships and supporting base expansion efforts.
Individual Performance Assessment.   In evaluating Mr. Shreves’s performance, the Compensation Committee considered the following key factors:
•
Continued organic growth, driving revenue growth rate across the board.

•
Fostering of new markets and new clients and partners from the Zenetex acquisition, resulting in continued wins and partnering opportunities accessing the aviation MRO opportunity set.

•
Client mapping and relationship development, including adding talent across the team to drive increased customer touchpoints and intimacy.

•
Key contributions to our base expansion strategies and results.

•
Leadership of key initiatives such as supply chain and enterprise V2X, and the business models that accompany these initiatives.

LONG-TERM INCENTIVE PROGRAM
2021 LONG-TERM INCENTIVE AWARDS
Long-term incentive awards are intended to directly tie long-term compensation to long-term value creation and shareholder return. The 2021 long-term incentive program provided for a combination of TSR awards and RSUs to comprise the total long-term incentive award for each NEO. These components are incentives for absolute stock price performance and appreciation as well as TSR performance relative to the specific group of companies referenced below. The Compensation Committee set vesting terms for RSUs based on the Compensation Consultant’s review and guidance regarding current competitive practice and its assessment of appropriate vesting terms and conditions for V2X. In determining the total long-term incentive award for each NEO, the Committee also considered individual performance.
The Compensation Committee weighted the 2021 long-term incentive awards as follows: 50.0% for TSR and 50.0% for RSUs.
The 2021 long-term incentive awards for all NEOs were granted on March 4, 2021. A valuation based on the grant date was used to determine the number of RSUs granted pursuant to this allocation. The number of RSUs granted on March 4, 2021 was based on $58.28, the closing price of V2X common stock on the grant date.
The following table sets forth the value of 2021 long-term incentive award amounts for the NEOs granted during 2021, as determined by the Compensation Committee.
Name	Restricted Stock Unit Award Value ($)	Restricted Stock Unit Awards (# of Units)	Relative Total Shareholder Return Target Award ($)
	Represents 50% of total award value		Represents 50% of total award value
Charles L. Prow	1,050,000	18,016	1,050,000
Susan D. Lynch	225,000	3,861	225,000
Susan L. Deagle	195,000	3,346	195,000
David A. Hathaway	195,000	3,346	195,000
Kevin T. Boyle	162,500	2,788	162,500
Kenneth W. Shreves	125,000	2,145	125,000
RESTRICTED STOCK UNIT COMPONENT
The Compensation Committee reviewed all proposed grants of RSUs to NEOs prior to their award, including awards based on performance, retention-based awards and awards contemplated for new employees as part of employment offers. Grants of RSUs provide executives with stock ownership of unrestricted shares after the restrictions lapse. NEOs were granted RSU awards because, in the judgment of the Compensation Committee and based on management’s recommendations, these individuals were in positions most likely to assist in the achievement of the Company’s long-term value creation goals and to create increased shareholder value over time. RSUs granted in 2021 vest in one-third annual installments on the first, second and third anniversaries of the grant date.
RELATIVE TOTAL SHAREHOLDER RETURN (TSR) AWARD COMPONENT
The TSR performance design for 2021—2023 compares the Company’s TSR performance relative to the TSR performance of the Aerospace and Defense companies in the S&P 1500 Index. In designing the program, the Compensation Committee determined that this would be an appropriate index for V2X to be measured against for relative total shareholder return performance. The Compensation Committee also determined to measure performance in a balanced manner with the following four performance periods weighted equally at 25%:
January 1, 2021 through December 31, 2021;
January 1, 2022 through December 31, 2022;
January 1, 2023 through December 31, 2023; and
January 1, 2021 through December 31, 2023.
The actual award payout factor will be determined based on the average of the payout factors for each of the four performance periods, determined as follows:
If the Company’s TSR performance relative to that of the Aerospace and Defense companies in the S&P 1500 Index is:	The Payout Factor is:
Less than the 35th percentile	0%
At the 35th percentile	50%
At the 50th percentile	100%
At the 80th percentile	200%
Actual results between the 35th percentile and the 80th percentile will be interpolated.
The potential award payout is capped at 200% of the target award as the Compensation Committee believes that having a cap helps mitigate excessive or inappropriate risk-taking.
V2X TOTAL SHAREHOLDER RETURN AWARDS GRANTED IN 2019
The Compensation Committee approved and granted the 2019 TSR awards in March 2019. The awards were subject to a three-year performance period beginning January 1, 2019 through December 31, 2021 and measured in four individual periods, weighted equally, as follows: January 1, 2019 – December 31, 2019; January 1, 2020 – December 31, 2020; January 1, 2021 – December 31, 2021; and January 1, 2019 –  December 31, 2021.
Following the end of the three-year performance period, V2X TSR performance was calculated for each of the four individual periods, relative to the Aerospace and Defense companies in the S&P 1500. Results are indicated below:
Individual Performance Period	V2X Percentile—Performance vs. Aerospace & Defense Companies in the S&P 1500*	Payout Factor
January 1, 2019 – December 31, 2019	100.0 percentile	200.0%
January 1, 2020 – December 31, 2020	57.1 percentile	123.7%
January 1, 2021 – December 31, 2021	15.0 percentile	0.0%
January 1, 2019 – December 31, 2021	85.0 percentile	200.0%
Average Payout Factor:		130.9%

(*)
Performance below the 35th percentile rank versus the Aerospace and Defense companies in the S&P 1500 Index results in a 0% Payout Factor for the applicable performance period. Payout percentages for performance between the 35th and 80th percentile rank are interpolated.

Following certification of V2X performance for the 2019 TSR awards, the Compensation Committee approved payouts in January 2022 at 130.9% of the target award. Payments in January 2022 to the NEOs were as follows:
Name	2019 Target Award ($)	Payout at 130.9% ($)
Charles L. Prow	800,000	1,047,200
Susan D. Lynch	225,000	294,525
Susan L. Deagle	125,000	163,625
David A. Hathaway	125,000	—
Kevin T. Boyle	125,000	163,625
Kenneth W. Shreves	80,000	104,720
Mr. Hathaway did not receive a 2019 TSR award payout because his employment with the Company ended on September 3, 2021. TSR awards are discussed in more detail above at “Relative Total Shareholder Return (TSR) Award Component.”

POST-EMPLOYMENT COMPENSATION
The V2X 401(k) employer match contribution is 50% up to 8% of employee-elected deferrals based upon annual base compensation. All contributions are 100% vested.
V2X also established and maintains a non-qualified, unfunded Vectrus Systems Corporation Excess Savings Plan to provide key employees an opportunity to earn benefits in excess of the benefits that may be earned under the Vectrus 401(k) Plan. This plan is discussed in more detail in “Non-qualified Deferred Compensation for 2021” below.
SEVERANCE PLAN ARRANGEMENTS
The plans discussed below are described in more detail in “Payments Upon Termination or Change in Control.” The severance plans apply to key V2X employees as defined by Section 409A. The V2X severance plan arrangements are not considered in determining other elements of compensation. All of the V2X NEOs were covered under the Senior Executive Severance Play Plan and the Special Senior Executive Severance Pay Plan.
SENIOR EXECUTIVE SEVERANCE PAY PLAN
The purpose of this plan is to provide a period of transition for senior executives. Senior executives who are U.S. citizens or who are employed in the United States are covered by this plan. The plan generally provides for severance payments if the Company terminates a senior executive’s employment without cause.
The exceptions to severance payments are:
•
the executive terminates his or her own employment;

•
the executive’s employment is terminated for cause; or

•
if the executive accepts employment or refuses comparable employment with a purchaser in a divestiture situation.

No severance is provided for termination for cause because the Company believes employees terminated for cause should not receive additional compensation. No severance is provided where an executive accepts or refuses comparable employment in a divestiture situation because the executive had the opportunity to receive employment income from another party under comparable circumstances. All of the NEOs are covered under this plan.
SPECIAL SENIOR EXECUTIVE SEVERANCE PAY PLAN
The purpose of this plan is to provide compensation in the case of termination of employment in connection with an Acceleration Event (defined in “Payments Upon Termination or Change in Control”). The provisions of this plan are specifically designed to address the inability of senior executives to influence the Company’s future performance after certain change in control events. The plan is structured to encourage executives to act in the best interests of shareholders by providing for certain compensation and retention benefits and payments, including change in control provisions, in the case of an Acceleration Event.
The purposes of these provisions are to:
•
provide for continuing cohesive operations as executives evaluate a transaction, which, without change in control protection, could be personally adverse to the executive;
•
keep executives focused on preserving value for shareholders;

•
retain key talent in the face of potential transactions; and

•
attract talented employees in the competitive marketplace.

As discussed above, this plan provides severance benefits for covered executives, including any NEO whose employment was terminated by the Company without cause, or where the covered executive terminated his or her employment for good reason within two years after the occurrence of an acceleration event as described below (including a termination due to death or disability) or if during the two-year period following an Acceleration Event, the covered executive had grounds to resign with good reason or the covered executive’s employment was terminated in contemplation of an Acceleration Event that ultimately occurred.
The plan is designed to put the executive in the same position, from a compensation and benefits standpoint, as he or she would have been in without the Acceleration Event. With respect to incentive plan awards, since the executive would no longer have the ability to influence the corporate objectives upon which the awards were based, the plan provides that any AIP awards be paid to the executive at target.
CHANGE IN CONTROL ARRANGEMENTS
As described more fully in “Payments Upon Termination or Change in Control,” the Compensation Committee has provided for treatment of short-term and long-term incentive plans, severance arrangements and the excess savings plan upon a change in control.
EMPLOYEE BENEFITS AND PERQUISITES
V2X executives are eligible to participate in V2X’s broad-based employee benefits programs, including medical, dental, vision coverage, and other specified benefit plans according to the plan documents.
PERQUISITES FOR NEOs
V2X provides only those perquisites that it considers to be reasonable and consistent with competitive practice. The Compensation Committee continues to review benefits and perquisites to assure they are reasonable and consistent with competitive practice.
OTHER CONSIDERATIONS AND POLICIES
CLAWBACK POLICY
The Board of Directors has adopted a clawback policy to provide for recoupment of performance-based compensation if the Board of Directors determines that a senior executive has engaged in fraud or willful misconduct. This would include annual cash incentive and bonus awards and all forms of equity-based compensation to the extent such awards are performance-based. If, in the Board of Directors’ view, the compensation related to V2X’s financial performance would have been lower if it had been based on the restated results, the Board of Directors will, to the extent permitted by applicable law, seek recoupment from that senior executive of any portion of such compensation as it deems appropriate after a review of all relevant facts and circumstances. The NEOs, Senior Vice Presidents, Corporate Vice Presidents, executives who are direct reports to the President and CEO and their direct reports are covered by this policy.
EQUITY GRANT POLICY — CONSIDERATION OF MATERIAL NON-PUBLIC INFORMATION
V2X equity-based awards granted to NEOs, senior and other executives, and equity-based awards granted to Directors, are awarded and priced on the same date as the approval date or a subsequent date approved by the Compensation Committee for administrative reasons. V2X may also make equity-based grants in the case of the promotion of an existing employee or hiring of a new employee. These grants may be made at a time V2X is in possession of material non-public information related to the promotion or the hiring of a new employee or other matters. V2X does not time its release of material non-public information for the purpose of affecting the value of executive compensation, and executive compensation decisions are not timed to the release of material non-public information.
CONSIDERATION OF TAX AND ACCOUNTING IMPACTS
Section 162(m) — Section 162(m) of the Code as in effect prior to the enactment of the Tax Act in December 2017 placed a limit of $1,000,000 on the amount of compensation that V2X could deduct in any one year with respect to its “covered employees,” which consisted of its Chief Executive Officer and the three other highest-paid NEOs, other than the Chief Financial Officer. There was an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements.

The Tax Act retained the $1,000,000 deduction limit, but repealed the performance-based compensation exemption from the deduction limit and expanded the definition of “covered employees,” effective for taxable years beginning after December 31, 2017. Consequently, compensation paid in 2018 and later years to NEOs in excess of $1,000,000 is not deductible unless it qualifies for transitional relief applicable to certain binding, written performance-based compensation arrangements that were in place as of November 2, 2017.
The Compensation Committee generally intends to continue to comply with the requirements of Section 162(m) as it existed prior to the Tax Act with respect to performance-based compensation in excess of $1,000,000 payable under outstanding awards granted before November 2, 2017 under our 2014 Plan in order to qualify them for the transitional relief. However, no assurance can be given that the compensation associated with these awards will qualify for the transitional relief, due to ambiguities and uncertainties as to the application and interpretation of the revised Section 162(m) and the related requirements for transitional relief.
Section 409A — V2X plans are intended to comply with Section 409A of the Code, to the extent applicable. While V2X endeavors to comply with other applicable sections of the Code with respect to compensation, the Compensation Committee did not consider other tax implications when designing V2X’s compensation programs.
Excise Taxes — V2X provides “best-net” provisions with respect to any excise tax triggered by a change-in-control. Under these provisions, if payments triggered by a change-in-control would be subject to an excise tax, then either payments would be reduced by the amount needed to avoid triggering the tax, or no reduction of payments would occur, depending on which alternative left the executive in the better after-tax position.
POLICY AGAINST HEDGING, PLEDGING, SPECULATION IN COMPANY STOCK AND INSIDER TRADING
V2X has a policy that prohibits employees and Directors from taking advantage of, disclosing, or using any confidential information for the purpose of personal gain, including buying, selling, or trading in any V2X security. The policy includes prohibitions for Corporate Vice Presidents and above against hedging or pledging V2X securities, speculation or other investments where the shareowner’s economic interest is disassociated from share ownership. These prohibited transactions encompass the purchase of financial instruments, including short sales, forward contracts, equity swaps, collars, puts, calls or other derivative securities that are speculative in nature or designed to hedge or offset a decrease in market value of any V2X security (other than exercises of Company granted stock options). The Board of Directors has adopted a parallel policy that applies to Directors. In addition, Directors must receive specific written approval prior to entering into any transaction involving V2X securities. Directors and Corporate Vice Presidents and above also annually receive specific instructions with respect to trading in equity securities of V2X to ensure compliance with the Company’s hedging, pledging, speculation and insider trading policies.
BUSINESS RISK AND COMPENSATION
Compensation across the enterprise is structured so that unnecessary or excessive risk-taking behavior is discouraged. Total compensation for senior officers is heavily weighted toward long-term compensation consistent with the V2X compensation philosophy, which is focused on long-term value creation. This focus on long-term compensation discourages behaviors that encourage short-term risks. The President and Chief Executive Officer and the Senior Vice President and Chief Financial Officer attend those portions of the Compensation Committee meetings at which plan features and design configurations of annual and long-term incentive plans are considered and approved. Overall enterprise risk is reviewed and considered at the Committee and Board meetings, providing additional important information to the Compensation Committee.
V2X management recently conducted a risk assessment of our compensation policies and programs, including our executive compensation programs. This risk assessment is conducted annually. V2X management reviewed and discussed the findings of the assessment with the Compensation Committee and the full Board of Directors which concluded that our compensation programs are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive risk-taking behavior. As a result, we do not believe that risks relating to our compensation programs are reasonably likely to have a material adverse effect on the Company. The Compensation Committee reviewed management’s summary on the review and assessment of such compensation programs and approved these conclusions.
The Compensation Committee considered risk implications of our compensation programs during its deliberations on the design of our 2021 executive compensation programs, with the goal of appropriately balancing short-term and long-term performance.

The following table summarizes representative V2X compensation components or policies and relevant risk mitigation factors:
RISK ASSESSMENT ACROSS THE ENTERPRISE
V2X COMPENSATION COMPONENT OR POLICY	RISK MITIGATION FACTOR
Base Salary	Based on market rates. Provides stability and minimizes risk-taking incentives.
Annual Incentive Plan	• AIP design emphasizes overall performance and collaboration across the enterprise.
• AIP components focus on metrics that encourage operating performance and that differ from those used for long-term incentive awards.
• Individual AIP components and total AIP awards are capped.
• Payments are made only after external audit review and Compensation Committee certification of performance to metrics and approval of the payments.
Long-Term Incentive Awards — RSUs	RSUs vest annually in one-third increments over a three-year period.
— Total Shareholder Return Awards
TSR awards are based on relative share price performance over four separate periods (e.g., 2021, 2022, 2023 and 2021-2023) during a three-year cycle and encourage behaviors focused on long-term goals, while discouraging behaviors focused on short-term risks. Relative TSR is a different metric from those used for AIP awards.

Perquisites	Limited perquisites are based on competitive market data. See “Employee Benefits and Perquisites — Perquisites for the NEOs” above.
Severance	Severance plans are maintained by the Company in the event of termination without cause or in certain circumstances following a change in control of the Company.
Clawback Policy	Provides mechanism for senior executive compensation recapture in certain situations involving fraud or willful misconduct.
Officer Share Ownership Guidelines
V2X officers are required to own V2X shares or share equivalents up to 5X base salary, depending on the level of the officer. Share ownership guidelines are designed to align executive and shareholder interests and discourage executives from focusing on short-term results without regard to longer-term consequences.

Prohibition Against Pledging or Hedging or Speculation in V2X Securities
V2X policy prohibits Directors and Corporate Vice Presidents and above from pledging or hedging or speculative trading in and out of V2X securities, including short sales, forward contracts, equity swaps, collars, puts, calls or other derivative securities that are speculative in nature or designed to hedge or offset a decrease in market value of any V2X security (other than exercises of Company granted stock options).

Change in Control	Under the 2014 Plan and award agreements, a double trigger requires both consummation of the transaction and a qualifying termination for accelerated vesting of outstanding long-term incentive grants.
Pension Plans	V2X does not provide a traditional pension plan or supplemental executive retirement plan.

COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table summarizes the compensation of our NEOs for 2019, 2020 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)(b)	Non- equity Incentive Plan Compensation ($)(c)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)(d)	All Other Compensation ($)(e)	Total ($)
Charles L. Prow President and Chief Executive Officer	2021	764,619	—	2,099,972	—	1,185,106	—	33,844	4,083,541
	2020	738,467	—	1,900,019	—	769,400	—	33,371	3,441,257
	2019	700,003	—	1,599,994	—	645,300	—	102,766	3,048,063
Susan D. Lynch Senior Vice President and Chief Financial Officer(f)	2021	438,452	—	450,019	—	451,011	—	17,393	1,356,875
	2020	429,916	—	449,985	—	273,100	—	17,684	1,170,685
	2019	168,700	—	450,001	—	93,000	—	819	712,520
Susan L. Deagle Senior Vice President, Growth and Enterprise Operations	2021	407,691	—	390,005	—	389,357	—	15,769	1,202,822
	2020	393,088	—	350,012	—	234,500	—	15,261	992,861
	2019	362,336	—	249,996	—	195,000	—	13,656	820,988
David A. Hathaway(g) (Former) Senior Vice President, Vectrus Programs	2021	313,145	—	390,005	—	—	—	8,564	711,714
	2020	394,038	—	350,012	—	234,500	—	15,124	993,674
	2019	372,394		249,996	—	172,500	—	13,898	808,788
Kevin T. Boyle Senior Vice President, Chief Legal Officer and General Counsel	2021	390,186	—	324,985	—	308,713	—	13,437	1,037,321
	2020	372,043	—	300,025	—	201,000	—	14,239	887,307
	2019	365,019	—	249,996	—	184,300	—	11,012	810,327
Kenneth W. Shreves Senior Vice President, Organic Growth and Operational Enablement(h)	2021	330,430	—	250,011	—	343,440	—	13,368	937,249
	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—

(a)
Amounts in this column include the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for target TSR awards and RSUs. The assumptions used in calculating these amounts are incorporated herein by reference to Note 16 to the consolidated financial statements in the V2X Form 10-K for the year ended December 31, 2021. For the maximum value of TSR awards, see the table in “Grants of Plan-Based Awards in 2021.”

(b)
Amounts in this column represent the aggregate grant date fair value of option grants. No stock option grants were awarded in 2019, 2020 and 2021.

(c)
Amounts in this column reflect the AIP awards that were earned for the applicable performance year.

(d)
V2X does not have a traditional pension plan; therefore, no values are reported.

(e)
Amounts in this column represent items specified in the All Other Compensation table below.

(f)
Ms. Lynch joined the Company in August 2019.

(g)
Mr. Hathaway’s employment with the Company ended on September 3, 2021.

(h)
Mr. Shreves was recognized as an NEO in 2021.

ALL OTHER COMPENSATION TABLE
Name	Year	Perquisites(a) ($)	Tax Reimbursements(b) ($)	Excess Savings Plan Contributions(c) ($)	401(k) Matching Contributions(d) ($)	Other(e) ($)	Total All Other Compensation ($)
Charles L. Prow	2021	—	—	18,985	10,838	4,021	33,844
Susan D. Lynch	2021	—	—	5,938	8,617	2,838	17,393
Susan L. Deagle	2021	—	—	4,708	10,150	911	15,769
David A. Hathaway	2021	—	—	315	6,975	1,274	8,564
Kevin T. Boyle	2021	—	—	4,007	8,564	866	13,437
Kenneth W. Shreves	2021	—	—	1,617	10,419	1,332	13,368

(a)
The amounts in this column represent perquisite payments. No payments made to NEOs in 2021.

(b)
The amounts in this column represent tax reimbursement payments. No payments made to NEOs in 2021.

(c)
Contributions to the Vectrus Systems Corporation Excess Savings Plan are unfunded and earnings are credited at the same rate as the Stable Value Fund available to participants in the Vectrus 401(k) Plan.

(d)
Amounts represent matching contributions during 2021 in the Vectrus 401(k) Plan, as follows: Mr. Prow (Company match $10,838, met IRS limit on employee deferral); Ms. Lynch (Company match $8,617, did not meet IRS limit on employee deferral); Ms. Deagle (Company match $10,150, met IRS limit on employee deferral); Mr. Hathaway (Company match $6,975, did not meet IRS limit on employee deferral); Mr. Boyle (Company match $8,564, did not meet IRS limit on employee deferral); and Mr. Shreves (Company match $10,419, met IRS limit on employee deferral).

(e)
Amounts represent taxable group term life insurance premiums paid for each NEO.

CEO PAY RATIO
In accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to calculate and report an estimate of the ratio of the total compensation of our CEO to the total compensation of our median employee. The intended purpose of the disclosure is to provide a reasonable measure of the relationship of pay between the CEO and the median paid employee. His compensation is discussed in detail in “Individual Executive Positions — 2021 Compensation Information” earlier in this Proxy Statement. The Company believes its compensation philosophy and process represent a responsible approach toward CEO pay. The required disclosure is presented as follows:
Median Employee Total Annual Compensation:	$71,251
CEO Total Annual Compensation:	$4,083,541
Ratio of CEO Pay to Median Employee Compensation:	57.3 to 1.0
In determining the median employee, the Company prepared a listing of all employees as of October 31, 2021. This includes U.S. and non-U.S. employees who were full-time, part-time or temporary employees and those on an approved leave of absence. Approximately 6,100 subcontract employees were excluded from the analysis because their compensation is determined by unaffiliated third parties. The data examined were W-2 wages or foreign equivalent compensation paid from November 1, 2020 through October 31, 2021. The median was calculated directly from the arrayed data using taxable wages as the chosen consistently applied compensation measure (“CACM”). Once the median employee was determined, annual total compensation was calculated for that individual using the Summary Compensation Table rules for both the CEO and the median employee. As of October 31, 2021, the Company employed approximately 8,100 persons, excluding the CEO.

GRANTS OF PLAN-BASED AWARDS IN 2021
The following table summarizes awards made to our NEOs during the year ended December 31, 2021. Grants made to NEOs during 2021 were made under the 2014 Plan. The table includes the grant date for equity-based awards, the estimated future payouts under non-equity incentive plan awards (which consist of potential payouts for 2021 under the AIP), and estimated future payouts under the long-term incentive awards, which consist of potential payouts related to the TSR awards granted in 2021 for the 2021 – 2023 performance period. The table also provides the number of shares underlying all other stock awards, which consist of RSU awards, and the grant date fair value of each equity award computed under FASB ASC Topic 718.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Charles L. Prow		422,950	845,900	1,691,800
	1/1/2021				525,000	1,050,000	2,100,000
	3/4/2021							18,016			1,049,972
Susan D. Lynch		154,350	308,700	617,400
	1/1/2021				112,500	225,000	450,000
	3/4/2021							3,861			225,019
Susan L. Deagle		133,250	266,500	533,000
	1/1/2021				97,500	195,000	390,000
	3/4/2021							3,346			195,005
David A. Hathaway		133,250	266,500	533,000
	1/1/2021				97,500	195,000	390,000
	3/4/2021							3,346			195,005
Kevin T. Boyle		108,625	217,250	434,500
	1/1/2021				81,250	162,500	325,000
	3/4/2021							2,788			162,485
Kenneth W. Shreves		120,000	240,000	480,000
	1/1/2021				62,500	125,000	250,000
	3/4/2021							2,145			125,011

(1)
Amounts reflect the threshold, target, and maximum payment levels for commensurate performance under the AIP described above in “Compensation Discussion and Analysis — Compensation Program Objectives” if certain performance metrics are met. These potential payments are based on achievement of specific performance metrics and individual goals and are completely at risk. The target award is computed based upon the applicable range of net estimated payments denominated in dollars where the target award is equal to 100% of the award potential, the threshold is equal to 50% of target and the maximum is equal to 200% of target. The approved AIP formula for 2021 was based on performance measures and totals that would pay 100% of target for 100% achievement of the approved goals. Actual AIP awards for 2021 are shown in the Summary Compensation Table.

(2)
Amounts reflect the threshold, target, and maximum payment levels, respectively, which are denominated in dollars, if an award payout is achieved under the Company’s 2021 TSR awards. The 2021 TSR awards are subject to a three-year performance period from January 1, 2021 to December 31, 2023. The potential payments are based on achievement of specific approved performance as further described above in “Compensation Discussion and Analysis — Long-Term Incentive Program — Relative Total Shareholder Return (TSR) Award Component.” TSR awards are completely at-risk compensation and payments, if any, are made in cash after the end of the performance period. The target amount shown is the grant date fair value.

(3)
Amounts reflect the number of RSUs granted in 2021 to the NEOs. RSUs granted to NEOs vest in one-third annual installments on the first, second and third anniversaries of the grant date. The number of shares underlying the RSU awards granted on March 4, 2021 were determined based on $58.28, the closing price of V2X common stock on March 4, 2021. During the restriction period, holders of RSUs do not have voting rights.

(4)
Stock options were not granted in 2021.

(5)
Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for equity awards granted to the NEOs in 2021.

SPECIAL COMPENSATION
ARRANGEMENTS
CHARLES L. PROW EMPLOYMENT LETTER AND OTHER MATTERS
On November 30, 2016, V2X and Charles L. Prow entered into an employment letter (the “Prow Employment Letter”) setting forth the terms and conditions of his employment as President and Chief Executive Officer of the Company. The material terms of the Prow Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Mr. Prow’s initial base salary was $600,000.

b.
2017 Target Annual Incentive. Mr. Prow is eligible to participate in the Company’s Annual Incentive Plan with a target award of 100% of his annual base salary, starting in 2017.

c.
Long-Term Incentives. Mr. Prow is eligible for annual long-term incentive awards with an aggregate long-term incentive target for 2017 of $900,000 under the Company’s Long-Term Incentive Program, subject to approval by the Compensation Committee. It was anticipated that fifty percent (50%) of his 2017 long-term incentive award would be in the form of a cash incentive opportunity tied to relative total shareholder return; thirty percent (30%) would be in the form of time-vesting RSUs; and twenty percent (20%) would be in the form of time-vesting non-qualified stock options. In addition, as a one-time incentive, on December 8, 2016, he received a special RSU grant valued at $600,000 with annual vesting over three years.

d.
Other Benefit Programs. Mr. Prow is eligible to participate in the Company’s compensation and benefit plans, policies and arrangements that are applicable to other executives, including the Company’s Senior Executive Severance Pay Plan and Special Senior Executive Severance Pay Plan. Mr. Prow is an at-will employee.

SUSAN L. DEAGLE EMPLOYMENT LETTER
On March 13, 2017, V2X and Ms. Deagle entered into an employment letter (the “Deagle
Employment Letter”) setting forth the terms and conditions of her employment as Senior Vice President and Chief Growth Officer of the Company. Ms. Deagle joined the Company on May 1, 2017. The material terms of the Deagle Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Ms. Deagle’s initial base salary was $300,019.

b.
Cash Sign-on Payment. Ms. Deagle received a cash sign-on payment (for equity that she forfeited at her then-current employer) of $75,000, subject to repayment (net of taxes) if Ms. Deagle voluntarily terminated her employment within one year of her start date.

c.
2017 Target Annual Incentive. Ms. Deagle is eligible to participate in the Company’s Annual Incentive Plan. She was eligible for a target award of 50% of her annual base salary in 2017, and the award was prorated based on the number of months worked in 2017.

d.
Long-Term Incentives. Ms. Deagle is eligible to participate in the Company’s Long-Term Incentive Program, subject to approval of her awards by the Compensation Committee. For 2017, she was recommended for a total target award of $250,000, comprised of 50% in the form of a cash target related to relative total shareholder return (subject to a three-year performance period beginning January 1, 2017 through December 31, 2019), 20% in non-qualified stock options and 30% in RSUs. The options and RSUs will vest in one-third installments on the first, second and third anniversaries of the grant date.

e.
Other Benefit Programs. Ms. Deagle is eligible to participate in the Company’s benefit plans that are applicable to other employees.

DAVID A. HATHAWAY EMPLOYMENT LETTER AND OTHER MATTERS
On September 4, 2017, V2X and Mr. Hathaway (currently our Senior Vice President, Programs) entered into an employment letter (the “Hathaway Employment Letter”) setting forth the terms and conditions of his employment as Senior Vice President, Information Technology & Network

Communications Services of the Company. Mr. Hathaway joined the Company on October 10, 2017. The material terms of the Hathaway Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Mr. Hathaway’s initial base salary was $365,019.

b.
Cash Sign-on Payment. Mr. Hathaway was eligible for and paid a cash sign-on payment of $130,000 as recognition of the annual bonus forfeited from his previous employer, subject to repayment (net of taxes) if Mr. Hathaway voluntarily terminated his employment within one year of his start date.

c.
Restricted Stock Units. Mr. Hathaway received an award of RSUs valued at $60,000, which was intended to replace equity at his then-current employer, which was scheduled to vest in 2018. The RSUs were granted five business days following his date of hire and will vest in one-third annual installments on the first, second and third anniversaries of the grant date.

d.
2017 Target Annual Incentive. Mr. Hathaway is eligible to participate in the Company’s Annual Incentive Plan. He was eligible for a target award of 55% of his annual base salary for 2017 and the award was prorated based on the number of months worked in 2017.

e.
Additional Cash Payment. Mr. Hathaway received a lump sum payment of $50,000 structured over a two-year period. $25,000 was paid within one month of his date of hire and the remaining $25,000 was paid on or about his one year anniversary with the Company. The payment was subject to repayment (net of taxes) if Mr. Hathaway voluntarily terminated his employment within one year of his start date.

f.
Long-Term Incentives. Mr. Hathaway is eligible to participate in the Company’s Long-Term Incentive Program, subject to approval of his awards by the Compensation Committee. For 2017, he was recommended for a total target award of $250,000, comprised of 50% in the form of a cash target related to relative total shareholder return (subject to a three-year performance period beginning January 1, 2017 through December 31, 2019), 20% in non-qualified stock options and 30% in RSUs. The options and RSUs will vest in one-third installments on the first, second and third anniversaries of the grant date.

g.
Benefit Programs. Mr. Hathaway is eligible to participate in the Company’s benefit plans that are applicable to other employees.

KEVIN T. BOYLE EMPLOYMENT LETTER AND OTHER MATTERS
On October 3, 2018, V2X and Mr. Boyle entered into an employment letter (the “Boyle Employment Letter”) setting forth the terms and conditions of his employment as Senior Vice President, Chief Legal Officer and General Counsel of the Company. Mr. Boyle joined the Company on October 15, 2018. The material terms of the Boyle Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Mr. Boyle’s initial base salary was $365,019.

b.
2018 Target Annual Incentive. Mr. Boyle is eligible to participate in the Company’s Annual Incentive Plan. He was eligible for a target award of 55% of his annual base salary for 2018 and the award was prorated based on the number of months worked in 2018.

c.
Long-Term Incentives. Mr. Boyle is eligible to participate in the Company’s Long-Term Incentive Program, subject to approval of his awards by the Compensation Committee. For 2018, he was recommended for a total target award of $250,000, comprised of 50% in the form of a cash target based on the Company’s relative total shareholder return performance (subject to a three-year performance period beginning January 1, 2018 through December 31, 2020) and 50% in the form of restricted stock units that will vest in one third-installments on the first, second and third anniversaries of the grant date.

d.
Benefit Programs. Mr. Boyle is eligible to participate in the Company’s benefit plans that are applicable to other employees.

SUSAN D. LYNCH EMPLOYMENT LETTER AND OTHER MATTERS
On July 7, 2019, V2X and Ms. Lynch entered into an employment letter (the “Lynch Employment Letter”) setting forth the terms and conditions of her employment. Ms. Lynch was appointed Senior Vice President and Chief Financial Officer of the Company effective August 8, 2019. The material terms of the Lynch Employment Letter are set forth below.

1.
Compensation and Benefits.

a.
Annual Base Salary. Ms. Lynch’s initial base salary was $430,019.

b.
2019 Target Annual Incentive. Ms. Lynch is eligible to participate in the Company’s Annual Incentive Plan. She was eligible for a target award of 65% of her annual base salary for 2019 and the award was prorated based on the number of months worked in 2019.

c.
Long-Term Incentives. Ms. Lynch is eligible to participate in the Company’s Long-Term Incentive Program, subject to approval of her awards by the Compensation Committee. For 2019, she was recommended for a total target award of $450,000, comprised of 50% in the form of a cash target based on the Company’s relative total shareholder return performance (subject to a three-year performance period beginning January 1, 2019 through December 31, 2021) and 50% in the form of restricted stock units that will vest in one third-installments on the first, second and third anniversaries of the grant date.

d.
Benefit Programs. Ms. Lynch is eligible to participate in the Company’s benefit plans that are applicable to other employees.

KENNETH W. SHREVES EMPLOYMENT LETTER AND OTHER MATTERS
On October 1, 2017, V2X and Mr. Shreves entered into an employment letter (the “Shreves
Employment Letter”) setting forth the terms and conditions of his employment as Vice President, Business Development for Facilities of the Company. Mr. Shreves joined the Company on October 23, 2017. The material terms of the Shreves Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Mr. Shreves’s initial base salary was $250,016.

b.
2017 Target Annual Incentive. Mr. Shreves is eligible to participate in the Company’s Annual Incentive Plan. He was eligible for a target award of 40% of his annual base salary in 2017, and the award was prorated based on the number of months worked in 2017.

c.
Long-Term Incentives. Mr. Shreves is eligible to participate in the Company’s Long-Term Incentive Program, subject to approval of his awards by the Compensation Committee. For 2018, he was recommended for a total target award of $145,000, comprised of 50% in the form of a cash target related to relative total shareholder return (subject to a three-year performance period beginning January 1, 2018 through December 31, 2020) and 50% in RSUs. The RSUs will vest in one-third installments on the first, second and third anniversaries of the grant date.

d.
Other Benefit Programs. Mr. Shreves is eligible to participate in the Company’s benefit plans that are applicable to other employees.

OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR END
The following table sets forth summary information regarding the outstanding equity awards held by our NEOs at December 31, 2021.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Charles L. Prow	3/3/2017	21,898	—	21.98	3/3/2027	—	—
	3/4/2019	—	—	—	—	9,613	439,987
	3/5/2020	—	—	—	—	11,938	546,402
	3/4/2021	—	—	—	—	18,016	824,592
Susan D. Lynch	8/8/2019	—	—	—	—	1,725	78,953
	3/5/2020	—	—	—	—	2,827	129,392
	3/4/2021	—	—	—	—	3,861	176,718
Susan L. Deagle	5/8/2017	5,618	—	26.05	5/8/2027	—	—
	3/4/2019	—	—	—	—	1,502	68,747
	3/5/2020	—	—	—	—	2,199	100,648
	3/4/2021	—	—	—	—	3,346	153,146
David A. Hathaway(3)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Kevin T. Boyle	3/4/2019	—	—	—	—	1,502	68,747
	3/5/2020	—	—	—	—	1,885	86,276
	3/4/2021	—	—	—	—	2,788	127,607
Kenneth W. Shreves	3/4/2019	—	—	—	—	961	43,985
	3/5/2020	—	—	—	—	942	43,115
	3/4/2021	—	—	—	—	2,145	98,177

(1)
These awards vest in one-third annual installments on the applicable anniversaries of the grant date.

(2)
Reflects the Company’s closing stock price of $45.77 per share on December 31, 2021.

(3)
Mr. Hathaway’s employment with the Company ended on September 3, 2021.

RESTRICTED STOCK UNIT VESTING SCHEDULE
Generally, RSUs vest on the applicable anniversary of the grant date. Except as otherwise noted, RSUs vest in one-third annual installments on the first, second and third anniversaries of the grant date.
		Vesting Schedule (#)
Name	Grant Date	2022	2023	2024
Charles L. Prow	3/4/2019	9,613
	3/5/2020	5,969	5,969
	3/4/2021	6,006	6,005	6,005
Susan D. Lynch	8/8/2019	1,725
	3/5/2020	1,414	1,413
	3/4/2021	1,287	1,287	1,287
Susan L. Deagle	3/4/2019	1,502
	3/5/2020	1,100	1,099
	3/4/2021	1,116	1,115	1,115
David A. Hathaway(1)	—	—
	—	—	—
	—	—	—	—
Kevin T. Boyle	3/4/2019	1,502
	3/5/2020	943	942
	3/4/2021	930	929	929
Kenneth W. Shreves	3/4/2019	961
	3/5/2020	471	471
	3/4/2021	715	715	715

(1)
Mr. Hathaway’s employment with the Company ended on September 3, 2021.

OPTION EXERCISES AND STOCK VESTED
The following table summarizes the option exercises and vesting of RSUs for each of our NEOs in 2021.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Charles L. Prow	—	—	23,514	1,385,618
Susan D. Lynch	—	—	3,139	162,536
Susan L. Deagle	—	—	3,841	226,360
David A. Hathaway	4,026	61,000	3,841	226,360
Kevin T. Boyle	—	—	3,893	215,299
Kenneth W. Shreves	—	—	4,800	266,988

(1)
Represents the difference between the market price of a share of V2X common stock on the date of exercise, and the exercise price per share, multiplied by the number of shares acquired upon exercise.

(2)
The aggregate value realized on the date of vesting of the RSUs is based on the average of high and low prices of V2X common stock on the date of vesting, multiplied by the number of shares acquired upon vesting. The value realized for these NEOs is based on $58.75 per share on the vesting date of March 4, 2021, $59.05 per share on the vesting date of March 5, 2021, $52.89 per share on the vesting date of June 13, 2021, $45.82 per share on the vesting date of August 8, 2021 and $49.29 per share on the vesting date of October 22, 2021 as calculated below.

PENSION BENEFITS
V2X has not adopted a pension plan, and does not provide pension benefits to the NEOs.
NON-QUALIFIED DEFERRED
COMPENSATION FOR 2021
EXCESS SAVINGS PLAN
The Vectrus Systems Corporation Excess Savings Plan provides our key employees with an opportunity to earn retirement savings benefits in excess of the retirement benefits they may contribute under our 401(k) Plan. Section 415 of the Code limits the amount of compensation that can be used to determine employee and employer contribution amounts ($290,000 in 2021) to the 401(k) Plan. The benefit that is provided to an employee under an excess benefit plan generally amounts to the difference between what the employee would have received under the employer’s qualified retirement plan without applying the Section 415 limitations and what the employee actually receives under the qualified retirement plan.
The Vectrus Systems Corporation Excess Savings Plan is a non-qualified unfunded savings plan. All balances under this plan are maintained on the books of V2X. V2X contributes to the participant’s excess savings account at 4% of eligible base compensation. Participant investment earnings are based on the Guaranteed Income Fund—Stable Value Fund in the Vectrus 401(k) Plan. Benefits will be paid to the NEO in a lump sum in the seventh month following the last day worked by such NEO.
NON-QUALIFIED DEFERRED COMPENSATION PLAN
In February 2021, the Company offered a new voluntary Non-Qualified Deferred Compensation Plan to employees based on select eligibility criteria. The Vectrus Systems Corporation Non-Qualified Deferred Compensation Plan allows employees to defer and invest a portion of their compensation for retirement and other life events.
Each year, employees are eligible to defer up to 70% of their eligible salary and/or incentive plan compensation. Employee deferrals and associated earnings are 100% vested at all times. Employees may designate an in-service distribution date on their compensation deferrals. In addition, employees may designate either a lump sum payment or annual installments on their compensation deferrals following their retirement from the Company.
In the event the employee separates from service prior to an in-service distribution date and does not qualify for retirement, their account balance will be distributed as a lump sum payment six months following the last day worked.

Non-Qualified Deferred Compensation
The following table shows the activity within the Non-Qualified Deferred Compensation Plans for the NEOs for 2021.
Name	Executive Contributions in Last FY ($) (a) (1)	Registrant Contributions in Last FY ($) (b) (2)	Aggregate Earnings in Last FY ($) (c)	Aggregate Withdrawals/ Distributions ($) (d)	Aggregate Balance at Last FYE ($) (e) (3)
Charles L. Prow	56,554	18,985	3,960	—	144,168
Susan D. Lynch	—	5,939	115	—	11,869
Susan L. Deagle	—	4,708	177	—	14,645
David A. Hathaway	12,996	315	1,019	—	26,249
Kevin T. Boyle	7,228	4,007	626	—	18,828
Kenneth W. Shreves	—	1,617	19	—	2,701

(1)
The amounts in this column are also included in the Summary Compensation Table.

(2)
The amounts in this column are also included in the Summary Compensation Table and in the All Other Compensation Table as Excess Savings Plan Contributions.

(3)
The following amounts of the aggregate balance from the table were reported in previous summary compensation tables: Mr. Prow — $64,669, Ms. Lynch — $5,815, Ms. Deagle — $9,760, Mr. Hathaway —  $11,919 and Mr. Boyle — $6,967.

PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
In this section, we discuss the compensation payable (including accelerated vesting of equity awards) in the event of a change in control and employment termination under several different circumstances, including voluntary termination, termination for cause, death, disability, termination without cause and termination in connection with a change in control.
The amounts shown in the Potential Post-Employment Compensation table are estimates, assuming the triggering event occurred on December 31, 2021. Values attributed to accelerated vesting of equity-based awards are based on V2X’s closing stock price on December 31, 2021, which was $45.77.
PAYMENTS AND BENEFITS PROVIDED GENERALLY TO SALARIED EMPLOYEES
The amounts shown in the table below do not include payments and benefits to the extent these payments and benefits are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:
•
Accrued salary and paid time off; and

•
Amounts currently vested under the Vectrus Excess Savings Plan.

No perquisites are provided to the NEOs upon a change in control or in any of the post-employment circumstances shown in the table below.
SEVERANCE AND CHANGE IN CONTROL
SENIOR EXECUTIVE SEVERANCE PAY PLAN
The purpose of this plan is to provide a period of transition for senior executives. Senior executives who are U.S. citizens or who are employed in the United States are covered by this plan. The plan generally provides for severance payments if V2X terminates a senior executive’s employment without cause. The amount of severance pay under this plan depends on the executive’s base salary (and, in the case of Mr. Prow, target annual incentive opportunity) and years of service. The severance benefit begins at 12 months of pay for less than four years of service and increases to 18 months of pay for service of nine years or more. The executives are also eligible to continue receiving subsidized health and welfare benefits during the severance payment period. V2X considers these severance pay provisions appropriate given the job responsibilities and competitive market in which senior executives function. V2X’s obligation to continue severance payments stops if the executive does not comply with the V2X Code of Conduct or applicable V2X Corporate Policies. V2X considers this cessation provision to be critical to V2X’s emphasis on ethical behavior. V2X’s obligation to continue severance payments also ends if the executive engages in any activity inimical to the best interests of V2X, disparages V2X, induces employees to leave V2X without our consent or does not comply with non-competition provisions of this plan. These provisions protect the integrity of our business and are consistent with typical business arrangements. If a covered executive receives or is entitled to receive other severance or similar compensation under another V2X plan or agreement or under applicable law, the amount of that other compensation will reduce amounts otherwise payable under this plan, to the extent such offsetting would not violate Code Section 409A. The severance is paid in equal installments over the applicable severance period.
The exceptions to severance payments are:
•
the executive terminates his or her own employment;

•
the executive’s employment is terminated for cause, death or disability; or

•
the executive accepts employment or refuses comparable employment with a purchaser in a divestiture situation.

Assuming a termination by V2X without cause on December 31, 2021, Mr. Prow would have been entitled to 14 months of severance, Ms. Deagle and Mr. Shreves would have been entitled to 13 months of severance, and Ms. Lynch and Mr. Boyle would have been entitled to 12 months of severance.
SPECIAL SENIOR EXECUTIVE SEVERANCE PAY PLAN
The purpose of this plan is to provide compensation in the case of termination of employment in connection with an Acceleration Event (as defined below). The provisions of this plan are specifically designed to address the inability of senior executives to influence the Company’s future performance after certain change in control events. The plan is structured to encourage executives to act in the best interests of shareholders without regard to the potential impact a change in control transaction might have with respect to his or her employment by providing severance protections for terminations that arise in connection with a change in control transaction. The following describes the terms of the plan as in effect on December 31, 2021.
The purposes of these provisions are to:
•
provide for continuing cohesive operations as executives evaluate a transaction, which, without change in control protection, could be personally adverse to the executive;
•
keep executives focused on preserving value for shareholders;

•
retain key talent in the face of potential transactions; and

•
attract talented employees in the competitive marketplace.

As discussed above, this plan provides severance benefits for covered executives, including the NEOs, if their employment is terminated (i) by the Company without cause within two years after a change in control transaction or prior to a change in control transaction if the termination occurs after public announcement of the transaction (provided the transaction is consummated) or the termination is at the request of a party to the transaction, or (ii) where the covered executive terminates his or her employment for good reason (including a termination due to death or disability if at the time of such termination the executive could have resigned for good reason) within two years after a change in control transaction.
This plan provides four tiers of benefits for covered executives, based on their position within the Company and the criticality of their role in a change in control transaction. The Compensation Committee, working in concert with the independent Compensation Consultant, considered four tiers of benefits appropriate based on the relative ability of each tier of employee to influence future Company performance. In the event of a covered termination under this plan on December 31, 2021, the executive would have been entitled to:
•
any accrued but unpaid base salary and paid time off, any earned but unpaid bonus (AIP payment) relating to the preceding year, unreimbursed expenses and any amounts to which the executive is entitled under applicable employee benefit plans;

•
two and a half (2.5) (in the case of Mr. Prow), two (2.0) (in the case of Mses. Lynch and Deagle and Mr. Boyle) and one and a half (1.5) (in the case of Mr. Shreves) times the executive’s annual base salary and target annual incentive opportunity at the time of the termination, paid in equal installments; and

•
continuation of health insurance benefits at the same levels for the length of the COBRA continuation period.

If payments triggered by a change in control transaction would constitute excess parachute payments for purposes of Code Section 280G, then either: (1) payments would be reduced by the amount needed to avoid triggering Code Section 280G, or (2) no reduction of payments would occur, depending on which alternative leaves the executive in a better after-tax position.
As of December 31, 2021, Mr. Prow is covered at the Tier 1 level of benefits of 2.5 times, Mses. Lynch and Deagle and Mr. Boyle are covered at the Tier 2 level of benefits of 2.0 times, and Mr. Shreves is covered at the Tier 3 level of benefits of 1.5 times.
EFFECT OF A CHANGE IN CONTROL AND TERMINATION OF EMPLOYMENT ON ANNUAL INCENTIVE AWARDS, EQUITY AWARDS, THE EXCESS SAVINGS PLAN AND THE NON-QUALIFIED DEFERRED COMPENSATION PLAN
Annual Incentive Awards. Under the AIP, upon a change in control, the AIP awards for the year of the change in control would be paid at the greater of “target” or actual achievement as of the date of the change in control event. Since the 2021 AIP awards would have been earned as of December 31, 2021 based on continued employment through such date, and actual performance exceeded target, we have not reflected the 2021 AIP awards in the table below. The NEO’s AIP awards for 2021, including the target opportunities and the actual amounts earned, are discussed in the Compensation Discussion and Analysis section of this Proxy Statement. Effective January 1, 2022, the NEO’s annual incentive awards will be issued under the V2X, Inc. 2014 Omnibus Incentive Plan.
Long-Term Incentive Awards. No outstanding long-term incentive awards accelerate solely upon a change in control transaction; however, vesting is accelerated in the event of certain termination of employment scenarios. Following is a description of how the awards are treated upon different termination events.
Stock Options. The stock options become fully vested upon termination due to death or disability. Upon termination due to retirement (termination at or after age 60 with at least 5 years of service, other than termination by the Company for cause or due to death or disability), a prorated portion of the option will continue to vest on the applicable vesting dates based on the number of full months of employment during the vesting period, and any remaining unvested portion will expire unless the option holder agrees to comply with the non-competition covenants contained in the stock option agreement, in which case the option will vest without proration on each subsequent vesting date as if employment had continued. If the option holder is not retirement eligible upon voluntary resignation or termination by the Company without cause, the unvested portions of the option expire immediately, except that if employment is terminated by the Company without cause or by the option holder for good reason within 24 months following a change in control transaction, the options become fully vested.
RSUs. The RSUs become fully vested upon termination due to death or disability. Upon termination due to retirement (termination at or after age 60 with at least 5 years of service, other than termination by the Company for cause or due to death or disability) or termination by the Company without cause, a prorated portion of the RSUs will continue to vest on the applicable vesting dates based on the number of full months of employment during the vesting period, and any remaining unvested portion will be forfeited unless the RSU holder agrees to comply with the non-competition covenants contained in the RSU agreement, in which case the RSUs will vest without proration on each subsequent vesting date as if employment had continued. If the RSU holder is not retirement eligible upon voluntary resignation, the unvested portions of the RSUs will be forfeited. If employment is terminated by the Company without cause or by the option holder for good reason within 24 months following a change in control transaction, the RSUs become fully vested.
TSR Awards. Upon termination due to death or disability, the TSR awards remain eligible to vest based on actual performance over the performance period (or as determined upon a change in control event as described below if such an event occurs during the performance period) as if the award holder had remained employed. Upon termination due to retirement (termination at or after age 60 with at least 5 years of service, other than termination by the Company for cause or due to death or disability) or termination by the Company without cause, a prorated portion of the TSR award will remain eligible to vest based on actual performance over the performance period (or as determined upon a change in control event as described below if such an event occurs during the performance period) as if employment had continued, and any remaining unvested portion will expire unless the termination was due to retirement and the award holder agrees to comply with the non-competition covenants contained in the TSR award agreement, in which case the portion of the award that vests will not be prorated. If the award holder is not retirement eligible upon voluntary resignation, the unvested portions of the award will be forfeited. If employment is terminated by the Company without cause or by the award holder for good reason within 24 months following a change in control transaction, the award becomes fully vested, with a prorated portion of the award determined by calculating the average performance over any completed and open performance periods (based on actual performance through the date of the change in control event) and the remainder based on assumed target performance.
Each of the NEOs has accepted the terms and conditions with respect to their awards, including restrictive covenants. Mr. Prow is retirement eligible (age 60 with 5 years of service) for purposes of his long-term incentive awards on December 31, 2021.
Vectrus Systems Corporation Excess Savings Plan. Payment of the NEOs’ accounts under this plan would be triggered by a change in control or a termination of employment or death of the NEO. The definition of change in control under this plan is consistent with the corresponding definition under Code Section 409A. Since there is no accelerated vesting or other enhancement of benefits under the plan, we have not disclosed the NEOs’ accounts in the table below. For information regarding this plan and the NEOs’ aggregate balances as of December 31, 2021, see the “Non-Qualified Deferred Compensation Plan” table above.
Vectrus Systems Corporation Non-Qualified Deferred Compensation Plan. Payment of the NEOs’ accounts under this plan would be triggered by a change in control or a termination of employment or death of the NEO. Since there is no accelerated vesting or other enhancement of benefits under the plan, we have not disclosed the NEOs’ accounts in the table below. For information regarding this plan and the NEOs’ aggregate balances as of December 31, 2021, see the “Non-Qualified Deferred Compensation Plan” table above.
Additional Information. The change in control and employment termination provisions in these plans and agreements are intended to provide protections in the context of change in control transaction and certain termination events so that the executives can focus on preserving value for shareholders when evaluating situations that, without these provisions, could be personally adverse to the executive. Except for the Vectrus Systems Corporation Excess Savings Plan, which defines a change in control by reference to the corresponding definition under Code Section 409A, as of December 31, 2021, change in control was defined as one of the following acceleration events (“Acceleration Events”) for purposes of these plans and agreements:
1.
A report on Schedule 13D was filed with the SEC disclosing that any person, other than V2X or one of its subsidiaries or any employee benefit plan that is sponsored by V2X or a subsidiary, had become the beneficial owner of 30% or more of V2X outstanding stock;

2.
A person other than V2X or one of its subsidiaries

or any employee benefit plan that is sponsored by V2X or a subsidiary purchased V2X shares in connection with a tender or exchange offer, if after consummation of the offer the person purchasing the shares is the beneficial owner of 30% or more of V2X outstanding stock;
3.
The consummation of:

(a)
any consolidation, business combination or merger of V2X other than a consolidation, business combination or merger in which the shareholders of V2X immediately prior to the merger would hold 50% or more of the combined voting power of V2X or the surviving corporation of the merger and would have the same proportionate ownership of common stock of the surviving corporation that they held in V2X immediately prior to the merger; or

(b)
any sale, lease, exchange or other transfer of all or substantially all of the assets of V2X;

4.
A majority of the members of the Board of Directors of V2X changed within a 12-month period, unless the election or nomination for election of each of the new Directors by V2X’s shareholders had been approved by two-thirds of the Directors still in office who had been Directors at the beginning of the 12-month period or whose nomination for election or election was recommended or approved by a majority of Directors who were Directors at the beginning of the 12-month period; or

5.
Any person other than V2X or one of its subsidiaries or any employee benefit plan sponsored by V2X or a subsidiary became the beneficial owner of 30% or more of V2X outstanding stock.

The Potential Post-Employment Compensation table on the following page provides additional information.

POTENTIAL POST-EMPLOYMENT COMPENSATION
Executive*	Resignation (a)($)	Termination for Cause (b)($)	Death (c)($)	Disability (d)($)	Termination Not For Cause (e)($)	Change in Control and Termination Not For Cause or With Good Reason (f)($)
Charles L. Prow
Severance(1)	0	0	0	0	1,893,953	4,059,457
2020 – 2022 TSR Award(2)	0	0	783,750	783,750	783,750	590,932
2021 – 2023 TSR Award(2)	0	0	787,500	787,500	787,500	700,035
Unvested RSUs(3)	0	0	1,810,981	1,810,981	1,810,981	1,810,981
Total	0	0	3,382,231	3,382,231	5,276,184	7,161,405
Susan D. Lynch
Severance(1)	0	0	0	0	453,559	1,525,386
2020 – 2022 TSR Award(2)	0	0	185,625	185,625	123,756	139,958
2021 – 2023 TSR Award(2)	0	0	168,750	168,750	56,244	150,008
Unvested RSUs(3)	0	0	385,063	385,063	119,002	385,063
Total	0	0	739,438	739,438	752,561	2,200,415
Susan L. Deagle
Severance(1)	0	0	0	0	451,561	1,367,047
2020 – 2022 TSR Award(2)	0	0	144,375	144,375	96,255	108,856
2021 – 2023 TSR Award(2)	0	0	146,250	146,250	48,745	130,007
Unvested RSUs(3)	0	0	322,541	322,541	127,515	322,541
Total	0	0	613,166	613,166	724,076	1,928,451
David A. Hathaway(4)
Severance(1)	0	0	0	0	0	0
2020 – 2022 TSR Award(2)	0	0	0	0	0	0
2021 – 2023 TSR Award(2)	0	0	0	0	0	0
Unvested RSUs(3)	0	0	0	0	0	0
Total	0	0	0	0	0	0
Kevin T. Boyle
Severance(1)	0	0	0	0	407,559	1,250,486
2020 – 2022 TSR Award(2)	0	0	123,750	123,750	82,504	93,305
2021 – 2023 TSR Award(2)	0	0	121,875	121,875	40,621	108,339
Unvested RSUs(3)	0	0	282,630	282,630	115,798	282,630
Total	0	0	528,255	528,255	646,482	1,734,760
Kenneth W. Shreves
Severance(1)	0	0	0	0	433,590	960,360
2020 – 2022 TSR Award(2)	0	0	61,875	61,875	41,252	46,653
2021 – 2023 TSR Award(2)	0	0	93,750	93,750	31,247	83,338
Unvested RSUs(3)	0	0	185,277	185,277	73,690	185,277
Total	0	0	340,902	340,902	579,779	1,275,628

(1)
Amounts shown in column (e) reflect the cash severance and estimated cost to V2X of the continuation of benefits under the Senior Executive Severance Pay Plan, which would have been as follows: Mr. Prow ($1,884,050 the combination of the CEO’s base salary and target annual incentive opportunity multiplied by the months of severance earned under the Plan and $9,903); Ms. Lynch ($441,000 and $12,559); Ms. Deagle ($444,167 and $7,394); Mr. Boyle ($395,000 and $12,559); and Mr. Shreves ($433,333 and $257). Amounts shown in column (f) reflect the cash severance and estimated cost to V2X of the continuation of benefits under the Special Senior Executive Severance Pay Plan, which would have been as follows: Mr. Prow ($4,037,250 and $22,207); Ms. Lynch ($1,499,400 and $25,986); Ms. Deagle ($1,353,000 and $14,047); Mr. Boyle ($1,224,500 and $25,986); and Mr. Shreves ($960,000 and $360).
(2)
Amounts shown in columns (c), (d) and (e) for the 2020-2022 TSR awards are based on actual performance for the years ended December 31, 2020 and December 31, 2021 and target performance (100%) for the remaining two measurement periods, with the amount in column (e) prorated to reflect the 2/3 of the performance period that would have been completed on December 31, 2021. Amounts in columns (c), (d) and (e) for the 2021-2023 TSR awards are based on actual performance for the year ended December 31, 2021 and target performance (100%) for the remaining three measurement periods, with the amount in column (e) prorated to reflect the 1/3 of the performance period that would have been completed on December 31, 2021. Amounts shown in column (f) for the 2020-2022 TSR awards were calculated in accordance with the award agreements by multiplying a prorated portion of the award (2/3) by an average payout factor based on actual performance results through December 31, 2021, and multiplying the remainder of the award (1/3) by a payout factor of 100%, reflecting target performance. Amounts shown in column (f) for the 2021-2023 TSR awards were calculated in accordance with the award agreements by multiplying a prorated portion of the award (1/3) by an average payout factor based on actual performance results through December 31, 2021, and multiplying the remainder of the award (2/3) by a payout factor of 100%, reflecting target performance. At December 31, 2021, Mr. Prow was eligible for retirement treatment (age 60 with 5 years of service) for purposes of his outstanding TSR awards.

(3)
Amounts shown in columns (c), (d) and (f) reflect the market value of unvested RSUs based on a $45.77 per share value, the closing price of V2X common stock on December 31, 2021. Amounts shown in column (e) reflect the prorated portion of the unvested RSUs based on the number of full months of employment between the grant date and December 31, 2021. At December 31, 2021, Mr. Prow was eligible for retirement treatment (age 60 with 5 years of service) for purposes of his outstanding RSUs.

(4)
Mr. Hathaway’s employment with the Company ended on September 3, 2021.

HOW TO ATTEND THE VIRTUAL 2022 ANNUAL MEETING OF SHAREHOLDERS
To be admitted to the 2022 Annual Meeting, please visit www.virtualshareholdermeeting.com/VVX2022. When prompted, you must enter the 16-digit control number found on your proxy card, voting instruction form or notice you receive with these proxy materials. You may vote or ask questions during the 2022 Annual Meeting by following the instructions available on www.virtualshareholdermeeting.com/VVX2022. Persons without a control number may attend the 2022 Annual Meeting as guests, but they will not have the option to vote shares or ask questions. Whether or not you plan to attend the 2022 Annual Meeting, we urge you to vote and submit your proxy in advance of the 2022 Annual Meeting by one of the methods described in these proxy materials.
You may begin to log into the virtual meeting platform at www.virtualshareholdermeeting.com/VVX2022 and enter your control number beginning at 7:45 a.m. Eastern Time on October 27, 2022. The meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. A replay of the webcast will be available on the Investor Relations page of the Company’s website 24 hours after the 2022 Annual Meeting at http://investors.vectrus.com/ until October 27, 2023.

APPENDIX A
SECOND AMENDMENT AND RESTATEMENT OF THE
V2X, INC.
2014 OMNIBUS INCENTIVE PLAN
(Effective as of October 27, 2022, Subject to Shareholder Approval)
ARTICLE I
ESTABLISHMENT, PURPOSE, AND DURATION
1.1   Establishment. V2X, Inc., an Indiana corporation (formerly known as Vectrus, Inc., and hereinafter referred to as the “Company”), has established an incentive compensation plan previously known as the Vectrus, Inc. 2014 Omnibus Incentive Plan (the “Prior Plan”), as renamed, amended and restated by this second amendment and restatement (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (SARs), Restricted Stock, Restricted Stock Units and Other Awards, including cash bonus awards.
The Plan first became effective September 27, 2014 (the “Effective Date”). The Plan shall remain in effect as provided in Section 1.3 hereof.
1.2   Purpose of the Plan. The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by strengthening the Company’s ability to attract and retain Employees of the Company and its Affiliates and members of the Board of Directors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through share ownership, cash incentives and other rights that promote and recognize the financial success and growth of the Company and create value for shareholders.
1.3   Duration of the Plan. The Plan commenced as of the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Compensation and Personnel Committee of the Board, (the “Committee”) to amend or terminate the Plan at any time pursuant to Article 13 hereof, until October 27, 2032.
ARTICLE II
DEFINITIONS
Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.
2.1   “Acceleration Event” shall be deemed to have occurred as of the first day that any one or more of the following conditions described in Sections 2.1.1, 2.1.2, 2.1.3, 2.1.4 and 2.1.5 have been satisfied on or after the Effective Date.
2.1.1   a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any Person, other than the Company or a Subsidiary or any employee benefit plan sponsored by the Company or a Subsidiary (or related trust), is the Beneficial Owner directly or indirectly of thirty percent (30%) or more of the outstanding Shares;
2.1.2   any Person, other than the Company or a Subsidiary, or any employee benefit plan sponsored by the Company or a Subsidiary (or related trust), shall purchase shares pursuant to a tender offer or exchange offer to acquire any Shares (or securities convertible into Shares) for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the Beneficial Owner, directly or indirectly, of thirty percent (30%) or more of the outstanding Shares (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire Shares);
2.1.3   the consummation of:
(a)   any consolidation, business combination or merger involving the Company, other than a consolidation, business combination or merger involving the Company in which holders of Shares immediately prior to the consolidation, business combination or merger (x) hold fifty percent (50%) or more of the combined voting power of the Company (or the corporation resulting from the consolidation, business combination or merger or the parent of such corporation) after the merger and (y) have the same proportionate ownership of common stock of the Company (or the corporation resulting from the consolidation, business combination or merger or the parent of such corporation), relative to other holders of Shares immediately prior to the consolidation, business combination or merger, immediately after the consolidation, business combination or merger as immediately before; or
(b)   any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company;
2.1.4   there shall have been a change in a majority of the members of the Board within a 12-month period unless the election or nomination for election by the Company’s shareholders of each new director during such 12-month period was approved by the vote of two-thirds of the directors then still in office who (x) were directors at the beginning of such 12-month period or (y) whose nomination for election or election as directors was recommended or approved by a majority of the directors who were directors at the beginning of such 12-month period; or
2.1.5   any Person, other than the Company or a Subsidiary or any employee benefit plan sponsored by the Company or a Subsidiary (or related trust), becomes the Beneficial Owner of thirty percent (30%) or more of the Shares.
2.2   “Affiliate” means any Subsidiary and any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
2.3   “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Converted Awards and Other Awards (including Performance Stock Units).
2.4   “Award Agreement” means either (i) an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan, or (ii) a statement issued by the Company to a Participant describing the terms and conditions of such Award.
2.5   “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
2.6   “Board” or “Board of Directors” means the Board of Directors of the Company.
2.7   “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.
2.8   “Committee” means the Compensation and Personnel Committee of the Board.
2.9   “Company” means V2X, Inc., an Indiana corporation, and any successor thereto as provided in Article 15 herein; provided, however, that for purposes of grants made under a Predecessor Plan, Company shall mean the Predecessor Corporation, as applicable, as the original grantor.
2.10   “Converted Award” means Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units and Other Awards granted in replacement of awards that were originally granted to a Participant under a Predecessor Plan.
2.11   “Director” means any individual who is a member of the Board of Directors.
2.12   “Employee” means any employee of or other individual service provider to the Company or its Affiliates.
2.13   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.14   “Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion.
Such definition of Fair Market Value may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, or settlement or payout of an Award. If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine an Award’s Fair Market Value based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, Fair Market Value shall be determined by the Committee based on objective criteria.
2.15   “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Article 7 herein.

2.16   “Grant Price” means the amount to which the Fair Market Value of a Share is compared pursuant to Section 7.6 to determine the amount of payment that should be made upon exercise of a SAR.
2.17   “Incentive Stock Option” or “ISO” means an Option that meets the requirements of Code Section 422, or any successor provision, and that is not designated as a Nonqualified Stock Option.
2.18   “Insider” means an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board or the Committee in accordance with Section 16 of the Exchange Act.
2.19   “Non-Employee Director” means a Director who is not an employee of the Company or an Affiliate of the Company.
2.20   “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.
2.21   “Option” means an Incentive Stock Option or a Nonqualified Stock Option to purchase Shares, as described in Article 6 herein.
2.22   “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
2.23   “Other Award” means an Award granted to a Participant pursuant to Article 9 herein.
2.24   “Participant” means an Employee or Director who has been selected to receive an Award or who has an outstanding Award granted under the Plan.
2.25   “Performance Period” means the period of time during which the performance goals must be met in order to determine the amount of payout and/or vesting with respect to an Award.
2.26   “Performance Stock Unit” shall have the meaning set forth in Article IX herein.
2.27   “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion) and transfer restrictions, as provided in Article 8 herein.
2.28   “Person” shall have the meaning given in Section 3(a) (9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided that from and after July 5, 2022, for purposes of Section 2.1, “Person” shall not include American Industrial Partners Capital Fund VI, L.P., a Delaware limited partnership; (2) AIPCF VI Vertex Aerospace Funding LP, a Delaware limited partnership; and (3) Vertex Aerospace Holdco LLC, a Delaware limited liability company.
2.29   “Plan Year” means the fiscal year of the Company.
2.30   “Plan” means the V2X, Inc. Second Amended and Restated 2014 Omnibus Incentive Plan, as may be amended from time to time; provided, however, that for purposes of grants made under a Predecessor Plan, Plan shall mean a Predecessor Plan, as it existed on the date of such grant.
2.31   “Predecessor Corporation” means Exelis Inc. and ITT Corporation.
2.32   “Predecessor Plan” means the Exelis Inc. 2011 Omnibus Incentive Plan and the ITT 2003 Equity Incentive Plan.
2.33   “Restatement Date” means October 27, 2022.
2.34   “Restricted Stock” means an Award granted to a Participant pursuant to Article 8 herein.
2.35   “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8 herein.
2.36   “Share” means a share of common stock of the Company, $0.01 par value per share.
2.37   “Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Article 7 herein.
2.38   “Subsidiary” means any corporation, partnership, joint venture, limited liability company, or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns at least fifty percent (50%) of the total combined voting power in one of the other entities in such chain.
2.39   “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article 7.
ARTICLE III
ADMINISTRATION
3.1   General. The Committee shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, and other persons, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.
3.2   Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and to determine eligibility for Awards and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Section 4.3 and Article 13, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries in which the Company and its Affiliates operate. Notwithstanding the foregoing, the Committee may only accelerate the vesting, distribution or payout of an Award in connection with an adjustment pursuant to Section 4.3, death, disability or an Acceleration Event.
3.3   Delegation. The Committee may delegate to one or more of its members or to one or more agents or advisors such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following: (a) designate Employees and Directors to be recipients of Awards; and (b) determine the size of the Award; provided, however, the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is an Insider.
ARTICLE IV
SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS
4.1   Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance after the Restatement Date to Participants under the Plan shall be equal to the sum of (i) 893,000 (eight hundred and ninety-three thousand) Shares; (ii) the number of Shares reserved but unissued under the Existing Plan as of the Restatement Date; and (iii) the number of Shares that become available for reuse under the Existing Plan following the Restatement Date in accordance with the terms and conditions of the Prior Plan. For purposes of the prior sentence, Shares subject to Converted Awards shall not be considered available for issuance under the Predecessor Plan. Any Shares related to Awards (including Converted Awards) that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission for Awards not involving Shares (including Awards issued prior to the Restatement Date), shall be available again for grant under the Plan. Notwithstanding the foregoing, (a) upon the exercise of a stock-settled Stock Appreciation Right or net-settled Option, the number of Shares subject to the Award (or portion of the Award) that is then being exercised shall be counted against the maximum aggregate number of Shares that may be issued under the Plan as provided above, on the basis of one Share for every Share subject thereto, regardless of the actual number of Shares issued upon exercise, (b) any Shares withheld with respect to an Award (or, with respect to Restricted Stock, returned) in satisfaction of tax withholding obligations shall be counted as Shares issued and (c) any Shares tendered in satisfaction of tax withholding obligations or an Option exercise price or repurchased by the Company with proceeds collected in connection with the exercise of an Option may not be added back to the maximum aggregate number of Shares that may be issued under the Plan. All of the reserved Shares may be used as ISOs. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.
4.2   Non-Employee Director Limitations. The maximum grant date fair value of Awards granted during a single fiscal year to any Non-Employee Director, together with all cash fees paid during the fiscal year in respect of the Non-Employee Director’s service as a member of the Board and any Board committees, shall not exceed

$500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).
4.3   Adjustments in Authorized Shares. In the event of any stock dividend, stock split, spin off, rights offering, or recapitalization, extraordinary dividend or similar event, the Committee shall cause there to be made an equitable adjustment to: (a) the number and, if applicable, kind of shares that may be issued under the Plan or pursuant to any type of Award under the Plan, (b) the number and, if applicable, kind of shares subject to outstanding Awards and (c) as applicable, the Option Price or Grant Price of any then outstanding Awards. In the event of any other change in corporate structure or capitalization, such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall cause there to be made such equitable adjustments described in the foregoing sentence. Any fractional shares resulting from adjustments made pursuant to this Section 4.3 shall be eliminated. Any adjustment made pursuant to this Section 4.3 shall be conclusive and binding for all purposes of the Plan.
Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.
Subject to the provisions of Article 12, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, share exchange, amalgamation, reorganization or similar transaction upon such terms and conditions as it may deem appropriate; provided, however, that no such issuance or assumption shall be made without affecting the number of Shares reserved or available hereunder if it would prevent the granting of ISOs under the Plan.
4.4   Minimum Vesting for Equity Awards. Except in the event of the death, disability or in connection with an adjustment pursuant to Section 4.3 or an Acceleration Event, Awards granted to an Employee under the Plan shall be subject to a minimum vesting period of one year. Notwithstanding the foregoing, the Committee may grant Awards without the above-described minimum vesting requirements, or may permit and authorize acceleration of vesting of Awards otherwise subject to the above-described minimum vesting requirements, with respect to Awards covering 5% or fewer of the total number of Shares authorized under the Plan.
ARTICLE V
ELIGIBILITY AND PARTICIPATION
5.1   Eligibility. Individuals eligible to participate in this Plan are the Employees and Directors.
5.2   Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine the form and amount of each Award.
5.3   Prior Participation. Notwithstanding any other provision of the Plan to the contrary, all prior service and participation by a Participant with a Predecessor Corporation shall be credited in full towards a Participant’s service and participation with the Company.
ARTICLE VI
STOCK OPTIONS
6.1   Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.
ISOs may not be granted following the ten-year (10) anniversary of the date the Plan was last approved by shareholders in a manner that satisfies the shareholder approval requirements applicable to ISOs. ISOs may be granted only to Employees.
6.2   Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.
6.3   Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.
6.4   Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary of its grant.
6.5   Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such terms and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.
6.6   Payment. Options granted under this Article 6 shall be exercised by the delivery of notice of exercise to an agent designated by the Company or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised.
A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option may be exercised (and the Option Price may be satisfied) by (a) delivering cash or its equivalent, (b) tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (c) broker-assisted cashless exercise, (d) net exercise, (e) a combination of the foregoing or (f) by any other method approved by the Committee in its sole discretion. The Committee shall determine acceptable methods for tendering Shares as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.
Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).
Unless otherwise determined by the Committee, all payments under the methods indicated above shall be paid in United States dollars.
6.7   Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.
6.8   Termination of Employment or Service as a Director. The impact of a termination of a Participant’s employment on an Option’s vesting and exercise period shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among Option grants or Participants. The impact of a termination on a Participant’s service as a Director on an Option’s vesting and exercise period shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among Option grants or Participants.
6.9   Transferability of Options. During his or her lifetime, only the Participant shall have the right to exercise the Options. After the Participant’s death, the Participant’s estate or beneficiary shall have the right to exercise such Options.
•
Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

•
Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Under no circumstances may an NQSO be transferable for value or consideration.

6.10   Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

ARTICLE VII
STOCK APPRECIATION RIGHTS
7.1   Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.
Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.
The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The SAR Grant Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.
7.2   SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.
7.3   Term of SAR. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, provided that, no SAR shall be exercisable later than the tenth (10th) anniversary of its grant.
7.4   Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them; provided, however, such terms and conditions shall be subject to Section 7.1 as to grant price and Section 7.3 as to the term of the SAR.
7.5   Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.
7.6   Payment of SAR Amount. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
•
The difference between the Fair Market Value of a Share on the date of exercise over the Grant Price; by

•
The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon a SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof, or in any other manner approved by the Committee at its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.
7.7   Termination of Employment or Service as a Director. The impact of a termination of a Participant’s employment on a SAR’s vesting and exercise period shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among SAR grants or Participants. The impact of a termination on a Participant’s service as a Director on a SAR’s vesting and exercise period shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among SAR grants or Participants.
7.8   Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Under no circumstances may a SAR be transferable for value or consideration. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

7.9   Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of a SAR for a specified period of time.
ARTICLE VIII
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
8.1   Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.
8.2   Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.
8.3   Transferability. Except as provided in this Article 8, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement.
8.4   Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.
To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.
8.5   Voting Rights. To the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
8.6   Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the time and form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units; provided, however, that if dividends or dividend equivalents are granted with respect to any Shares of Restricted Stock or Restricted Share Units that are subject to performance goals, the dividends or dividend equivalents shall be accumulated or reinvested and paid following the time such performance goals are met, as set forth by the Committee in the applicable Award Agreement.
8.7   Termination of Employment or Service as a Director. The impact of a termination of a Participant’s employment on a Restricted Stock or Restricted Stock Unit’s vesting and settlement shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among Restricted Stock or Restricted Stock Unit grants or Participants. The impact of a termination of a Participant’s service as a Director on a Restricted Stock or Restricted Stock Unit’s vesting and settlement shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among Restricted Stock or Restricted Stock Unit grants or Participants.
ARTICLE IX
OTHER AWARDS
The Committee may grant Other Awards, which may include, without limitation, unrestricted Shares, the payment of Shares in lieu of cash, the payment of cash based on attainment of performance goals, service conditions or other goals established by the Committee and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under or settlement of any such Other Awards shall be made in such manner, at such times and subject to such terms and conditions as the Committee may determine. Without limiting the generality of the foregoing, the Committee may establish and administer the Company’s annual cash incentive plan or plans pursuant to this Plan. Without limitation of any other provision hereof, Other Awards may include stock units the vesting of which is conditioned in whole or in part upon the attainment of performance measures selected by the Committee in its absolute discretion (“Performance Stock Units”). The terms and conditions of Performance Stock Units shall be determined by the Committee and set forth in the applicable Award Agreement. Unless otherwise determined by the Committee, the provisions of Article VIII applicable to Restricted Stock Units shall also apply to Performance Stock Units granted hereunder.
ARTICLE X
PERFORMANCE MEASURES
The performance goals applicable to an Award may be based on one or more performance measures selected by the Committee in its sole discretion. As the Committee may deem appropriate, performance measure(s) may relate to the performance of the Company or an Affiliate as a whole, any business unit of the Company or an Affiliate or any combination thereof, and performance may be measured in absolute terms or as compared to the performance of one or more other companies or an index (including a stock market index). The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals.
ARTICLE XI
RIGHTS OF PARTICIPANTS
11.1   Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company and/or its Affiliates to terminate any Participant’s employment or of the Board of Directors to terminate service as a Director at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service as a Director for any specified period of time.
Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company and, accordingly, subject to Article 3 and Section 13.1, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.
11.2   Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
11.3   Rights as a Shareholder. Except as otherwise provided in Article 8 of the Plan or in an Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
ARTICLE XII
ACCELERATION EVENT
The Compensation Committee shall specify in each Participant’s Award Agreement the treatment of outstanding Awards upon an Acceleration Event; provided that any Converted Award will continue to apply the definition of “change in control” or “acceleration event” as provided in the Predecessor Plan under which such Converted Award was originally granted. Notwithstanding anything in the Plan to the contrary, no award agreement shall provide for an acceleration of (i) vesting or (ii) distribution or payout of an Award unless there is both an Acceleration Event (or “change in control” or “acceleration event” in the case of Converted Awards) and a qualifying termination of employment or service.
ARTICLE XIII
AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION
13.1   Amendment, Modification, Suspension, and Termination. Subject to Sections 3.2, 4.3 and 13.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, except for a change or adjustment made pursuant to Section 4.3, no Option Price of an outstanding Option or Grant Price of an outstanding SAR shall be reduced (whether through amendment, cancellation or replacement of Awards with other Awards or other payments of cash or property) without shareholder approval.
13.2   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.
13.3   Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award, unless otherwise required by law.
ARTICLE XIV
WITHHOLDING
14.1   Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.
14.2   Share Withholding. With respect to withholding required upon the exercise of Options, or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
ARTICLE XV
SUCCESSORS
All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
ARTICLE XVI
GENERAL PROVISIONS
16.1   Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company and/or Affiliate policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

16.2   Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.
16.3   Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
16.4   Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
16.5   Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
16.6   Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
16.7   Registration and Listing. The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Award with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any national securities laws, stock exchange, or automated quotation system.
16.8   Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:
•
Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

•
Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

16.9   Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
16.10   Employees or Directors Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:
•
Determine which Affiliates shall be covered by the Plan;

•
Determine which Employees and/or Directors outside the United States are eligible to participate in the Plan;

•
Modify the administrative terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws;

•
Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 16.10 by the Committee shall be attached to this Plan document as appendices; and

•
Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.
16.11   Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

16.12   Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not subject to ERISA.
16.13   No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
16.14   Retirement and Welfare Plans. The value of compensation paid under this Plan will not be included as “compensation” for purposes of computing the benefits payable to any participant under the Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.
16.15   Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.
16.16   Clawback, Repayment or Recapture Policy. Notwithstanding anything to the contrary, to the extent allowed under applicable law or regulatory filings, unless otherwise determined by the Committee, all Awards granted under the Plan, and any related payments made under the Plan, shall be subject to the requirements of any applicable clawback, repayment or recapture policy implemented by the Company, including any such policy adopted to comply with applicable law (including without limitation the Dodd-Frank Wall Street Report and Consumer Protection Act) or securities exchange listing standards and any rules or regulations promulgated thereunder, to the extent set forth in such policy and/or in any notice or agreement relating to an Award or payment under the Plan.

2424 Garden of the Gods Road
Suite 300
Colorado Springs, Colorado 80919
719.591.3600

VECTRUS.COM | NYSE: VVX

V2X, INC.2424 GARDEN OF THE GODS ROADSUITE 300COLORADO SPRINGS, CO 80919SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/VVX2022You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxycard in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD90548-P80054V2X, INC.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4.1. Election of Four Class II DirectorsVote on Class II DirectorsNominees:1a. Mary L. Howell1b. Eric M. Pillmore1c. Joel M. Rotroff1d. Neil Snyder2. Ratification of the appointment of RSM US LLP as the V2X, Inc. Independent Registered Public Accounting Firm for 2022.4. Approval of a second amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan.3. Approval, on an advisory basis, of the compensation paid to our named executive officers.Please sign your name(s) exactly as it/they appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your titleas such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation or partnership, please sign in full corporate orpartnership name by duly authorized officer.Vote on ProposalsFor Against AbstainFor Against Abstain! ! !! ! !! ! !Please indicate if you plan to virtually attend this meeting ! !Yes NoSignature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

V2X, INC.Annual Meeting of Shareholders8:00 a.m., Eastern Time, October 27, 2022Virtual Shareholder Meetingwww.virtualshareholdermeeting.com/VVX2022PLEASE PRESENT THE 16 DIGIT CONTROL NUMBER FOUND ON THIS CARD TO ENTER TO THEVIRTUAL MEETING ROOMNote: If you plan to virtually attend the Annual Meeting of Shareholders, please so indicate by marking the appropriatebox on the attached proxy card. If you plan to attend the Annual Meeting of Shareholders through the virtual meetingplatform, please keep this Admission Ticket, as you will be required to enter the 16-digit control number found onyour proxy card to access the virtual meeting platform. The use of video, still photography or audio recording at theAnnual Meeting of Shareholders is not permitted. Your compliance is appreciated.This Admission Ticket should not be returned with your proxy but should be retained as you will need itto gain access to the virtual Annual Meeting of Shareholders.SEC Proxy Access NoticeImportant Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held onOctober 27, 2022 at 8:00 a.m. virtually at www.virtualshareholdermeeting.com/VVX2022The proxy materials for the V2X 2022 Annual Meeting of Shareholders, including the 2022 Proxy Statement andthe 2021 Annual Report to Shareholders, are available on the Internet. To view these proxy materials, please visitwww.proxyvote.com.D90549-P80054THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFV2X, INC. FOR THEANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 27, 2022 AT 8:00 AM ETThe shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Kevin T. Boyle andCharles L. Prow, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s)them to represent and to vote, as designated on the reverse side of this form, all of the shares of Common Stock of V2X, Inc.that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 a.m., Eastern Time, onOctober 27, 2022 virtually at www.virtualshareholdermeeting.com/VVX2022, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCHDIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. In eithercase, if this form is signed and returned, the proxies will be authorized to vote in their discretion on any other matters thatmay be presented for a vote at the Annual Meeting of Shareholders.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPECONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE